1933 Act Registration No. 333-121441
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                       EVERGREEN SELECT FIXED INCOME TRUST
                           (Evergreen Core Bond Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                              SOUTHTRUST BOND FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


February 16, 2005


Dear Shareholder,

         On November 1, 2004, SouthTrust Corporation merged into Wachovia Corporation and management of the combined company undertook the process of comparing product offerings within the SouthTrust and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of SouthTrust Bond Fund ("SouthTrust Fund"), a series of SouthTrust Funds, you are invited to vote on proposals (1) to merge SouthTrust Fund into Evergreen Core Bond Fund ("Evergreen Fund"), a mutual fund within the Evergreen family of funds (the "Merger") and (2) to approve an Investment Advisory Agreement (the "Advisory Agreement") for SouthTrust Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to the Evergreen Fund. The Board of Trustees of SouthTrust Funds has approved the Advisory Agreement and the Merger and recommends that you vote FOR both proposals.

         If approved by shareholders, this is how the Merger will work:

o SouthTrust Fund will transfer all of its assets and identified liabilities to Evergreen Fund, a series of Evergreen Select Fixed Income Trust.
o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your SouthTrust Fund shares that will be cancelled. You will receive Class I shares of Evergreen Fund in exchange for your shares of SouthTrust Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Merger.
o It is expected that your receipt of Class I shares of Evergreen Fund in the Merger will be a non-taxable event for you for federal income tax purposes.

         Details about Evergreen Fund's investment objective, principal investment strategies, principal risks, portfolio management team, performance, fees and expenses, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for March 2005). Please take the time to familiarize yourself with this information.


         Votes on both proposals will be cast at a special meeting of SouthTrust Fund's shareholders to be held on March 16, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.


         If you have any questions about the proposals or the proxy card, please call Investor Connect, our proxy solicitor, at 800-780-7527 (toll-free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If SouthTrust Fund does not receive your vote after several weeks, you may receive a telephone call from Investor Connect requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC.

         Thank you for taking this matter seriously and participating in this important process.

                                                    Sincerely,


                                                    /s/ Charles L. Davis, Jr.
                                                     Charles L. Davis, Jr.
                                                    Chief Executive Officer

                              SOUTHTRUST BOND FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 16, 2005



         A Special Meeting (the "Meeting") of Shareholders of SouthTrust Bond Fund ("SouthTrust Fund"), a series of SouthTrust Funds, will be held at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 on March 16, 2005, at 2:00 p.m., Eastern Time, and any adjournment(s) thereof, for the following purposes, each of which is more fully described in the accompanying prospectus/proxy statement dated February 16, 2005:


1. To consider and act upon the Agreement and Plan of Reorganization, dated as of January 3, 2005 (the "Plan"), providing for the acquisition of all the assets of SouthTrust Fund by Evergreen Core Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust, in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of SouthTrust Fund in liquidation and subsequent termination of SouthTrust Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SouthTrust Fund.

2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

3. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

         On behalf of SouthTrust Fund, the Board of Trustees of SouthTrust Funds has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders of SouthTrust Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By order of the Board of Trustees of SouthTrust Funds,



                        John D. Johnson
                        Secretary


February 16, 2005

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                              SOUTHTRUST BOND FUND,
                          a series of SouthTrust Funds
                                      into
                            EVERGREEN CORE BOND FUND,
                 a series of Evergreen Select Fixed Income Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of SouthTrust Bond Fund ("SouthTrust Fund") into Evergreen Core Bond Fund ("Evergreen Fund"). If approved, the Merger will result in your receipt of Evergreen Fund Class I shares in exchange for your SouthTrust Fund shares. The investment objectives of the Funds are similar. SouthTrust Fund's goal is to provide a level of total return consistent with a portfolio of high-quality debt securities. Evergreen Fund seeks to maximize total return through a combination of current income and capital growth.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

-------------------------------------------------------------   --------------------------------------------------------
See:                                                            How to get these documents:
-------------------------------------------------------------   --------------------------------------------------------
-------------------------------------------------------------   --------------------------------------------------------
Prospectus for SouthTrust Fund, dated June 30, 2004, as         The Funds make all of these documents available to you
supplemented December 10, 2004.                                 free of charge if you:

                                                                o       Call 800-343-2898, or

Prospectus for Evergreen Fund, dated September 1, 2004, as      o       Write the Funds at either address below.
supplemented September 1, October 1, October 22 and
December 9, 2004, which accompanies this prospectus/proxy       You can also obtain any of these documents for a fee
statement.                                                      from the SEC if you:
                                                                o        Call the SEC at 202-942-8090,
Statement of additional information for SouthTrust Fund,
dated June 30, 2004.                                            Or for free if you:
                                                                o       Go to the EDGAR Database on the SEC's Website
Statement of additional information for Evergreen Fund,                 (http://www.sec.gov).
dated September 1, 2004, as supplemented October 1,  2004.
                                                                To ask questions about this prospectus/proxy statement:
Annual report for SouthTrust Fund, dated April 30, 2004.        o        Call 800-780-7527, or
                                                                o        Write to the Funds at either address below.
Annual report for Evergreen Fund, dated April 30, 2004.

Semi-annual report for Evergreen Fund, dated October 31,        The Funds' SEC file numbers are:
2004.                                                           o        SouthTrust Fund, 33-46190 and 811-6580; and

                                                                o        Evergreen Fund, 333-36019 and 811-08365.
Statement of additional information, dated February 16, 2005, which relates to this prospectus/proxy statement and the Merger.

------------------------------------------------------------- --------------------------------------------------------


         Information relating to each Fund is contained in its prospectus, statement of additional information, annual report, and Evergreen Fund's semi-annual report, as well as the Statement of additional information, dated February 16, 2005, each of which is incorporated by reference into this prospectus/proxy statement. Each of these documents has been filed with the SEC. Information that has been incorporated by reference into this prospectus/proxy statement is legally considered to be part of this prospectus/proxy statement.


         The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.


        The  address  of  Evergreen  Fund  is  200  Berkeley   Street,   Boston,
        Massachusetts 02116 (Telephone: 800-343-2898).

        The address of SouthTrust Fund is 420 North 20th Street, Birmingham, Alabama 35203 (Telephone: 888-735-3441).


               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 16, 2005

                               TABLE OF CONTENTS


SUMMARY OF THE MERGER...........................................................4
    What are the key features of the Merger?....................................4

    After the Merger, what class of shares of Evergreen Fund will I own?........4

    How do the Funds' investment objectives, principal investment strategies and risks compare?..........................................................4
    How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?..................6
    How do the Funds' performance records compare?..............................7
    Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio
        Manager of my Fund after the Merger? What will the advisory fee and sub-advisory fee be after the Merger?...............................9
    Are there any legal proceedings pending against the Evergreen funds and/or EIMC?............................................................10

    What will be the primary federal tax consequences of the Merger?............11

    RISKS.......................................................................12
    What are the principal risks of investing in each Fund?.....................12

    Are there any other risks of investing in each Fund?........................12


MERGER INFORMATION..............................................................13
    Reasons for the Merger......................................................13
    Agreement and Plan of Reorganization........................................14
    Federal Income Tax Consequences.............................................15
    Pro Forma Capitalization....................................................16
    Distribution of Shares......................................................17
    Calculating the Share Price.................................................18
    Purchase and Redemption Procedures..........................................18
    Short-Term Trading Policy...................................................18
    Exchange Privileges.........................................................19
    Distribution and Tax Policies...............................................19

INFORMATION ON SHAREHOLDERS' RIGHTS.............................................20
    Form of Organization........................................................20
    Capitalization..............................................................20
    Shareholder Liability.......................................................20
    Shareholder Meetings and Voting Rights......................................21
    Liquidation.................................................................21
    Liability and Indemnification of Trustees...................................21

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT.............................22

    The Investment Advisor and Evaluation by the Trustees.......................22
    Terms of the Advisory Agreement.............................................22
    Fees Paid Under the Advisory Agreement......................................23
    More Information about EIMC.................................................23
    Principal Executive Officers and Directors of EIMC..........................23
    Additional Information......................................................23


VOTING INFORMATION CONCERNING THE MEETING.......................................23

    Shareholder Information.....................................................25


FINANCIAL STATEMENTS AND EXPERTS................................................26
LEGAL MATTERS...................................................................26
ADDITIONAL INFORMATION..........................................................26
OTHER BUSINESS..................................................................26
INSTRUCTIONS FOR EXECUTING PROXY CARDS..........................................27
OTHER WAYS TO VOTE YOUR PROXY...................................................27

EXHIBIT A--Form of Agreement and Plan of Reorganization.........................A-1
EXHIBIT B--Management's Discussion and Analysis of Evergreen Fund...............B-1
EXHIBIT C--Form of Advisory Agreement...........................................C-1

                              SUMMARY OF THE MERGER



         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus, statement of additional information, annual report and Evergreen Fund's semi-annual report, and in the Agreement and Plan of Reorganization.

 What are the key features of the Merger?

         The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the form of the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of SouthTrust Fund to Evergreen Fund in exchange for Class I shares of Evergreen Fund;

o the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund (The identified liabilities consist only of those liabilities reflected on SouthTrust Fund's statement of assets and liabilities determined immediately preceding the Merger.);

o the liquidation of SouthTrust Fund by distributing Class I shares of Evergreen Fund to SouthTrust Fund's shareholders and cancellation of all shares of SouthTrust Fund;

o the expected treatment of the receipt of Evergreen Fund shares by SouthTrust Fund's shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes;

o the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC ("EIMC").


     The Merger is scheduled to take place on or about March 18, 2005.

 After the Merger, what class of shares of Evergreen Fund will I own?

         You will receive Class I shares of Evergreen Fund in the Merger. The new shares you receive will have the same total value as your SouthTrust Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of SouthTrust Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interest of SouthTrust Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of SouthTrust Fund's shareholders. The Trustees of Evergreen Select Fixed Income Trust have also approved the Plan on behalf of Evergreen Fund.
 How do the Funds' investment objectives, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

----------------------------- ------------------------------------------------- -------------------------------------------------
                              SouthTrust Fund                                   Evergreen Fund
----------------------------- ------------------------------------------------- -------------------------------------------------
----------------------------- ------------------------------------------------- -------------------------------------------------
INVESTMENT OBJECTIVES         Seeks to provide a level of total return          Seeks to maximize total return through a
                              consistent with a portfolio of high-quality       combination of current income and capital
                              debt securities.                                  growth.
----------------------------- ------------------------------------------------- -------------------------------------------------
----------------------------- ------------------------------------------------- -------------------------------------------------

                              o Normally invests at least 80% of its            o       Normally invests at least 80% of its

PRINCIPAL INVESTMENT            assets in high-quality, investment grade                assets in U.S. dollar-denominated
STRATEGIES                      corporate debt obligations and U.S.                     investment grade debt securities.
                                government securities, including                o       Invests in debt securities issued or
                                obligations issued or guaranteed by U.S.                guaranteed by the U.S. Treasury or by an
                                government sponsored entities ("GSEs").                 agency or instrumentality of the U.S.
                              o The portfolio managers select                           government, corporate bonds,
                                securities based upon their quality,                    mortgage-backed securities, asset-backed
                                marketability, and maturity, and their                  securities, and other income producing
                                assessment of the overall economy, the                  securities.
                                Treasury yield curve, and interest rate         o       Maintains a bias toward corporate and
                                spreads. First, the Fund's targeted                     mortgage-backed securities in order to
                                duration is determined based upon                       capture higher levels of income.
                                macroeconomic factors. The portfolio            o       Maintains a duration between 2 to 6
                                managers' analysis of the yield curve                   years (weighted average maturity is
                                determines which maturities (intermediate               expected to be longer than the weighted
                                to long term) offer the most attractive                 average duration).
                                potential returns. They then consider           o       Up to 20% of its assets may be
                                spreads between various sectors (such as                represented by cash, cash equivalents or
                                U.S. Treasuries, agency securities, and                 shares of registered investment companies.
                                corporate bonds) to select the quality and      o       May engage in dollar roll
                                types of bonds that offer the most                      transactions, which allows the Fund to
                                attractive investment opportunity.                      sell a mortgage-backed security to a
                              o Expects that average maturity of the                    dealer and simultaneously contract to
                                Fund will generally range up to 15 years.               repurchase a security that is

                              o May invest in GSE securities that are                   substantially similar in type, coupon and
                                not backed by the full faith and credit of              maturity, on a specified future date.
                                the United States government, such as           o       The debt instruments issued and/or
                                those issued by the Federal Home Loan                   guaranteed by the U.S. government, its
                                Mortgage Corporation ("FHLMC"), the                     agencies, or instrumentalities, in which
                                Federal National Mortgage Association                   the Fund invests, typically includes
                                ("FNMA"), and the Federal Home Loan Bank                mortgage-backed securities, asset-backed
                                System. These GSEs are, however, supported              securities, and collateralized mortgage
                                through federal subsidies, loans or other               obligations ("CMOs") issued by the GNMA,
                                benefits. The Fund may also invest in GSE               the FNMA and the FHLMC. Securities issued
                                securities that are supported by the full               by GNMA, but not those issued by FNMA or
                                faith and credit of the U.S. government,                FHLMC, are backed by the full faith and
                                such as those issued by the Government                  credit of the U.S. government. FNMA and
                                National Mortgage Association ("GNMA").                 FHLMC, although chartered or sponsored by
                                Finally, the Fund may invest in a few GSE               Congress, are not funded by congressional
                                securities that have no explicit financial              appropriations and the securities issued
                                support, but which are regarded as having               by them are neither guaranteed nor insured
                                implied support because the federal                     by the U.S. government. In general,
                                government sponsors their activities. Such              securities issued by GSEs are neither
                                securities include those issued by the                  insured nor guaranteed by the U.S.
                                Farm Credit System and the Financing                    Treasury.
                                Corporation.

----------------------------- ------------------------------------------------- -------------------------------------------------

         In addition, Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. SouthTrust Fund may temporarily invest in cash, cash items, and short-term, higher-quality debt securities and similar obligations. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

         A portion of the securities held by SouthTrust Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

         The following table highlights the principal risks of investing in each of the Funds. For a detailed comparison of the Funds' risks, see the section entitled "Risks".

----------------------- ------------------------------------------------- ---------------- -------------
Risk                    Explanation                                       SouthTrust Fund  Evergreen
                                                                                           Fund
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Interest                Rate Risk Interest rate risk is triggered by the
                        tendency for the value of debt securities and certain   X               X
                        dividend paying stocks to fall when interest rates go
                        up.
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Credit                  Risk The value of a debt security is directly affected
                        by the issuer's ability to repay principal and pay      X               X
                        interest on time.
----------------------- ------------------------------------------------- ---------------- -------------
----------------------- ------------------------------------------------- ---------------- -------------
Mortgage-Backed and     The Fund may be exposed to a lower rate of
Asset-Backed            return if the mortgages are repaid earlier than         X               X
Securities Risk         anticipated and may be more sensitive to
                        interest rate changes.
----------------------- ------------------------------------------------- ---------------- -------------

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges and expenses for the Class I shares of Evergreen Fund and shares of SouthTrust Fund are different. For a complete description of the sales charges and expenses for each Fund, see the table below under the caption "Shareholder Fees" and the section "Merger Information - Distribution of Shares." You will not pay any front-end or contingent deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see the sections entitled "Merger Information - Purchase and Redemption Procedures" and "Merger Information - Exchange Privileges."

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------          -----------------------------------------------------
SouthTrust Fund                                                  Evergreen Fund
-------------------------------------------------------          -----------------------------------------------------
------------------------------------- -----------------          ---------------------------------- ------------------
Shareholder Transaction Expenses                                 Shareholder Transaction Expenses        Class I
Maximum sales charge imposed on            3.50%                 Maximum sales charge imposed on          None
purchases (as a % of offering price)                             purchases (as a % of offering price)

Maximum contingent deferred sales          None*                 Maximum contingent deferred              None
charge (as a % of either the                                     sales charge (as a % of either
redemption amount or initial                                     the redemption amount or initial
investment, whichever is lower)                                  investment, whichever is lower)

------------------------------------- -----------------          ---------------------------------- ------------------

-------------------------------------------------------
Evergreen Fund Pro Forma
-------------------------------------------------------
------------------------------------- -----------------
Shareholder Transaction Expenses          Class I
Maximum sales charge imposed on             None
purchases (as a % of offering price)

Maximum contingent deferred sales           None

charge (as a % of either the
redemption amount or initial
investment, whichever is lower)

------------------------------------- -----------------
*A 1.00% redemption fee applies only to purchases of SouthTrust Fund shares at net asset value (investments of $1,000,000 or more) which are redeemed within one year of purchase. See "How to Redeem and Exchange Shares" in the SouthTrust Fund prospectus.

         The following tables allow you to compare the expenses of the Funds. The amounts for the shares of SouthTrust Fund and Evergreen Fund set forth in the following tables and in the examples are based on actual expenses for the fiscal year ended April 30, 2004. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be for the twelve-month period ended October 31, 2004, assuming the Merger takes place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------------------------------------
SouthTrust Fund (based on the expenses for the fiscal year ended April 30, 2004)
---------------------------------------------------------------------------------------
---------------- ------------------- ------------- ------------------- ----------------
Management Fees  12b-1 Fees          Shareholder   Other Expenses      Total Fund
                                     Service Fees                      Operating Expenses
---------------- ------------------- ------------- ------------------- ----------------
---------------- ------------------- ------------- ------------------- ----------------
     0.60%              None           0.25%(1)          0.23%            1.08%(2)
---------------- ------------------- ------------- ------------------- ----------------

---------------------------------------------------------------------------------------
Evergreen Fund - Class I (based on the expenses for the fiscal year ended April
30, 2004)
---------------------------------------------------------------------------------------
---------------- ------------------- ------------- ------------------- ----------------
Management Fees  12b-1 Fees          Shareholder   Other Expenses      Total Fund
                                     Service Fees                      Operating Expenses
---------------- ------------------- ------------- ------------------- ----------------
---------------- ------------------- ------------- ------------------- ----------------
     0.32%              None             None            0.19%            0.51%(3)
---------------- ------------------- ------------- ------------------- ----------------

---------------------------------------------------------------------------------------

Evergreen Fund Pro Forma -Class I (based on what the estimated combined expenses of Evergreen Fund would have been for the 12 months ended October 31, 2004)(4)

---------------------------------------------------------------------------------------
---------------- ------------------- ------------- ------------------- ----------------
Management Fees  12b-1 Fees          Shareholder   Other Expenses      Total Fund
                                     Service Fees                      Operating Expenses
---------------- ------------------- ------------- ------------------- ----------------
---------------- ------------------- ------------- ------------------- ----------------
     0.32%              None             None            0.20%            0.52%(3)
---------------- ------------------- ------------- ------------------- ----------------

(1) The shareholder servicing agent voluntarily waived a portion of the shareholder services fee. The shareholder servicing agent can terminate this voluntary waiver at any time. The shareholder services fees paid by the Fund (after the voluntary waiver) was 0.05% for the fiscal year ended April 30, 2004.

(2) Although not contractually obligated to do so, the shareholder servicing agent waived 0.20% for the fiscal year ended April 30, 2004. Total Fund Operating Expenses, after waivers, was 0.88%.


(3) The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 0.44% for Class I. (4) Evergreen Fund will be the accounting survivor following the Merger.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in SouthTrust Fund versus Evergreen Fund, both before and after the Merger, and are for illustration purposes only. The examples assume a 5% average annual return, the imposition of the maximum sales charge applicable to SouthTrust Fund, that operating expenses are before voluntary waivers and remain the same, and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.


Examples of Fund Expenses

------------------------------- ------------------------------- -- ----------------------------------------
                    SouthTrust Fund Evergreen Fund (Class I)
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ---------------------------------------------------------------------------
                      Assuming Redemption at End of Period
------------------------------- ---------------------------------------------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 1 year                                 $456                                    $52
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 3 years                                $681                                   $164
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 5 years                                $925                                   $285
------------------------------- ------------------------------- -- ----------------------------------------
------------------------------- ------------------------------- -- ----------------------------------------
After 10 years                              $1,621                                  $640
------------------------------- ------------------------------- -- ----------------------------------------


------------------------------------------------------------------

             Evergreen Fund (Class I) Pro Forma

------------------------------------------------------------------
------------------------------------------------------------------
              Assuming Redemption at End of Period
------------------------------------------------------------------
----------------- ------------------------------------------------
After 1 year                            $53
----------------- ------------------------------------------------
----------------- ------------------------------------------------
After 3 years                          $167
----------------- ------------------------------------------------
----------------- ------------------------------------------------
After 5 years                          $291
----------------- ------------------------------------------------
----------------- ------------------------------------------------
After 10 years                         $653
----------------- ------------------------------------------------

 How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The tables below show the percentage gain or loss for the SouthTrust Fund and the Class I shares of Evergreen Fund for the past ten complete calendar years. The tables should give you a general idea of the risks of investing in each Fund by showing how the Fund's return has varied from year-to-year for the periods shown. This table includes the effect of Fund expenses, but not SouthTrust Fund's sales charges or recurring shareholder account fees. If these charges or fees had been included, returns for SouthTrust Fund would have been lower. The Class I shares of Evergreen Fund do not pay sales charges.

-----------------------------------------------------------------------------------------------------------------
                                            SouthTrust Fund
-----------------------------------------------------------------------------------------------------------------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
               `95        `96        `97       `98      `99       `00        `01       `02       `03       '04
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
30%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
20%         15.95%                                             11.30%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
10%                                 9.51%     9.26%                         5.84%    8.82%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
5%                                                                                            3.30%      3.07%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
0%                     2.89%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-5%                                                   -4.14%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------
-10%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- ---------- --------

Best Quarter:                         3rd Quarter 1998        +5.77%
Worst Quarter:                        2nd Quarter 2004        -3.17%

---------- ------------------------------------------------------------------------------------------------------
                                                 Evergreen Fund (Class I)
---------- ------------------------------------------------------------------------------------------------------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
           `95        `96       `97        `98      `99       `00        `01        `02       `03       '04
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
30%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
20%        18.85%                                             11.28%                10.06%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
10%                             9.78%      8.23%                         8.66%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
5%                    4.09%                                                                   4.21%     4.31%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
0                                                   -0.14%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
-5%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
-10%
---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------


Best Quarter:                         2nd Quarter 1995        +5.87%
Worst Quarter:                        2nd Quarter 2004        -2.29%


         The following tables list each Fund's average annual total return over the past one, five and ten years, and since inception (through 12/31/2004), including any applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund's performance with that of an index. At the bottom of the table, you can compare SouthTrust Fund's performance with the Lehman Brothers Government/Credit Total Index (LBGCT), a broad-based market index, and Evergreen Fund's performance with the Lehman Brothers Aggregate Bond Index (LBABI), also a broad-based market index. LBGCT is an unmanaged index of debt securities with maturities from one to 10 years, issued or guaranteed by the U.S. Treasury, U.S. government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or better. LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund fees or expenses (including taxes). It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2004)

------------------------------------------------------------------------------------------------------------
                                             SouthTrust Fund*
------------------------------------------------------------------------------------------------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
                                                                                        Performance Since
                                        1 Year          5 Years         10 Years            Inception
                                                                                           (5/8/1992)*
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return Before Taxes                     3.07%            6.42%            6.45%               6.11%
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------

Return After Taxes on                   -1.99%           3.65%            3.78%                N/A
Distributions*

------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------

Return After Taxes on                   1.98%            4.25%            4.09%                N/A
Distributions and Sale of

Fund Shares*
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------

LBGCT                                   4.19%            8.00%            7.80%               7.31%

------------------------------- -- ----------------- --------------- ---------------- ----------------------

        *After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

------------------------------------------------------------------------------------------------------------
                                      Evergreen Fund -Class I Shares*
------------------------------------------------------------------------------------------------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
                                                                                        Performance Since
                                        1 Year          5 Years         10 Years            Inception
                                                                                           12/13/1990
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return Before Taxes                     4.31%            7.66%            7.82%               7.35%
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return After Taxes on                   2.69%            5.41%            5.30%               4.86%
Distributions**
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
Return After Taxes on                   2.92%            5.21%            5.16%               4.79%
Distributions and Sale of
Fund Shares**
------------------------------- -- ----------------- --------------- ---------------- ----------------------
------------------------------- -- ----------------- --------------- ---------------- ----------------------
LBABI                                   4.34%            7.71%            7.72%               7.58%
------------------------------- -- ----------------- --------------- ---------------- ----------------------


        * Historical performance shown for Class I shares prior to 6/7/1999 is based on the performance of the Class I shares of the Fund's predecessor fund, Tattersall Bond Fund. ** The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


         For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Evergreen Fund is also contained in management's discussion of Evergreen Fund's performance, attached as Exhibit B to the prospectus/proxy statement. This information appears in Evergreen Fund's most recent annual report.

Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee and sub-advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and SouthTrust Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Select Fixed Income Trust and the Board of Trustees of SouthTrust Funds, respectively.



Investment Advisor


         EIMC is the investment advisor to Evergreen Fund and, as of January 3, 2005, to SouthTrust Fund. Following are some key facts about EIMC:


--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation, the 4th largest bank holding company in the United States based on total assets as of December 31, 2004.

o    Has been managing mutual funds and private accounts since 1932.

o Manages over $104.6 billion in assets for the Evergreen funds as of December 31, 2004.
o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------

Investment Sub-Advisor

         Tattersall Advisory Group, Inc. ("TAG") is the investment sub-advisor to Evergreen Fund. Following are some key facts about TAG:

--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation. o Has been managing fixed income accounts since 1976.

o Manages over $7.9 billion in assets for 8 of the Evergreen funds as of December 31, 2004.
o    Is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

--------------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of Evergreen Fund after the Merger will be handled by:

--------------------------------------------------------------------------------
o A team of fixed income portfolio management professionals of TAG, with team members responsible for various fixed income sectors.
--------------------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------

o        0.32% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

         For the fiscal year ended April 30, 2004, the aggregate advisory fee paid to EIMC by Evergreen Fund was:

--------------------------------------------------------------------------------

o    0.25% of the Fund's average daily net assets, after voluntary waivers.

o The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.
--------------------------------------------------------------------------------

Sub-Advisory Fees
         Under the terms of the sub-advisory agreement, Evergreen Fund does not pay a fee to TAG.


Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

         Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

         In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund's prospectus; (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time; (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds' prospectuses; and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.


         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.


         In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

                  Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.


 What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, SouthTrust Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by SouthTrust Fund or its shareholders for federal income tax purposes, as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a SouthTrust Fund shareholder will be the same as the holding period and aggregate tax basis of shares of SouthTrust Fund previously held by such shareholder, provided that shares of SouthTrust Fund are held as capital assets. In addition, the holding period and tax basis of the assets of SouthTrust Fund in the hands of Evergreen Fund as a result of the Merger will be the same as the tax basis and holding period of such assets were in the hands of SouthTrust Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of SouthTrust Fund's identified liabilities.

                                      RISKS

What are the principal risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment objectives and policies. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

--------------------------------------- ----------------------------------------
        SouthTrust Fund                              Evergreen Fund
--------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------
     Both Funds are subject to Interest Rate Risk. Both Funds invest exclusively in high quality, short-term debt securities.
--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. Since both Funds invest principally in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of the debt security held by the Fund, the more the Fund is subject to interest rate risk. If interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay.


--------------------------------------- ----------------------------------------
        SouthTrust Fund                              Evergreen Fund
--------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------
     Both Funds are subject to Credit Risk. Both Funds invest exclusively in high quality, short-term debt securities.
--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since each Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

--------------------------------------- ----------------------------------------
        SouthTrust Fund                              Evergreen Fund
--------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------
     The Funds are subject to Mortgage-Backed and Asset-Backed Securities Risk. The Funds invest in mortgage-backed and asset-backed securities.
--------------------------------------------------------------------------------

         Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

Are there any other risks of investing in the Funds?

         In addition, although not a principal risk, each Fund is subject to call risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, high credit risks, or other less favorable characteristics.

         In addition, Evergreen Fund may invest in a variety of derivative instruments including futures and options and up to 15% in swap transactions. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

         Although not currently an investment practice, Evergreen Fund may engage in certain transactions that create leverage, including certain types of uncovered mortgage dollar rolls and specific forms of securities lending with up to 30% of the Fund's assets. Leveraging can create special risks. Leveraging can exaggerate changes in the Fund's NAV and performance as well as magnify the risks associated with the underlying securities in which the Fund invests.

                               MERGER INFORMATION

Reasons for the Merger

         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and SouthTrust Corporation had managed the Evergreen family of funds and the SouthTrust family of funds, respectively. Since November 1, 2004, management of this newly-combined financial services company has undertaken the process of comparing product offerings within the SouthTrust and Evergreen fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated SouthTrust and Evergreen fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         At a special meeting held on December 9, 2004, all of the Trustees of SouthTrust Funds, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interest of SouthTrust Fund and its shareholders and that the interests of existing shareholders of SouthTrust Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Select Fixed Income Trust considered and approved the Merger at a regular meeting held on December 8-9, 2004. They determined that the Merger was in the best interest of Evergreen Fund and its shareholders, and that the interests of existing shareholders of Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees of SouthTrust Funds reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining SouthTrust Fund with Evergreen Fund. As of October 8, 2004, Evergreen Fund's total assets were approximately $4.6 billion and SouthTrust Fund's projected total assets for January 1, 2005 are approximately $63 million. By merging into Evergreen Fund, shareholders of SouthTrust Fund would have the benefit of a larger fund with similar investment objective and policies, and greater investment flexibility.


         The Trustees of SouthTrust Funds also considered the past one-, three- and five-year and year-to-date performance history for both Funds, which has been higher for Evergreen Fund. For the one-year period ended September 30, 2004, the average annual total return for the Class I shares of Evergreen Fund was 3.66%, while the total return for shares of SouthTrust Fund was 2.18%. For the three-year period ended on the same date, the average annual total return for the Class I shares of Evergreen Fund was 5.81%, while the average annual total return for shares of SouthTrust Fund was 4.18%. For the five-year period, ended on the same date, the average annual total return for Class I shares of Evergreen Fund was 7.45%, while the average annual total return for shares of SouthTrust Fund was 6.01%. For the year-to-date period, ended on the same date, the average annual total return for Class I shares of Evergreen Fund was 3.39%, while the average annual total return for shares of SouthTrust Fund was 2.27%.


         The Trustees of SouthTrust Funds also considered the relative expenses of the Funds. They noted that, the expense ratio of Evergreen Fund is lower than that of SouthTrust Fund both before and after the Merger.

         In addition, the Trustees of SouthTrust Funds considered among other things:

o    the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o compatibility of the Funds' investment objectives and principal investment strategies;

o the fact that EIMC will bear the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger;

o the fact that Evergreen Fund will assume the identified liabilities of SouthTrust Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o alternatives available to shareholders of SouthTrust Fund, including the ability to redeem their shares;

o    the investment experience, expertise and resources of EIMC;


o    the SEC investigation referred to above; and


o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

         In connection with their consideration of the Merger, the Trustees of SouthTrust Funds met with SouthTrust Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of SouthTrust Funds concluded that the proposed Merger would be in the best interests of SouthTrust Fund and its shareholders.

         In addition, Trustees of Evergreen Select Fixed Income Trust approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this prospectus/proxy statement).

         The Plan provides that Evergreen Fund will acquire all of the assets of SouthTrust Fund in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund on or about March 18, 2005, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, SouthTrust Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date. Evergreen Fund will not assume any liabilities or obligations of SouthTrust Fund other than those reflected in an unaudited statement of assets and liabilities of SouthTrust Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Trustees and officers of SouthTrust Funds with certain indemnifications as set forth in the Plan.

         Shareholders of SouthTrust Fund will receive Class I shares of Evergreen Fund. The number of full (and fractional, if any) Class I shares of Evergreen Fund to be received by the shareholders of SouthTrust Fund will be determined by multiplying the number of full (and fractional, if any) shares of SouthTrust Fund by a factor which shall be computed by dividing the net asset value per share of the shares of SouthTrust Fund by the net asset value per share of the Class I shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class of shares of each Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. Evergreen Fund will then issue Class I shares to SouthTrust Fund to be distributed to its shareholders in exchange for their shares of SouthTrust Fund.

         State Street Bank and Trust Company, the custodian for Evergreen Fund and the expected custodian of SouthTrust Fund at the time of the Merger, will compute the net asset value per share of both the SouthTrust Fund's and the Evergreen Fund's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         On or as soon after the Closing Date as is conveniently practicable, SouthTrust Fund will liquidate and distribute pro rata to SouthTrust Fund's shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by SouthTrust Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of SouthTrust Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account of SouthTrust Fund's shareholders will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to such shareholders. All issued and outstanding shares of SouthTrust Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, SouthTrust Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by SouthTrust Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding the approval by SouthTrust Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of SouthTrust Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by SouthTrust Fund, Evergreen Fund or their respective shareholders.

         If SouthTrust Fund shareholders do not approve the Merger, the Trustees of SouthTrust Funds will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, SouthTrust Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of SouthTrust Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund followed by the distribution of Evergreen Fund's shares to the shareholders of SouthTrust Fund in liquidation of SouthTrust Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Fund and SouthTrust Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund;

         (3) No gain or loss will be recognized by SouthTrust Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to SouthTrust Fund's shareholders in exchange for their shares of SouthTrust Fund;

         (4) No gain or loss will be recognized by SouthTrust Fund's shareholders upon the exchange of their shares of SouthTrust Fund for shares of Evergreen Fund in liquidation of SouthTrust Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of SouthTrust Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund will include the period during which the shares of SouthTrust Fund exchanged therefor were held by such shareholder (provided that the shares of SouthTrust Fund were held as a capital asset on the date of the Merger); and

        (6) The tax basis of the assets of SouthTrust Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to SouthTrust Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which such assets were held by SouthTrust Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of SouthTrust Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her SouthTrust Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of SouthTrust Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of SouthTrust Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.


         As of October 31, 2004, SouthTrust Fund had capital loss carryforwards of approximately $3.1million. The utilization of SouthTrust Fund's capital loss carryforward by Evergreen Fund following the merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:


         1) For Evergreen Fund's taxable year that includes the date of the merger, utilization of the capital loss carryforward would be limited to Evergreen Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the merger and the denominator which is 365.

         2) For Evergreen Fund's taxable years ending after the date of the merger, the capital loss carryforward may be used only to offset gains attributable to post-merger appreciation of the combined assets and the pre-merger appreciation attributable to SouthTrust Fund. This limitation expires five years after the date of the merger.

         The forgoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro-forma Capitalization

         The following table sets forth the capitalization of SouthTrust Fund and Evergreen Fund as of October 31, 2004 and the capitalization of Evergreen Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and assuming the Merger had been consummated on that date. The pro forma data reflects an exchange ratio of approximately 0.94 for each Class I share of Evergreen Fund issued for each share of SouthTrust Fund.


              Capitalization of SouthTrust Fund, Evergreen Fund and
                           Evergreen Fund (Pro Forma)*

--------------------------------- ------------------ ------------------- -------------------- -------------------------

                                   SouthTrust Fund     Evergreen Fund        Adjustments        Evergreen Fund (Pro

                                                                                                       Forma)

Net Assets

Class A                                         N/A        $449,025,215                  N/A              $449,025,215
Class B                                         N/A        $245,809,591                  N/A              $245,809,591
Class C                                         N/A        $132,314,099                  N/A              $132,314,099
Class I                                         N/A      $3,710,993,844         $133,589,159            $3,844,583,003
Class IS                                        N/A         $53,390,918                  N/A               $53,390,918
Class R                                         N/A          $1,920,184                  N/A                $1,920,184
SouthTrust Fund shares               $133,589,159                   N/A       ($133,589,159)                       N/A
                                     --------------                 ---       --------------                       ---
Total Net Assets                       $133,589,159      $4,593,453,851                   $0            $4,727,043,010

--------------------------------- ------------------ ------------------- -------------------- -------------------------
--------------------------------- ------------------ ------------------- -------------------- -------------------------
Net Asset Value Per Share

Class A                                         N/A              $10.71                  N/A                    $10.71
Class B                                         N/A              $10.71                  N/A                    $10.71
Class C                                         N/A              $10.71                  N/A                    $10.71
 Class I                                        N/A              $10.71                  N/A                    $10.71
Class IS                                        N/A              $10.71                  N/A                    $10.71
Class R                                         N/A              $10.71                  N/A                    $10.71
SouthTrust Fund shares                       $10.12                 N/A                  N/A                       N/A

--------------------------------- ------------------ ------------------- -------------------- -------------------------
--------------------------------- ------------------ ------------------- -------------------- -------------------------
Shares Outstanding

Class A                                         N/A          41,910,512                  N/A                41,910,512
Class B                                         N/A          22,943,018                  N/A                22,943,018
Class C                                         N/A          12,349,453                  N/A                12,349,453
 Class I                                        N/A         346,372,745           12,468,790               358,841,535
Class IS                                        N/A           4,983,396                  N/A                 4,983,396
Class R                                         N/A             179,205                  N/A                   179,205
SouthTrust Fund shares                   13,202,101                 N/A         (13,202,101)                       N/A
                                         ----------                 ---         ------------                       ---
Total Shares Outstanding                 13,202,101         428,738,329            (733,311)               441,207,119

--------------------------------- ------------------ ------------------- -------------------- -------------------------

         *Evergreen Fund will be the accounting survivor following the Merger.


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

         EIS, a subsidiary of Wachovia Corporation, acts as underwriter of the shares of Evergreen Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of shares of SouthTrust Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers six classes of shares: Class A, Class B, Class C, Class I, Class IS and Class R. Only Class I shares are involved in the Merger. SouthTrust Fund offers one class of shares, which is involved in the Merger. Each class of Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses").

         The following is a summary description of charges and fees for the Class I shares of Evergreen Fund that will be received by SouthTrust Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the Class I shares of Evergreen Fund and to the shares of SouthTrust Fund are contained in each Fund's prospectus and statement of additional information.

         Sales Charges and Other Related Fees. Class I shares of Evergreen Fund are sold at net asset value without any front-end sales charge or contingent deferred sales charge (CDSC) and, as indicated below, are not subject to distribution-related or shareholder servicing-related fees. Class I shares of Evergreen Fund are only available to certain classes of investors as is more fully described in its prospectus. However, SouthTrust Fund shareholders who receive the Class I shares of Evergreen Fund in the Merger may continue to make subsequent purchases of Class I shares. Additional information regarding the other classes of shares offered by Evergreen Fund is included in Evergreen Fund's prospectus and statement of additional information.

         SouthTrust Fund does impose a sales charge of up to 3.50% for purchases of its shares and its shares are subject to a shareholder servicing fee. SouthTrust Fund will also charge a redemption fee of 1.00%, but only on purchases in excess of $1,000,000 which are redeemed within one year of purchase and were purchased at net asset value. See "Summary of the Merger" in this document and "What are the Funds' Fees and Expenses?" in SouthTrust Fund's prospectus for a description of the sales charge and redemption fee.

         Distribution-Related and Shareholder Servicing-Related Expenses. No Rule 12b-1 plan has been adopted by Class I shares of Evergreen Fund or SouthTrust Fund. SouthTrust Fund does pay a shareholder services fee at an annual rate of 0.25% of average daily net assets, which the shareholder servicing agent may voluntarily waive at any time. For the fiscal year ended April 30, 2004, the amount paid in shareholder services fees by SouthTrust Fund after voluntary waivers was 0.05%. The shareholder servicing agent can also terminate this voluntarily waiver at any time. For more information about shareholder service fees, see "What are the Funds' Fees and Expenses?" and "How are the Funds Sold?" for SouthTrust Fund in its prospectus and "How are the Funds Sold?" in its statement of additional information.


Calculating the Share Price

         The value of one share of Evergreen Fund, also known as the net asset value, or NAV, is calculated by adding up Evergreen Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Evergreen Fund's NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

         The price per share you pay for an Evergreen Fund purchase or the amount you receive for an Evergreen Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

         Shares become entitled to income distributions declared generally on the first business day following receipt by Evergreen Fund's transfer agent of payment for the shares.

         Each security held by Evergreen Fund is valued using the most current market price quotations for that security. However, Evergreen Fund will "fair value" securities when (i) quotations are not available from any outside source;
(ii) quotations are stale and there is no current trading activity in the security; or (iii) closing quotations as received from an outside source do not reflect the current market value. Evergreen Fund will price these securities at a fair value according to policies established by Evergreen Fund's Board of Trustees.

         Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine Evergreen Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in Evergreen Fund and Evergreen Fund holds securities priced at fair value, this may have the effect of diluting or increasing the shareholder's investment.

         Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.


Purchase and Redemption Procedures

         Investments in the Funds are not insured. The minimum initial purchase requirement for Class I shares of Evergreen Fund is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. If the Merger is approved, SouthTrust Fund shareholders will not be subject to this minimum initial purchase requirement. The minimum initial purchase requirement for SouthTrust Fund is $1,000, with a $50 minimum for subsequent purchases. Both Funds reserve the right to reject any purchase order. All funds invested in each Fund are invested in full and fractional shares. For more information on the pricing and purchasing of shares of each Fund, see "Calculating the Share Price," "How to Buy Shares" and "How to Reduce or Eliminate Your Sales Charge" in Evergreen Fund's prospectus and "What Do Shares Cost?" and "How to Purchase Shares" in SouthTrust Fund's prospectus.

         Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash. Both Funds may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. For more information on redeeming shares of each Fund, see "How to Redeem Shares" in Evergreen Fund's prospectus, and "How to Redeem and Exchange Shares" and "Account and Share Information" in SouthTrust Fund's prospectus.

Short-Term Trading Policy

         Excessive short-term trading in Evergreen Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of Evergreen Fund, harm Evergreen Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of Evergreen Fund's shares.

         To limit the negative effects on the funds of short-term trading, Evergreen Fund has adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, Evergreen Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if Evergreen Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. Evergreen Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, Evergreen Fund considers a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

         Evergreen Fund attempts to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on Evergreen Fund's ability to detect and prevent trading that would violate these restrictions. For example, while Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with Evergreen Fund, Evergreen Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with Evergreen Fund. In the case of omnibus accounts, Evergreen Fund may not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of Evergreen Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of Evergreen Fund's trading restrictions may occur despite Evergreen Fund's efforts to prevent them.


Exchange Privileges

         Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families, except that currently, shareholders of SouthTrust Fund may also exchange their shares for Class A shares of Federated Funds. Neither Fund imposes a sales charge on exchanges. An exchange within either fund family represents an initial investment in another fund and must meet any minimum investment requirements imposed by such fund. Evergreen Fund may limit exchanges to five per calendar year and three per calendar quarter, while SouthTrust Fund has no express limit on the number of exchanges. However, it may modify or terminate the exchange privilege at any time. The SouthTrust Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other SouthTrust Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Each Fund does, however, reserve the right to reject any purchase or exchange and to terminate an investor's investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. For more information on each Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Reduce or Eliminate the Sales Charge" and "How to Redeem Shares" in Evergreen Fund's prospectus and "How to Redeem and Exchange Shares" in SouthTrust Fund's prospectus.

Distribution and Tax Policies


         Each Fund distributes its investment company taxable net income monthly, and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions, and tax treatment, see "Account and Share Information" in SouthTrust Fund's prospectus and "Tax Information" in its statement of additional information and "The Tax Consequences of Investing in the Fund" in Evergreen Fund's prospectus. For information on the tax consequences to SouthTrust Fund shareholders of the Merger, see the section entitled "Merger Information - Federal Income Tax Consequences".


         After the Merger, shareholders of SouthTrust Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of SouthTrust Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         Both Funds have qualified and intend to continue to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Select Fixed Income Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Select Fixed Income Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as "Declaration of Trust"), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law. SouthTrust Fund is a series of SouthTrust Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. SouthTrust Funds is organized as a Massachusetts business trust and is governed by its Master Trust Agreement (referred to herein as a "Trust Agreement"), By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in SouthTrust Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. Evergreen Fund's Declaration of Trust and SouthTrust Fund's Trust Agreement permit the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that Evergreen Select Fixed Income Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Select Fixed Income Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Select Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Select Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Evergreen Select Fixed Income Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Select Fixed Income Trust is remote.

         Under Massachusetts law, shareholders of SouthTrust Fund could, under certain circumstances, be held personally liable for the obligations of SouthTrust Funds. However, the Trust Agreement disclaims shareholder liability for acts or obligations of SouthTrust Funds. In addition, the Trust Agreement provides for indemnification out of all the property of SouthTrust Fund for all loss and expense of any shareholder of SouthTrust Fund held personally liable for the obligations of SouthTrust Funds solely by reason of the shareholder being or having been a shareholder of SouthTrust Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and SouthTrust Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Select Fixed Income Trust, on behalf of Evergreen Fund, nor SouthTrust Funds, on behalf of SouthTrust Fund, is required to hold annual meetings of shareholders. However, with respect to Evergreen Select Fixed Income Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Select Fixed Income Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Select Fixed Income Trust nor SouthTrust Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to SouthTrust Fund, a majority (greater than 50%) of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For SouthTrust Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of Trustees of SouthTrust Funds, which requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Select Fixed Income Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of SouthTrust Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Evergreen Fund or attributable to the class over the liabilities belonging to Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of Evergreen Fund held by them and recorded on the books of Evergreen Fund. In the event of liquidation of SouthTrust Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to SouthTrust Fund , the Trustees will distribute the remaining assets belonging to SouthTrust Fund ratably among the holders of outstanding shares of SouthTrust Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Select Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         Under the Trust Agreement and By-Laws of SouthTrust Trust, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Trustees of the SouthTrust Funds have voted to retain both their ability and the ability of the officers of SouthTrust Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Select Fixed Income Trust and the Trust Agreement of SouthTrust Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware and Massachusetts law directly for more complete information.


             INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees


         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Subsequent to the merger of these publicly-traded bank holding companies, it was determined that SouthTrust bank, the SouthTrust Fund's investment advisor, would be merged into Wachovia Bank, on or about January 3, 2005. In anticipation of this merger on December 9, 2004, the Trustees of SouthTrust Funds, all of whom were Independent Trustees, voted to terminate the existing Investment Advisory Agreement for SouthTrust Funds with SouthTrust Investment Advisors, a department of SouthTrust Bank (the "Prior Agreement"), and to approve an Investment Advisory Agreement for SouthTrust Funds with EIMC to become effective upon the merger of SouthTrust Bank and Wachovia Bank on January 3, 2005 and, subject to shareholder approval, to remain in effect until the earlier of the closing of the Merger (scheduled for March 2005) or May 31, 2005 (the "Advisory Agreement") pursuant to Rule 15a-4 of the 1940 Act. The Prior Agreement was last submitted to a vote of shareholders on August 27, 1992 with respect to SouthTrust Fund. Until the Advisory Agreement is approved by shareholders, advisory fees paid to EIMC under the Advisory Agreement will be paid into an escrow account at Wachovia Bank. Such fees will only be paid to EIMC if the Advisory Agreement included in this prospectus/proxy statement is approved by shareholders.

         The Trustees recognized that the purpose of the Advisory Agreement is to provide for the continuing management of the SouthTrust Fund in the same manner as currently provided for under the Prior Agreement, until such time as the Merger with Evergreen Fund is completed. The material factors considered by the Trustees in approving the Advisory Agreement were:

        (i) the expected nature and quality of services to be provided by EIMC to the Southtrust Fund, including the fact that the existing investment management of the Southtrust Fund is expected to continue under the Advisory Agreement;

        (ii)     the nature of the SEC investigation referred to above;

        (iii) the fact that there would be no change in the amount of advisory fees paid by SouthTrust Fund from amounts paid under the Prior Agreement, including the fact that EIMC has contractually agreed to waive fees and/or reimburse expenses in order to maintain the SouthTrust Fund's expense ratio in effect at the time EIMC begins to provide investment advisory services;

        (iv)     the  investment  advisory  experience  and  reputation  of  the personnel of EIMC, including the fact that the current investment personnel of SouthTrust Investment Advisors will continue managing the SouthTrust Funds under EIMC until the Merger;

        (v) the performance of EIMC in connection with its management of funds similar to SouthTrust Funds; and

        (vi)     the depth of EIMC's administrative support services.

         Based on these and other factors, the Trustees approved the Advisory Agreement and concluded that it was in the best interest of the SouthTrust Fund and its shareholders to recommend the approval of the Advisory Agreement to shareholders.


Terms of the Advisory Agreement


         The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, the form of which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of SouthTrust Funds, SouthTrust Fund would pay EIMC a maximum fee equal to 0.60% of average daily net assets; (2) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of SouthTrust Fund upon 60 days prior written notice; and
(3) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.


Fees Paid Under the Advisory Agreements

         The Prior Agreement and Advisory Agreement for SouthTrust Fund each provides that the investment advisor be paid a fee at the annual rate listed below:

--------------------------------------------------------------------------------
o    0.60% of average daily net assets, after voluntary waivers.

o EIMC agrees to contractually waive fees and/or reimburse expenses so that the Fund's Total Fund Operating Expenses do not exceed 0.93%.
--------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on April 30, 2004, SouthTrust Fund paid $854,837 of aggregate advisory fees to SouthTrust Fund Advisors.

More Information about EIMC

         EIMC also serves as investment advisor to the following Evergreen Funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:

                                                                                      Annual Investment
                                                      Net Assets as of                Advisory Fee (as a Percent of Daily
Fund                                                  September 30, 2004              Net Assets of the Fund)
   ----                                              ------------------              -----------------------
Evergreen Core Bond Fund                               $4,643,344,126                         0.32%

Principal Executive Officers and Directors of EIMC

         The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

         Name                       Title

         Dennis H. Ferro            Director and President
         W. Douglas Munn            Director and Chief Operating Officer
         Richard S. Gershen         Director
         Christopher P. Conkey      Chief Investment Officer
         Matthew Moss               Chief Financial Officer
         Michael H. Koonce          Chief Legal Officer and Secretary
         Barbara A. Lapple          Chief Compliance Officer and
                                    Senior Vice President
Additional Information

.. SouthTrust Bank was custodian of the securities and cash of SouthTrust Fund until its merger into Wachovia Bank on January 3, 2005, when Wachovia Bank became the Fund's custodian. For these services, SouthTrust Fund paid custody fees in the amount of $14,247 for the fiscal year ended April 30, 2004. SouthTrust Bank was a wholly-owned subsidiary of SouthTrust Corporation until the merger of that corporation into Wachovia Corporation in November 2004.


                    VOTING INFORMATION CONCERNING THE MEETING


         This prospectus/proxy statement is being sent to shareholders of SouthTrust Fund in connection with a solicitation of proxies by the Trustees of SouthTrust Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., Eastern time, on March 16, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, and at any adjournment(s) thereof. This prospectus/proxy statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of SouthTrust Fund on or about February 16, 2005. Only shareholders of record as of the close of business on January 7, 2005 (the "Record Date") will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed and unmarked proxies on which no instructions are given will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matter deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger and against the Advisory Agreement, which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement which is received by the Trust prior to the Meeting;
(ii) properly executing and delivering a subsequent proxy, which is received by SouthTrust Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger contemplated thereby and FOR approval of the Advisory Agreement.

         The holders of a majority of the shares of SouthTrust outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting. Assuming a quorum is present at the Meeting, approval of the Merger will require the affirmative vote of a majority (greater than 50%) of SouthTrust Fund's shares outstanding. Approval of the Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of SouthTrust Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the SouthTrust Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of SouthTrust Fund outstanding on the Record Date.


         In voting for the Merger and the Advisory Agreement, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of SouthTrust Funds (who will not be paid for their soliciting activities). In addition, Investor Connect, the Fund's proxy solicitor, may make proxy solicitations. Investor Connect has been engaged to assist the solicitation of proxies at an estimated cost of $900, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, vote by telephone or attend the Meeting in person (See the back of this prospectus/proxy statement for voting instructions.). As discussed above, any proxy given by you is revocable.


         If SouthTrust Fund shareholders do not vote to approve the Merger and/or the Advisory Agreement, the Trustees of SouthTrust Fund will consider other possible courses of action in the best interests of shareholders. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting. Any adjournments will require an affirmative vote by a majority of the shares entitled to vote on the proposal present in person or by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

         A SouthTrust Fund shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Trust Agreement of SouthTrust Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of SouthTrust Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of SouthTrust Fund may wish to consult their tax advisors as to any differing consequences of redeeming SouthTrust Fund shares prior to the Merger or exchanging such shares in the Merger for Evergreen Fund shares.

         SouthTrust Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by SouthTrust Fund in a reasonable period of time prior to the time before SouthTrust Fund solicits proxies for that meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise SouthTrust Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of SouthTrust Fund.

Shareholder Information


         As of the Record Date, 11,394,511.452 of shares of beneficial interest of SouthTrust Fund were outstanding.


         As of the Record Date, the officers and Trustees of SouthTrust Funds beneficially owned as a group less than 1% of the outstanding shares of SouthTrust Fund. To SouthTrust Fund's knowledge, the following persons owned beneficially or of record 5% or more of the outstanding shares of SouthTrust Fund as of the Record Date:

------------------------------------ ------------------ ------------------------------ -------------------------------

Name and Address                       No. of Shares        Percentage of Shares           Percentage of Shares
                                                                Before Merger                   After Merger

------------------------------------ ------------------ ------------------------------ -------------------------------
------------------------------------ ------------------ ------------------------------ -------------------------------

WACHOVIA NATIONAL BANK                 5,214,156.537               45.76%                          1.41%
FBO PATTERSON & CO
1525 WWT HARRIS BLVD
CHARLOTTE NC  28288-0001

------------------------------------ ------------------ ------------------------------ -------------------------------
------------------------------------ ------------------ ------------------------------ -------------------------------

LYNSPEN & CO                           4,649,019.534               40.80 %                         1.25%
ATTN MUTUAL FUNDS
PO BOX 830804
BIRMINGHAM AL  35283-0804

------------------------------------ ------------------ ------------------------------ -------------------------------
------------------------------------ ------------------ ------------------------------ -------------------------------

LYNSPEN & CO                            697,430.060                6.12 %                          0.19%
ATTN PAT KULOVITZ
PO BOX 2554
BIRMINGHAM AL  35290-2554

------------------------------------ ------------------ ------------------------------ -------------------------------

         As of the Record Date, the officers and Trustees of Evergreen Select Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Select Fixed Income Trust's knowledge, the following persons owned beneficially or of record 5% or more of any of the following classes of Evergreen Fund's outstanding shares as of the Record Date:

------------------------------------ ------ ------------------- ------------------------------ -----------------------

Name and Address                     Class    No. of Shares       Percentage of Shares of      Percentage of Shares
                                                                     Class Before Merger       of Class After Merger

------------------------------------ ------ ------------------- ------------------------------ -----------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------

WACHOVIA BANK                          I     181,619,812.262               53.11%                      51.48%
CASH ACCT
ATTN TRUST OPER FD GRP
401 S. TRYON ST 3rd Fl CMG 1151
CHARLOTTE, NC 28202-1934

------------------------------------ ------ ------------------- ------------------------------ -----------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------

WACHOVIA BANK                          I      68,671,207.075               20.08%                      19.47%
TRUST ACCOUNTS
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-0001

------------------------------------ ------ ------------------- ------------------------------ -----------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------

WACHOVIA BANK                          I      35,005,022.874               10.24%                      9.92%
CASH/REINVEST ACCT
NC ATTN TRUST OPER FD GRP
401 S. TRYON ST 3rd Fl CMG 1151
CHARLOTTE, NC 28202-1934

------------------------------------ ------ ------------------- ------------------------------ -----------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------

WACHOVIA BANK                          I      18,621,060.154                5.45%                      5.28%
401K ACCOUNTS
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-001

------------------------------------ ------ ------------------- ------------------------------ -----------------------

THE TRUSTEES OF SOUTHTRUST FUNDS RECOMMEND APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS


         The annual report of SouthTrust Fund, dated April 30, 2004, and the annual report of Evergreen Fund, dated April 30, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein into this prospectus/proxy statement and into the Registration Statement in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The semi-annual report of Evergreen Fund, dated October 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the registration statement.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D. C.

                             ADDITIONAL INFORMATION

         SouthTrust Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.


                                 OTHER BUSINESS

         The Trustees of SouthTrust Funds do not intend to present any other business at the Meeting other than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.








February 16, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                             VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                            ABC Corp.
     (2) ABC Corp.                            John Doe, Treasurer
     (3) ABC Corp.                            John Doe
        c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan        John Doe, Trustee



     TRUST ACCOUNTS


     (1) ABC Trust                            Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                 Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                 John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                        John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.


     Vote By Internet:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Investor Connect, our proxy solicitor, at 800-780-7527 (toll free).

                                                                    EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Select Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Core Bond Fund series (the "Acquiring Fund"), and the SouthTrust Funds, a Massachusetts business trust, with its principal place of business at 420 North 20th Street, Birmingham, Alabama 35203 (the "Selling Fund Trust"), with respect to its SouthTrust Bond Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
             THE ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee and officer of the Selling Fund Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under the Selling Fund Trust's Master Trust Agreement and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D&O insurance coverage for the Trustees and officers of the Selling Fund Trust for a period of three years following the Closing Date.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)), which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class I shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. State Street Bank and Trust Company shall make all computations of value in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 21, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof, and except for any liability under the Trust's administrative services agreement with Federated Services Company, as to which Evergreen Investment Management Company has agreed to hold the Trust harmless.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since April 30, 2004, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling
                  Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein

                  (g) Since April 30, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.


                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V
              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Reed Smith, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under Chapter 182. Voluntary Associations and Certain Trust of the Annotated Laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Reed Smith, LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in or made reasonable inquiry about conferences with officers and other representatives of the Selling Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Trust's officers and other representatives of the Selling Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:
                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

(c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.


                                    ARTICLE X
                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof, provided however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN SELECT FIXED INCOME TRUST ON BEHALF OF EVERGREEN CORE BOND FUND


By: /s/ Maureen E. Towle
Name: Maureen E. Towle
Title: Authorized Officer


SOUTHTRUST FUNDS ON BEHALF OF SOUTHTRUST BOND FUND


By: /s/ Charles L. Davis, Jr.
Name: Charles L. Davis, Jr.
Title: Authorized Officer



EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Articles 1.3 and 9.1 of the Agreement,
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Authorized Officer

                                                                   EXHIBIT B


                            EVERGREEN CORE BOND FUND
                                FUND AT A GLANCE
                               [GRAPHIC OMITTED]
                              as of April 30, 2004


                                 MANAGEMENT TEAM
                         Tattersall Advisory Group, Inc.
                            CURRENT INVESTMENT STYLE

High Quality
Intermediate Duration

Source: Morningstar, Inc.
Morningstar's style box is based on a portfolio date as of 3/31/2004.
The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS
Portfolio inception date: 12/13/1990

                                    Class A        Class B       Class C        Class I        Class IS        Class R
Class inception date               5/11/2001      5/11/2001     5/11/2001      12/13/1990      10/2/1997      10/10/2003
Nasdaq symbol                        ESBAX          ESBBX         ESBCX          ESBIX           ESBSX          ESBRX
Average annual
  return*
1 year with                          -3.17%        -3.88%         0.00%           N/A             N/A            N/A
  sales charge
1 year w/o                           1.68%          0.97%         0.97%          1.98%           1.73%          1.67%
  sales charge
5 year                               5.54%          5.79%         6.10%          6.73%           6.45%          6.67%
10 year                              6.82%          7.11%         7.11%          7.42%           7.26%          7.39%
* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
To obtain performance information current to the most recent month-end for Class A, B, C, I or IS shares, please go to EvergreenInvestments.com/fund performance.

Please call 1.800.847.5397 for more current performance information for Class R shares.

The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance shown for Class IS is based on (1) the performance of Class IS of the fund's predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/4/1999 and (2) Class I of Tattersall Bond Fund from 12/13/1990 to 10/1/1997. Historical performance shown for Class I, prior to 6/7/1999, is based on the performance of Class I of the fund's predecessor fund, Tattersall Bond Fund. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 0.25% for Class IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.


                                LONG-TERM GROWTH

{graphic omitted}

Comparison of a $10,000 investment in Evergreen Core Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI). The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
                                        4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 1.68% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Aggregate Bond Index (LBABI), returned 1.82%.

Interest rates reached a cyclical low in June 2003, coinciding with the Federal Reserve Bank's thirteenth reduction in the Federal Funds rate, and leading to the lowest interest rates seen in the last 45 years. Monetary policymakers professed their intention to maintain a stimulative policy until the output gap began to close, inflation increased to a level consistent with output, and employment increased. At the end of the fiscal year, the prospect of less monetary accommodation became a reality with capacity utilization rising, employment increasing, and inflation showing signs of some revitalization.

With interest rates at cyclical lows at the beginning of the period, our portfolios were overweight in duration. However, as we approached the end of the calendar year, higher interest rates were imminent. Thus, we reduced portfolio duration to neutral. Late in the twelve-month period, we reduced duration further in anticipation of an imminent rise in interest rates, which can undermine bond prices. We ended the fiscal period slightly underweight in duration to the LBABI. With the yield of the ten-year Treasury rising almost a full percent in the last month of the fiscal year, shorter portfolio durations were beneficial to portfolio returns. The best performance over the year came from the corporate sector. We were overweight in corporate bonds for the first half of the fiscal year. Corporate yield spreads narrowed significantly early in the fiscal period, and we took advantage of the decline in yield spreads to take profits off the table, and reduce our overweight to the higher quality portion of the corporate sector. We ended the fiscal year underweight in the corporate sector. Mortgages were plagued by high volatility and prepayments with interest rates at the lowest levels of the past 45 years. The mortgage market was among the poorest performing sectors during the period. We focused our mortgage exposure on assets with high prepayment, average-life, and cash-flow stability in order to dampen the impact of mortgage refinancing on portfolio returns. Overall, our sector decisions had a positive impact on portfolio returns during the period.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders. U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.
The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

                                                                EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of January 3, 2005, between SouthTrust Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and Evergreen Investment Management Company, LLC (the "Adviser"), a registered investment adviser and department of Wachovia Bank.

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act'); and

         WHEREAS, the Company has six investment portfolios: SouthTrust U.S. Treasury Money Market Fund, SouthTrust Bond Fund, SouthTrust Value Fund, SouthTrust Income Fund, SouthTrust Alabama Tax-Free Income Fund, and SouthTrust Growth Fund (the "Portfolios"); and

         WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Portfolios, and the Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Company hereby appoints the Adviser to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Company has furnished the Adviser with properly certified and authenticated copies of each of the following:

                  (a) The Company's Master Trust Agreement dated March 4, 1992 as amended from time to time (the "Master Trust Agreement");

                  (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the "By-Laws");

                  (c) Resolutions of the Company's Board of Trustees authorizing the appointment of the Adviser as investment adviser and approving this Agreement;

                  (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 5, 1992 and all amendments thereto;

                  (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and under the 1940 Act as filed with the SEC on March 5, 1992 and all amendments thereto; and

                  (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus").

         The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management.

                  (a) Subject to the supervision of the Company's Board of Trustees, the Adviser will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

                  (b) The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

                  (c) In the event that the Company establishes additional portfolios with respect to which it desires to retain The Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

                  (d) The Adviser further agrees that it:

                           (i) will comply with all applicable Rules and
Regulations of the SEC, the provisions of the Internal
Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                           (ii) will select broker-dealers in accordance with
guidelines established by the Company's Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services);

                           (iii) will maintain books and records with respect to
the securities transactions of the Company's
Portfolios, and will furnish the Company's Board of Trustees with such periodic, regular and special reports as the Board may request; and

                           (iv) will treat confidentially and as proprietary
information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         4. Services Not Exclusive. The investment management services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Company will pay the Adviser and the Adviser will accept as full compensation therefor, subject to the provisions of paragraph 6, above, a fee, computed daily and paid monthly (in arrears), at an annual rate of .50% of the average daily net assets of the SouthTrust U.S. Treasury Money Market Fund, .60% of the average daily net assets of the SouthTrust Bond Fund, .75% of the average daily net assets of the SouthTrust Value Fund, .60% of the average daily net assets of the SouthTrust Income Fund, .75% of the average daily net assets of the SouthTrust Growth Fund, and .60% of the average daily net assets of the SouthTrust Alabama Tax-Free Income Fund." net assets of the Bond Fund and .75% of the average daily net assets of the Stock Fund.

         Such fees shall be paid into escrow until such time as the Company's shareholders approve this Agreement in the manner required by applicable law.

         If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state in which shares of a Portfolio are qualified for sale, the Adviser will reimburse the applicable Portfolio for such excess expenses. The obligation of the Adviser to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee payable by such Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

         8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Adviser in the performance of its obligations and duties under this Agreement.

         9. Duration and Termination.

                  (a) With respect to each Portfolio, this Agreement shall continue in effect until the effective date of the reorganization of such Portfolio into a comparable Evergreen Fund; provided, however that if the shareholders of such Portfolio have not approved this Agreement within 150 days from the date hereof, this Agreement shall terminate with respect to that Portfolio.

                  (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios) or by the Adviser on sixty days' written notice.

                  (c) This Agreement will immediately terminate in the event of its assignment.

                  (d) As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning of such terms in the 1940 Act.

                  (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

         11. Names. The term "SouthTrust Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Company dated March 4, 1992 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only to the trust property of the Company, as provided in the Master Trust Agreement of the Company. The execution and delivery of this Agreement has been authorized by the Trustees of the Company and signed by the President of the Company, acting as such; and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

         12. Regulation S-P Compliance.

                  (a) The Company and the Adviser hereby acknowledge that the Fund may disclose shareholder "nonpublic personal information" ("NPI") as contemplated by Regulation S-P, 17 CFR Page 248, to the Adviser as agent of the Fund and solely in furtherance of fulfilling the Adviser's contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders. The Fund and the Adviser further acknowledge that Regulation S-P permits financial institutions, such as the Fund, to disclose NPI of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI") ; and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI").

                  (b) The Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Adviser in accordance with the limited exception set forth in 17 CFR ss. 248.13.

                  (c) The Adviser further represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

        o insure the security and confidentiality of records and NPI of Fund customers,

        o protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and o protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

                  (d) The Adviser may redisclose Section 248.13 NPI only to: (i) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (ii) affiliated persons of the Adviser ("Adviser Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (iii) a third party not affiliated with the Adviser ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Adviser received the information in the first instance; and (iv) a Nonaffiliated Third Party under the service provider and joint marketing exception (ss.248.13), provided the Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

                  (e) The Adviser may redisclose  Section 248.14 NPI and Section
248.15 NPI to: (i) the Funds and Fund Affiliates; (ii) Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (iii) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

                  (f) The Adviser is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


SOUTHTRUST FUNDS


By: /s/ Beth S. Broderick
Name: Beth S. Broderick
Title: Vice President


EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Christopher P. Conkey
Name: Christopher P. Conkey
Title: Executive Managing Director

                                                         January 3, 2005


SouthTrust Funds
420 North 20th Street
Birmingham, AL 35203

         In connection with the Investment Advisory Agreement dated January 3, 2005, by and between SouthTrust Funds ("the Funds") and Evergreen Investment Management Company, LLC ("EIMC"), EIMC hereby agrees to waive fees and/or reimburse expenses of any Fund incurred or accrued commencing on the date EIMC commences serving as the investment adviser to the Fund to the extent that the Fund's Total Operating Expenses during that period as a percentage of Fund's average net assets during that period on an annualized basis would otherwise exceed the percentage for that Fund set forth below:

               SouthTrust U.S. Treasury Money Market Fund - 0.58%
                          SouthTrust Value Fund - 1.01%
                          SouthTrust Bond Fund - 0.93%
                         SouthTrust Income Fund - 0.73%
                 SouthTrust Alabama Tax Free Income Fund - 0.69%
                         SouthTrust Growth Fund - 1.20%

         This agreement may be terminated by EIMC after May 31, 2005 upon 60 days' written notice by EIMC to the Funds, provided, however, that any such termination shall not relieve EIMC of its obligation hereunder with respect to any period prior to the termination date.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Evergreen Investment Management Company, LLC
By: /s/ Christopher P. Conkey
Title: Executive Managing Director


Agreed and Accepted To:
SOUTHRTUST FUNDS
By: /s/ Beth S. Broderick
Title: Vice President

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                              SOUTHTRUST BOND FUND

                                   a Series of

                                SOUTHTRUST FUNDS
                              420 North 20th Street
                            Birmingham, Alabama 35203

                        By and In Exchange For Shares of

                            EVERGREEN CORE BOND FUND

                                   a Series of

                       EVERGREEN SELECT FIXED INCOME TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of SouthTrust Bond Fund ("SouthTrust Fund"), a series of SouthTrust Funds, to Evergreen Core Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust, in exchange for Class I shares (to be issued to holders of SouthTrust Fund shares of SouthTrust Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of SouthTrust Fund, dated June 30, 2004;

(2) The Statement of Additional Information of Evergreen Fund, dated September 1, 2004, as supplemented October 1, 2004;

(3)           Annual Report of SouthTrust Fund, dated April 30, 2004;

(4)           Annual Report of Evergreen Fund, dated April 30, 2004; and

(5)           Semi-Annual Report of Evergreen Fund, dated October 31, 2004.


         The pro forma financial statements required by Rule 11-01 of Regulation S-X [17 CFR 210.11-01] need not be prepared since the net asset value of the SouthTrust Fund does not exceed ten percent of Evergreen Fund's net asset value.

         We have also confirmed that this statement is true as of December 31, 2004, which is within 30 days of the filing.

         After the Merger, Evergreen Fund will be the accounting and performance survivor.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of SouthTrust Fund dated February 16, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to SouthTrust Funds at the address or phone number set forth above.

         The date of this Statement of Additional Information is February 16, 2005.

Statement of Additional Information


SOUTHTRUST BOND FUND

SOUTHTRUST INCOME FUND

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund (the Funds) dated June 30, 2004. This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the Annual Reports without charge by calling 1-800-843-8618.



June 30, 2004





                            Contents
                            How are the Funds Organized?
                            Securities in Which the Funds Invest
                            What do Shares Cost?
                            How are the Funds Sold?
                            Exchanging Securities for Shares
                            Subaccounting Services
                            Redemption Fee
                            Redemption in Kind
                            Massachusetts Partnership Law
                            Account and Share Information
                            Tax Information
                            Who Manages and Provides Services to the Funds? How Do the Funds Measure Performance?
                            Financial Information
                            Investment Ratings
                            Addresses


Cusip 844734202
Cusip 844734400
Cusip 844734608

G00859-07 (6/04)





HOW ARE THE FUNDS ORGANIZED?

The SouthTrust Bond Fund and SouthTrust Income Fund are diversified portfolios of SouthTrust Funds (Company). The Alabama Tax-Free Income Fund is a non-diversified portfolio of the Company. The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees has established five diversified and one non-diversified investment portfolios. This SAI relates to SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund. The Funds' investment adviser is SouthTrust Investment Advisors(Adviser), a registered investment adviser and a department of SouthTrust Bank.


SECURITIES IN WHICH THE FUNDS INVESTS

In pursuing its investment strategy, the Funds may invest in the following securities for any purpose that is consistent with its investment objective.

Following is a table that indicates which types of securities are a:

P =Principal investment of the Funds;

A = Acceptable (but not principal) investment of the Funds; or

N = Not an acceptable investment of the Funds.

                                                                Alabama Tax
Securities                              Bond Fund   Income      Free Income
                                                     Fund       Fund
Equity Securities                           N         A           N
   Common Stocks                            N         A           N
   Preferred Stocks                         A         A           N
   Warrants                                 N         A           N
Fixed Income Securities                     P         P           A
   Treasury Securities                      P         P           A
   Agency Securities                        P         P           N
   Corporate Debt Obligations 1             P         P           N
      Commercial Paper                      A         A           N
      Demand Instruments                    A         A           N
   Taxable Municipal Bonds                  A         A           N
   Mortgage-Backed Securities 2             P         P           N
   Collateralized Mortgage Obligations      P         P           N
(CMOs)
      Sequential CMOs                       P         P           N
      PACs, TACs and Companion Classes      P         P           N
      IOs and POs                           A         A           N
      Floaters and Inverse Floaters         A         A           N
      Z Classes and Residual Classes        A         A           N
   Asset Backed Securities                  P         P           N
   Zero Coupon Securities                   A         A           N
   Bank Instruments                         A         A           A
   Credit Enhancement                       A         A           A
  Convertible Securities 3                  A         A           N
  Tax Exempt Securities                     N         N           P
   General Obligation Bonds                 N         N           P
   Special Revenue Bonds                    N         N           P
  Private Activity Bonds                    N         N           A
  Tax Increment Financing Bonds             N         N           A
  Municipal Notes                           N         N           A
  Municipal Bond Insurance                  N         N           A
Variable Rate Demand Instruments            A         A           A
Foreign Securities                          A         A           N
   Depositary Receipts                      A         A           N
   Foreign Government Securities            A         A           N
Derivative Contracts                        A         A           A
Special Transactions                        A         A           A
   Repurchase Agreements                    A         A           A
   Reverse Repurchase Agreements            A         A           N
   Delayed Delivery Transactions            A         A           N
   To Be Announced Securities               A         A           N
   Securities Lending 4                     A         A           A
   Asset Coverage                           A         A           A
Investing in Securities of Other            A         A           A
Investment Companies
Illiquid Securities                         A         A           A

1. The Bond Fund and Income Fund may invest in corporate debt obligations which are rated, at the time of purchase, investment grade by an NRSRO, or, if unrated, are of comparable quality as determined by the Adviser. If a security's rating is reduced below the required minimum after a Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

2. The Bond Fund and Income Fund will invest in mortgage backed securities which are rated, at the time of purchase, investment grade by an NRSRO, or if unrated, of comparable quality as determined by the Adviser.

3. The Bond Fund and Income Fund will invest in convertible securities which are rated, at the time of purchase, investment grade by an NRSRO, or if unrated, of comparable quality as determined by the Adviser.

4. Such loans will not exceed 33 1/3% of a Fund's total assets. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Income Fund invests. The Bond Fund may invest in preferred stocks.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Warrants

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.



Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Taxable Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

All of the Funds may purchase securities backed by credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Bond Fund and Income Fund have the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Alabama Tax-Free Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Bond Insurance

The Alabama Tax-Free Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities ("Policy" or "Policies"). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may by purchased by the Fund. The premiums for the Policies may be paid by the Fund and the yield on the Fund's portfolio may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund's Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities).

Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable for those payments of interest and principal which are due and owing at the time of the sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's Adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The Fund may purchase Policies from MBIA Corp. (MBIA), AMBAC Indemnity Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), or any other municipal bond insurer which is rated AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service, (Moody's). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Fund reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.



Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced (TBA) Securities

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

Illiquid Securities

The Funds may invest up to 15% of the total value of their net assets in securities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Funds to be illiquid.

Temporary Defensive Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in U.S. government obligations, notes, zero coupon securities (in the case of the Bond Fund and Income Fund), and repurchase agreements collateralized by U.S. government obligations. In the case of Alabama Tax-Free Fund, temporary defensive investments may include taxable securities. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

INVESTMENT RISKS

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Sector Risks

o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

o Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Prepayment Risks

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Call Risks

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Stock Market Risks

o The value of equity securities in the Income Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Tax Risks

o In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Alabama Tax-Free Fund to shareholders to be taxable.

o Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Currency Risks

o Exchange rates for currencies fluctuate daily. The combination of currency risk and interest rate risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and their Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Funds' investments.



Risks of Investing in Derivative Contracts

o The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.



Risks of Investing in Alabama

o The economy of Alabama historically has relied on manufacturing and natural resource-based industries which included textiles, apparel, food processing, coal mining and timber. Throughout the 1990's, many of these industries have faced intense competition from overseas and have been forced to downsize or dramatically alter the way they do business in response to these threats. As a result, the Alabama economy has undergone much diversification and transition in the past decade. Since the 1991 recession, the State's proactive business development policies have yielded big results with growth in high technology, health care, banking and business services, particularly in the Birmingham, Huntsville, and Mobile metropolitan areas. Once heavily reliant on the steel industry, the Greater Birmingham area has exhibited significant transformation, and has demonstrated its resiliency by attracting several major companies to the region in recent years. This has fueled a dramatic suburban expansion that has greatly benefited the real estate development and construction trades.

o The outlook for the future is that modest economic growth will continue with growth in some industries more than offsetting downsizing in the textile and apparel sectors. Particularly noteworthy is growth associated with automobile manufacturing as Mercedes-Benz (a subsidiary of Daimler-Chrysler) has operated an assembly plant in Vance, Alabama since 1998 and Honda has built a plant in Lincoln, Alabama which was completed in 2001 to meet increased demand for sport-utility vehicles. This should allow solid employment growth to continue with unemployment expected to keep pace with the national average as it has substantially closed the gap. These trends indicate stable to modestly improving demographic and credit fundamentals for issuers of municipal debt within the State.

o The State has been characterized by conservative financial management and fiscal practices as is evidenced by its fairly low general obligation debt burden and its ability to consistently maintain a AA credit rating from both Standard and Poor's and Moody's Investors Service. The state constitution does not allow for deficit spending so should a revenue shortfall occur, the governor is required to cutback spending across the board. This has not occurred since 1993 and is not expected in the current year.

INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreement secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and(c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940 (1940 Act).

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

8.   Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act.

Because the Bond Fund's name refers to bonds, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in investment grade bonds.

Portfolio Turnover

The Bond Fund experienced higher turnover variation during the past two years. The Bond Fund's portfolio was restructured as a result of the Adviser's expectation of the general direction of interest rates.



Determining Market Value of Securities

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price or official closing price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service;

o futures contracts and options are valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the- counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities, at fair value as determined in accordance with procedures established by and under general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.



WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:


Quantity Discounts

Larger purchases can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a Trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Funds in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more SouthTrust Funds in calculating the applicable sales charge.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Funds' custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 30 days, your redemption proceeds at the next determined NAV, without any sales charge.

Through SouthTrust Funds Shareholder Services

If you purchase Fund shares directly through SouthTrust Funds Shareholder Services, your purchase will be made at the next determined NAV, without any Sales charge.

Purchases by Affiliates of the Funds

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the current or retired Trustees, employees and sales representatives of the Funds, the Adviser, the Distributor and their affiliates and the immediate family members of these individuals;

o    retired employees of SouthTrust Corporation and it's affiliates;

o investors for whom SouthTrust Corporation or one of it's affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); and

o employees who purchase Shares through a payroll deduction plan sponsored by their employees.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN (Income Fund and Alabama Tax Free Income Fund Only)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees, in significant amounts, out of the assets of the Distributor. These fees do not come out of Fund assets. The Distributor may be reimbursed by the Adviser or its affiliates.

These supplemental payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental payments, an investment professional may also receive payments under the Rule 12b-1 Plan and/or Service Fees.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at NAV (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Funds and not paid to the Distributor.

The redemption fee is not assessed on:

o exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 591/2;

o redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o    redemptions through certain automatic withdrawals.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determine their NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company's obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Bond Fund Shares: LYNSPEN & Co., Birmingham, AL, owned approximately 10,445,465 Shares (77.92%).

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Income Fund Shares: LYNSPEN & Co.,
Birmingham, AL owned approximately 8,209,732 Shares (90.35%).

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Alabama Tax-Free Income Fund Shares: FISERV, Philadelphia, PA, owned approximately 968,370 Shares (16.95%); LYNSPEN &
Co., Birmingham, AL, owned approximately 4,550,555 Shares (79.64%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.





TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will pay federal income tax.

The Funds will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Company comprises six portfolios.

As of June 1, 2004, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
       Name
    Birth Date                                                  Aggregate
      Address                                                 Compensation
  Positions Held    Principal Occupation(s) for Past Five     From Company
   with Company      Years, Other Directorships Held and   (past fiscal year)
Date Service Began           Previous Positions
--------------------------------------------------------------------------------
  William O. Vann *Principal Occupations:  President and         $12,000
    Birth Date:    Chairman, Vann Family Investments,
January 28, 1942   LLC; Trustee and Past Chairman, The
P.O. Box 10645     Childrens' Hospital of Alabama.
Birmingham, AL
TRUSTEE            Previous Position: Chairman and Chief
Began serving:     Executive Officer, Young & Vann
April 1992         Supply Co.; Partner, B&B
                   Investments.

Thomas M. Grady.*  Principal Occupations:  Partner of the        $12,000
Birth Date: July   law firm of Hartsell & Williams,
25, 1941           P.A.; Member, Board of Directors,
P.O. Box 2         Pfeiffer University; Trustee, Cannon
-------------------Foundation.
708 McLain Road
Kannapolis, NC
TRUSTEE
Began serving:
March 1996

Billy L. Harbert,   Principal Occupations:  President and        $12,000
Jr. *               Chief Executive Officer, B. L.
Birth Date: May     Harbert International LLC
23, 1965            (construction).
-------------------
B.L. Harbert Other Directorships Held: International LLC Member/Shareholder, Bonaventure 820 Shades Creek Capital, LLC; Member /Shareholder, Parkway Bonaventure Partners LLC; Board Birmingham, AL Member/ Shareholder, Founders Trust TRUSTEE Company, Inc.; and Member Began serving: /Shareholder, Treble Range Partners,
March 1998          LLC.


--------------------------------------------------------------------------------
* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation. Each "interested" Trustee has resigned from the Company effective as of the close of the June 4, 2004 Board Meeting.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

        Name
     Birth Date                                                   Aggregate
       Address                                                   Compensation
 Positions Held with    Principal Occupation(s) for Past Five    From Company
       Company           Years, Other Directorships Held and     past fiscal
 Date Service Began              Previous Positions                 year)
-------------------------------------------------------------------------------
Charles G. Brown, IIIPrincipal Occupation:  President, Tubular     $13,200
Birth Date: November Products Company (since 1985); Managing
27, 1953             Partner, Red Hollow Partnership.
Tubular Products Co.
1400 Red Hollow Road
Birmingham, AL
CHAIRMAN AND TRUSTEE
Began serving: April
1992

Russell W. Chambliss Principal Occupations:  President and         $12,000
Birth Date: December Chief Executive Officer, Mason Corporation
26, 1951             (manufacturer of roll formed aluminum and
Mason Corporation    steel products).
123 Oxmoor Road
---------------------
Birmingham, AL
TRUSTEE
Began serving: April
1992

Dr. Lawrence W.      Principal Occupation:  Sr. Managing           $12,000
Greer                Partner, Greer Capital Advisers;
Birth Date: October  President, S.C.O.U.T. Corp.
26, 1944
---------------------Other Directorships Held: Chairman, Board
Greer Capital        of Directors, Southern BioSystems;
Advisers LLC         Director, Daily Access Concepts, Inc.,
2200 Woodcrest       Electronic HealthCare Systems, Inc.,
Place, Suite 309     Cumberland Pharmaceuticals, Biotechnology
Birmingham, AL       Association of Alabama, and Research
TRUSTEE              Foundation- University of Alabama at
Began serving:       Birmingham.
October 1999

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George H. Jones, III Principal Occupation: President, Jones        $12,000
Birth Date: April 1, & Kirkpatrick PC (accounting firm).
1950
Jones &
Kirkpatrick PC
300 Union Hill Drive
Birmingham, AL
TRUSTEE
Began Serving:
August 2001




OFFICERS**
Name
Birth Date
Address
Positions Held with Company

                                Principal Occupation(s) and Previous Positions
Richard S. White, Jr.        Principal Occupations: Division President,
Birth Date: March 14, 1934   SouthTrust Capital Management Group.
SouthTrust Bank
420 North 20th Street        Previous Positions: Executive Vice President,
Birmingham, AL               SouthTrust Capital Management Group.
PRESIDENT
Began Serving: March 2002



Charles L. Davis,           Principal Occupations: Vice President, Managing
Jr.                         Director of Mutual Fund Services, Federated Services
------------------          Company, and President, Edgewood Services, Inc.
Birth Date: March
23, 1960                     Previous Positions: President, Federated Clearing
Federated                    Services and Director, Business Development, Mutual
Investors                    Fund Services, Federated Services Company.
Tower
1001 Liberty
Avenue
Pittsburgh, PA
                                CHIEF EXECUTIVE
OFFICER
Began Serving:
December 2002
--------------------------------------------------------------------------------
Edward C. Gonzales           Principal Occupations: Executive Vice President  of
Birth Date: October 22, 1930 some of the Funds in the Federated Fund Complex;
Federated Investors Tower    Vice Chairman, Federated Investors, Inc.; Trustee,
1001 Liberty Avenue          Federated Administrative Services.
Pittsburgh, PA
EXECUTIVE VICE               Previous Positions:  President and Trustee or
PRESIDENT                    Director of some of the Funds in the Federated Fund
Began Serving: December 2002 Complex; CEO and Chairman, Federated Administrative
                             Services; Vice President, Federated Investment
                             Management Company, Federated Investment Counseling
                             Federated Global Investment Management Corp. and
                             Passport Research, Ltd.; Director and Executive Vic
                             President, Federated Securities Corp.; Director,
                             Federated Services Company; Trustee, Federated
                             Shareholder Services Company.

                             ---------------------------------------------------
Charles A. Beard             Principal Occupation: Senior Vice President,
Birth Date: October 26, 1946 SouthTrust Asset Management.
SouthTrust Bank
420 North 20th Street        Previous Positions:  Senior Vice President and
Birmingham, AL               Marketing Director, SouthTrust Capital Management
VICE PRESIDENT               Group.
Began Serving: March 2002

                             ---------------------------------------------------
                             Principal Occupation:  Vice President, Federated
Beth S. Broderick            Services Company (1997 to present).
Birth Date: August 2, 1965
Federated Investors Tower    Previous Positions:  Client Services Officer,
1001 Liberty Avenue          Federated Services Company (1992-1997).
Pittsburgh,
PA
VICE PRESIDENT
Began Serving: July 1998

Richard J. Thomas             Principal Occupation:  Principal Financial Officer
-----------------------------and Treasurer of the Federated Fund Complex; Senior
Birth Date: June 17, 1954    Vice President, Federated Administrative Services.
Federated Investors Tower
1001 Liberty Avenue          Previous Positions: Vice President, Federated
Pittsburgh, PA               Administrative Services; held various management
TREASURER                    positions within Funds Financial Services Division
Began Serving: December 2002 of Federated Investors, Inc.

John  D. Johnson             Principal Occupation:  Counsel, Reed Smith LLP
Birth Date: November 8, 1970
-----------------------------Previous Positions:  Associate Corporate Counsel,
Federated Investors Tower    Federated Investors, Inc. (1999-2002); Associate,
1001 Liberty Avenue          Kirkpatrick& Lockhart LLP (1997 to 1999)
Pittsburgh, PA
SECRETARY
Began Serving: March 2001
--------------------------------------------------------------------------------
** Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD

                                                                              MEETINGS
  BOARD      COMMITTEE                                                          HELD
COMMITTEE     MEMBERS                     COMMITTEE FUNCTIONS                DURING LAST
                                                                             FISCAL YEAR
-----------------------------------------------------------------------------------------
  Audit  Dr. Lawrence W.  The Audit Committee reviews and recommends to the     Five
         Greer            full Board the independent auditors to be selected
         Charles G.       to audit the Funds' financial statements; meets
         Brown, III       with the independent auditors periodically to
         Russell W.       review the results of the audits and report the
         Chambliss        results to the full Board; evaluates the
         George H. Jones, independence of the auditors, reviews legal and
         III              regulatory matters that may have a material effect
                          on the financial statements, related compliance
                          policies and programs, and the related reports
                          received from regulators; review s the Funds' internal
                          audit function; reviews compliance with the Funds'
                          code of conduct/ethics; reviews valuation issues;
                          monitors inter-fund lending transactions; reviews
                          custody services and issues and investigates any
                          matters brought to the Committee's attention that are
                          within the scope of its duties.

ExecutiveCharles G.       The Executive and Governance Committee makes          Three
and      Brown, III       recommendations to the Board regarding committees
Governance                of the Board and committee assignments, along with
         Russell W.       recommendations regarding the composition of the
         Chambliss        Board and candidates for election; makes
         Dr. Lawrence W.  recommendations regarding the structure of agendas
         Greer            and materials for meetings of the Board;  oversees
         George H. Jones, the process of evaluating the functions of the
         III              Board and makes recommendations for compensation
                          of Trustees not affiliated with the Adviser or the
                          Distributor for the Trust. The Committee also oversees
                          the ongoing education of the Trustees, and monitors
                          the performance of legal counsel to the Trust.

MarketingRussell W. The Marketing Committee reviews the Funds' One Chambliss marketing plans and provides guidance to Fund
         -----------------management on marketing strategies to increase Thomas
         M. Grady Fund assets and create economies of scale. Billy L.
         Harbert, Jr.


Board ownership of shares in the Southtrust funds family of Investment companies
AS OF DECEMBER 31, 2003


                                  Dollar Range of        Aggregate Dollar
         Interested                 Shares Owned             Range of
      Board Member Name       in SouthTrust Bond Fund,     Shares Owned
                               SouthTrust Income Fund  in SouthTrust Funds
                               and SouthTrust Alabama         Family
                              Tax-Free Income Fund
----------------------------------------------------------------------------
William O. Vann                         None             $10,001-$50,000
Thomas M. Grady                         None             $10,001-$50,000
Billy L. Harbert, Jr.                   None                   None


         Independent
      Board Member Name
----------------------------------------------------------------------------
Charles G. Brown, III          SouthTrust Bond Fund:   $50,001 to $100,0000
                               $10,001 to $50,000
Russell W. Chambliss                    None            $10,001 to $50,000
Lawrence W. Greer, M.D.                 None                   None
George H. Jones, III                    None             $10,001-$50,001

--------------------------------------------------------------------------------

The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.



INVESTMENT ADVISER

The Adviser, SouthTrust Investment Advisors, a registered investment adviser and a department of SouthTrust Bank, conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated fund family.

In assessing the adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the adviser's industry standing and reputation and in the expectation that the adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the adviser. This includes fees received for services provided to the Fund by other entities in the SouthTrust organization and research services received by the adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable Fund; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the SouthTrust Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the SouthTrust organization. SouthTrust provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the adviser and its affiliates; compliance and audit reports concerning the SouthTrust Funds and the SouthTrust companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or SouthTrust are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Fund under separate contracts (e.g., for serving as the Fund's administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of the Fund to the SouthTrust family of funds, the Board does not approach consideration of every fund's advisory contract as if that were the only fund offered by SouthTrust.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, their Adviser, and their Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Voting Proxies on Fund Portfolio Securities

The Adviser endeavors to vote proxies relating to securities in the Funds' portfolios in the interest of the Funds and their shareholders. The Adviser has established policies and procedures to achieve this goal. In particular, these policies and procedures describe how the Adviser: (1) fulfills its proxy voting obligations; (2) identifies and addresses conflicts of interest that may arise as a result of relationships or commercial dealings between the Adviser and the issuer or management of the issuer whose proxy the Adviser is voting on behalf of a Fund; and (3) if a conflict of interest exists, ensures that its voting decision is not influenced by the conflict.

It is the policy of the Adviser to rely primarily on the recommendations of an independent proxy voting service. By relying on a proxy voting service, the Adviser will help ensure that shares voted by the proxy voting service are in the best interests of the Funds (and their shareholders) and are not the result of any conflict of interest that may arise as a result of relationships or commercial dealings between the Adviser and an issuer or its management.

The Adviser may from time to time override the proxy voting service if the Adviser determines that it is in the interest of the Funds (and their shareholders) to vote a proxy differently. In addition, proxy voting issues may arise in which the proxy voting service declines to vote a proxy. In both cases, it is the policy of the Adviser to vote such proxies in the best interests of the Funds (and their shareholders) and to document the reasons for both the decision to override the proxy voting service and the reasons for voting the proxy in a particular way.

It is the general policy of the Adviser to vote any Fund proxy for which the Adviser has overridden the proxy voting service, or which the proxy voting service has declined to vote the proxy, by considering the guidance of the procedures of the proxy voting service ("PVS Procedures") together with the guidance of the Standards of Practice Handbook published by the CFA Institute (formerly known as the Association for Investment Management Research) (the "CFA Standards"). The Adviser will document the basis for its decision on how to vote a proxy with reference to both the PVS Procedures of the proxy voting service and the CFA Standards. The Adviser will maintain a copy of the PVS Procedures and the CFA Standards in its records in accordance with SEC regulations and make them available to Adviser personnel who vote client proxies not voted by the proxy voting service.

In keeping with the CFA Standards, it is the policy of the Adviser to maintain at all times operational information barriers between the personnel involved in determining whether and how to vote such proxies and those personnel involved in activities that might give rise to a conflict of interest due to their own relationships or due to commercial dealings of SouthTrust Bank or its affiliates.

To implement the Funds' proxy voting policy, the Adviser has established a Proxy Oversight Committee. The Proxy Oversight Committee consists of the Adviser's Director of Research, the Chief Investment Officer, and Chief Administrative Officer.

      It is the responsibility of the Proxy Oversight Committee to:

o Monitor, evaluate and periodically review the proxy voting service and the proxy voting procedures used by such service;

o At least annually review votes cast by the proxy voting service to ensure that such votes are in accordance with the procedures of the proxy voting service, and in particular, to review how the proxy voting service voted new or controversial issues;

o Establish a program to provide for initial and ongoing annual staff training with respect to this policy and the procedures adopted pursuant to this policy; and

o Establish, monitor and periodically review procedures:

(a) For voting Fund proxies in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself;

(b) For documenting cases in which the Adviser determines to override the proxy voting service;

(c) To address any conflicts of interest that may arise for proxies voted by the Adviser;

(d) To document contacts, if any, between an issuer and personnel of the Adviser with responsibility for voting proxies;

(e)  To ensure compliance with SEC recordkeeping requirements;

(f)  To ensure the successful function of operational information barriers;

(g) To address situations in which the operational information barriers fail to prevent the personnel voting the proxies from learning of a commercial or other relationship between the issuer and the Adviser or its officers, directors or employees; and

(h) To ensure that any proxy voted by the Adviser is voted in a Fund's (and its shareholders) best interest notwithstanding any conflict of interest that may arise regarding that proxy.

o Establish and appoint the membership of one of more Proxy Voting Committees, which shall have the responsibility for determining the manner in which a Fund proxy will be voted in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself. Unless and until the Proxy Oversight Committee determines to the contrary, each of the SouthTrust Funds that invest in voting securities maintains a standing Proxy Voting Committee comprised of the Director of Research, the Chief Investment Officer and the Fund manager. In the event that two or more positions on a Proxy Voting Committee are held by the same person, the Proxy Voting Committee may consider the views of other Adviser personnel.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Funds' operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Company's Board.

Investment decisions for the Income Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Income Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Income Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Income Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Income Fund.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the bond Fund and the Alabama Tax-Free Income Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Bond Fund and the Alabama Tax-Free Income Fund are made independently from those of other accounts managed by the Adviser. When the Bond Fund and the Alabama Tax-Free Income Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all of the SouthTrust Funds as specified below:

                                   Average Aggregate Daily
 Maximum Administrative          Net Assets of the SouthTrust Funds
           Fee
       0.150 of 1%                on the first $250 million
       0.125 of 1%                 on the next $250 million
       0.100 of 1%                 on the next $250 million
       0.075 of 1%               on assets in excess of $750 million

--------------------------------------------------------------------------------

Notwithstanding the foregoing, the administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Prior to January 1, 2002, Federated Services Company also provided certain accounting and recordkeeping services with respect to each Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. Effective January 1, 2002, State Street Bank and Trust Company provides these fund accounting services to the Funds for an annual fee of 0.03% of the average daily net assets of each Fund.

CUSTODIAN

SouthTrust Bank is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, KPMG LLP, conducts its audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that its audit is planned and performed to obtain reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUNDS FOR SERVICES
Bond Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $854,837       $865,352           $871,247
Administrative Fee                  135,379         138,738            137,871
Shareholder Service Fee              71,237           --                 --

--------------------------
Income Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $523,146       $465,325           $437,646
Advisory Fee Reduction              226,697         201,641            209,195
Administrative Fee                   82,821         89,269             100,000
Administrative Fee                     --           14,656             30,742
Reduction
Shareholder Services Fee             43,596           --                 --

--------------------------
Alabama Tax-Free Income
Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $368,067       $336,180           $330,538
Advisory Fee Reduction              214,706         196,105            211,188
Administrative Fee                   58,268         53,894             52,303
Shareholder Services Fee             30,672           --                 --

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HOW DO THE FUNDS MEASURE PERFORMANCE?
The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.




Average Annual Total Returns and Yields

Bond Fund

Total returns are given for the one-year, five-year, and ten-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.



----------------     --------------      1 Year        5 Years        10 Years
                     30-Day Period
Total Return
   Before Taxes           N/A           (2.71)%         4.52%          5.70%
   After Taxes
and                  --------------     (4.28)%         2.41%          3.35%
----------------          N/A
   Distributions
   After Taxes
on                   --------------
----------------                        (1.76)%         2.54%          3.38%
                          N/A
Distributions
and Sale
   Of Shares
Yield                    3.16%            N/A            N/A            N/A
----------------------------------------------------------------------------

Income Fund

Total returns are given for the one-year, five-year, and start of performance periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.

                                                                   Start of
                     ------------------                         Performance on
----------------                            1 Year   5 Years   January 10, 1996
                       30-Day Period
Total Return
   Before Taxes             N/A            (2.50)%    4.05%         4.47%
   After Taxes
and                  ------------------    (3.80)%    2.04%         2.34%
----------------            N/A
   Distributions
   After Taxes
on                   ------------------
----------------                           (1.63)%    2.20%         2.46%
                            N/A
Distributions
and Sale
   Of Shares
Yield                      2.45%             N/A       N/A           N/A
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------

Alabama Tax- Free Income Fund*

Total return are given for the one-year, five-year, and 10-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.


                                               1 Year        5 Years    10 Years
                        30-Day Period
Total Return
   Before Taxes              N/A              (2.01)%         4.05%      4.54%
   After Taxes
and                  --------------------     (2.11)%         3.92%      4.48%
----------------             N/A
   Distributions
   After Taxes
on                   --------------------
----------------                              (0.04)%         3.95%      4.20%
                             N/A
Distributions
and Sale
   Of Shares
Yield                       3.15%               N/A            N/A        N/A
Tax-Equivalent              5.25%               N/A            N/A        N/A
Yield
* The Alabama Tax- Free Income Fund is the successor to a portfolio of a common trust fund managed by the Adviser.
--------------------------------------------------------------------------------
At the Fund's commencement of operations, the assets from the common trust fund were transferred to the Fund on August 20, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the common trust fund for the periods before the Fund's registration statement became effective on August 10, 1999, as adjusted to reflect the Fund's expenses and sales load.

The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

tOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Alabama Tax- Free Income Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

                        TAXABLE YIELD EQUIVALENT FOR 2004
                                STATE OF ALABAMA

Taxable Yield Equivalent for 2004 State of Alabama
Tax Bracket:
Federal           10.00%      15.00%      25.00%      28.00%      33.00%      35.00%
Combined
Federal          15.000%     20.000%     30.000%     33.000%     38.000%     40.000%
& State
Joint Return:       $0    -  $14,301  -  $58,101  -  $117,251 -  $178,651 -    Over
                  $14,300    $58,100     $117,250    $178,650    $319,100    $319,100
Single Return:      $0    -   $7,151  -  $29,051  -  $70,351  -  $146,751 -    Over
                  $7,150     $29,050  -- $70,350     $146,750    $319,100    $319,100

Tax-Exempt                             Taxable Yield Equivalent
Yield
0.50%             0.59%       0.63%       0.71%       0.75%       0.81%       0.83%
1.00%             1.18%       1.25%       1.43%       1.49%       1.61%       1.67%
1.50%             1.76%       1.88%       2.14%       2.24%       2.42%       2.50%
2.00%             2.35%       2.50%       2.86%       2.99%       3.23%       3.33%
2.50%             2.94%       3.13%       3.57%       3.73%       4.03%       4.17%
3.00%             3.53%       3.75%       4.29%       4.48%       4.84%       5.00%
3.50%             4.12%       4.38%       5.00%       5.22%       5.65%       5.83%
4.00%             4.71%       5.00%       5.71%       5.97%       6.45%       6.67%
4.50%             5.29%       5.63%       6.43%       6.72%       7.26%       7.50%
5.00%             5.88%       6.25%       7.14%       7.46%       8.06%       8.33%
5.50%             6.47%       6.88%       7.86%       8.21%       8.87%       9.17%
6.00%             7.06%       7.50%       8.57%       8.96%       9.68%       10.00%
6.50%             7.65%       8.13%       9.29%       9.70%       10.48%      10.83%
7.00%             8.24%       8.75%       10.00%      10.45%      11.29%      11.67%
7.50%             8.82%       9.38%       10.71%      11.19%      12.10%      12.50%
8.00%             9.41%       10.00%      11.43%      11.94%      12.90%      13.33%
8.50%             10.00%      10.63%      12.14%      12.69%      13.71%      14.17%
9.00%             10.59%      11.25%      12.86%      13.43%      14.52%      15.00%
---------------------------------------------------------------------------------------
Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
--------------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Ratings Inc., CDA Technologies, Inc., or similar independent services, which monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. These may include, among others, the Lehman Brothers Index of Baa-rated Corporate Bonds, the T-Bill Index, and the "Stocks, Bonds and Inflation Index published annually by Ibbotson Associates. The performance information may also include evaluations of the Funds published by ranking services and financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

The Funds may compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.


FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2004 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2004.


INVESTMENT RATINGS

Standard and Poor's Long-Term Debt Rating Definitions
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default. Moody's Investors Service Commercial Paper Ratings Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of seniorshort-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Moody's Investors Service Long-Term Debt Ratings
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.
NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's. NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.
NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's. Fitch Ratings Long-Term Debt Rating Definitions AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.
Commercial Paper (CP) Ratings
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of seniorshort-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--A Short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2--A Short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions thatn obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
Fitch Ratings Commercial Paper Rating Definitions
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.
F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

ADDRESSES

southtrust bond fund
southtrust income fund
southtrust alabama tax- free income fund portfolios of southtrust funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
SouthTrust Investment Advisors
420 North 20th Street
Birmingham, AL 35203

Custodian
SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600 Boston, MA 02266-8600


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                            EVERGREEN BALANCED FUNDS
                             EVERGREEN SECTOR FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")


         Effective October 1, 2004, the following sections of each Fund's Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

                  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

         Class A Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

                  There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value
         (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

                  In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

         Class B Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

                  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

         Contingent Deferred Sales Charge

                  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

         Redemption-in-kind

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

         Exchanges

                  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         Automatic Reinvestment

                  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


SALES CHARGE WAIVERS AND REDUCTIONS

         This section is eliminated. Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.


BROKERAGE

         This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.


MANAGEMENT OF THE TRUST

         The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:


         Trustee Ownership of Evergreen Funds Shares

                  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

------------------------------- -------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
                                                                               Dollar Range of         Range of
           Trustee                                 Fund                      Investment in Fund     Investments in
                                                                              as of 12/31/2003      Evergreen Funds
                                                                                                        Complex
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Charles A. Austin III*          Evergreen Health Care Fund                   $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Money Market Fund                  $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Shirley L. Fulton**             N/A
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
K. Dun Gifford                  Evergreen Growth and Income Fund             $10,001-$50,000      $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Health Care Fund                   $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Leroy Keith, Jr.            Evergreen Limited Duration Fund              $1-$10,000           $1-$10,000
=============================== ============================================ ==================== ====================
------------------------------- -------------------------------------------- -------------------- --------------------
Gerald M. McDonnell*            Evergreen Emerging Markets Growth Fund       $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Income Fund                 $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Health Care Fund                   $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
William Walt Pettit*            Evergreen Aggressive Growth Fund             $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Emerging Markets Growth Fund       $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Global Leaders Fund                $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Money Market Fund                  $1-$10,000
------------------------------- ============================================ ==================== --------------------
=============================== ============================================ ==================== ====================
David M. Richardson             Evergreen Equity Index Fund                  $10,001-$50,000      $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Russell A. Salton, III*** See below
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================

------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Michael S. Scofield*            Evergreen Aggressive Growth Fund             $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Balanced Fund                      $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Core Bond Fund                     $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Income Fund                 $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Index Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Short Intermediate Bond Fund       $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Treasury Money Market Fund         Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
                                Evergreen Connecticut Municipal Bond Fund    $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Income Advantage Fund              $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen International Equity Fund          $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Managed Income Fund                $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Tax Strategic Foundation Fund      $50,001-$100,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Richard K. Wagoner              Evergreen Emerging Growth Fund               $50,001-$100,000     Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Equity Income Fund                 Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Money Market Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Municipal Money Market Fund        $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- -------------------- --------------------
                                Evergreen Special Values Fund                Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.





October 1, 2004                                                571400 (10/04)

                          EVERGREEN FIXED INCOME TRUST
                       EVERGREEN SELECT FIXED INCOME TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898


                           EVERGREEN INTERMEDIATE AND
                              LONG TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 2004

                   Evergreen Core Bond Fund ("Core Bond Fund")
            Evergreen Diversified Bond Fund ("Diversified Bond Fund")
               Evergreen High Yield Bond Fund ("High Yield Fund")
      Evergreen Select High Yield Bond Fund ("Select High Yield Bond Fund")
            Evergreen Strategic Income Fund ("Strategic Income Fund")
             Evergreen U.S. Government Fund ("U.S. Government Fund")
                     (Each a "Fund," together, the "Funds")


                 Each Fund is a series of an open-end management
                       investment company known as either
                    Evergreen Fixed Income Trust or Evergreen
                            Select Fixed Income Trust
                     (each a "Trust," together the "Trusts")

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 1, 2004, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three prospectuses - one offering Class A, Class B, Class C shares of each Fund except Select High Yield Bond Fund and Class I shares of each Fund, one offering Class IS shares of Core Bond Fund and Select High Yield Bond Fund and one offering Class R shares of Core Bond Fund. You may obtain a prospectus without a charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Reports dated April 30, 2004. You may obtain a copy of the Annual Reports without charge by calling 1.800.343.2898 or downloading them off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY..............................................................1-1
INVESTMENT POLICIES........................................................1-1
OTHER SECURITIES AND PRACTICES.............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES...........................................1-4
EXPENSES...................................................................1-8
PERFORMANCE...............................................................1-12
COMPUTATION OF CLASS A OFFERING PRICE.....................................1-15
SERVICE PROVIDERS.........................................................1-15
FINANCIAL STATEMENTS......................................................1-17


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES..............2-1
PURCHASE AND REDEMPTION OF SHARES.........................................2-19
SALES CHARGE WAIVERS AND REDUCTIONS.......................................2-24
PRICING OF SHARES.........................................................2-26
PERFORMANCE CALCULATIONS..................................................2-27
PRINCIPAL UNDERWRITER.....................................................2-30
DISTRIBUTION EXPENSES UNDER RULE 12b-1....................................2-30
SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS.....................2-33
TAX INFORMATION...........................................................2-36
BROKERAGE.................................................................2-39
ORGANIZATION..............................................................2-40
INVESTMENT ADVISORY AGREEMENT.............................................2-41
MANAGEMENT OF THE TRUST...................................................2-42
CORPORATE AND MUNICIPAL BOND RATINGS......................................2-48
ADDITIONAL INFORMATION....................................................2-58
PROXY VOTING POLICY AND PROCEDURES..................................Appendix A

                                      1-17
                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund are each a diversified series of Evergreen Fixed Income Trust. Evergreen Core Bond Fund and Evergreen Select High Yield Bond Fund are each a diversified series of Evergreen Select Fixed Income Trust. A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversified Funds:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) the Funds' assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities and (3) shares of other investment companies.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.


         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 24, 2002

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Dollar Roll Transactions (applicable to Core Bond Fund, Diversified Bond Fund,
    High Yield Fund and U.S.
   Government Fund)
Covered Dollar Rolls (applicable to Core Bond
   Fund, Diversified Bond Fund, High Yield Fund and U.S. Government
   Fund)
Convertible Securities (applicable to Core
    Bond Fund, Diversified Bond Fund and Select High Yield Bond
    Fund)
Preferred Stocks (applicable to Diversified Bond Fund)
Swaps, Caps, Floors and Collars (applicable to Core Bond Fund, Diversified Bond Fund and Select High Yield
    Bond Fund)
Options and Futures Strategies
Foreign Securities (applicable to Diversified Bond Fund, High Yield
   Fund, Select High Yield Bond Fund and
   Strategic Income Fund)
Foreign Currency Transactions (applicable to Diversified Bond Fund, High Yield Fund, Select High Yield Bond
   Fund and Strategic Income Fund)
Premium Securities
High Yield, High Risk Bonds (applicable to
    Diversified Bond Fund, High Yield Fund and Select High Yield Bond Fund and Strategic Income Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales
Obligations of Foreign Branches of U.S. Banks
    (applicable to Diversified Bond Fund and
    High Yield Fund)
Zero Coupon "Stripped" Bonds
Mortgage-Backed or Asset-Backed Securities
Limited Partnerships (applicable to
    Diversified Bond Fund, High Yield Fund and
    Strategic Income Fund)
Master Demand Notes
Brady Bonds
Payment in Kind Securities
Variable or Floating Rate Securities
Securities Lending

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of August 2, 2004, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of August 2, 2004.

                    ----------------------------------------------------------

                    Core Bond Fund Class A
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Charles Schwab & Co Inc
                    Special Custody Account FBO                  14.84%
                    Exclusive Benefit of Customers Reinvest
                    Account
                    101 Montgomery St Attn: Mutual FD
                    San Francisco CA 94101-4122
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank
                    401K Accounts                                13.41%
                    1525 West Wt Harris Blvd.
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    MLPF&S For Sole Benefit
                    Of its Customers                             5.36%
                    Attn: Fund Administration #975Jo
                    4800 deer Lake Dr E 2nd Fl
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Core Bond Fund Class B
                    ----------------------------------------------------------
                    -------------------------------------------- -------------

                    None
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Core Bond Fund Class C
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    MLPF&S For Sole Benefit                      19.24%
                    Of its Customers
                    Att: Fund Administration #975J0
                    4800 Deer Lake Dr E 2nd Fl
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Core Bond Fund Class I
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                54.42%
                    Cash Acct
                    Attn Trust Oper Fd Grp
                    401 S Tyron St 3rd Fl CMG 1151
                    Charlotte NC 28202-1934
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                17.98%
                    Trust Accounts
                    1525 West Wt Harris Blvd
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                9.90%
                    Cash/Reinvest Acct
                    NC Attn Trust Oper FD Grp
                    401 S Tryon St 3rd Fl CMG 1151
                    Charlotte NC 28202-1934
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Core Bond Fund Class IS
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Oklahoma Public Employees Retire System-     20.26^
                    Board of Trustees Sooner Savings Plan 457
                    C/o Great West
                    8515 E Orchard Rd 2T2
                    Englewood Co 80111-5002
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Core Bond Fund Class R
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    MLPF&S For the Sole Benefit of its           100.00%
                    Customers
                    Attn: Fund Admin #977N4
                    4800 Deer Lake Dr E 2nd Fl
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Diversified Bond Fund Class A
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    MLPF&S For the Sole Benefit                  6.06%
                    Of Its Customers
                    Attn: Fund Admin # 97TU7
                    4800 Deer Lake Dr E 2nd Fl
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Diversified Bond Fund Class B
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    None
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Diversified Bond Fund Class C
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    None
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Diversified Bond Fund Class I
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                68.85%
                    Trust Accounts
                    401 S Tryon St 3rd Fl
                    Charlotte NC 28202-1934
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                16.16%
                    Trust Accounts
                    11th Floor CMG-1151
                    301 S Tryon St
                    Charlotte NC 28202
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    High Yield Fund Class A
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Charles Schwab & Co Inc                      20.42%
                    Special Custody Account FBO
                    Exclusive Benefit of Customers
                    Reinvest Account Attn:Mutual Fd
                    101 Montgomery St
                    San Francisco CA 94101-4122
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    High Yield Fund Class B
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    MLPF&S For The Sole Benefit Of Its           6.39%
                    Customers
                    Attn: Fund Admin #98296
                    4800 Deer Lake Dr E 2nd FL
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    CitiGroup Global Markets Inc House Account   6.14%
                    00109801250
                    333 West 34th Street
                    New York NY 10001-2402
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    High Yield Fund Class C
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    CitiGroup Global Markets Inc                 11.60%
                     House Account
                    0109801250
                    333 West 34th Street
                    New York NY 10001-2402
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    MLPF&S For The Sole Benefit Of Its           7.34%
                    Customers
                    Attn Fund Administration #97TW2
                    4800 Deer Lake Dr E 2nd FL
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    High Yield Fund Class I
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Wachovia Bank Cash                           50.25%
                    Attn Trust Operations Fund Group
                    401 S Tryon St 3rd Fl CMG 1151
                    Charlotte NC 238202-1934
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    FTC & Co                                     13.40%
                    Attn: Datalynx House Account
                    PO Box 173736
                    Denver Co 80217-3736
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                9.85%
                    Reinvest Account
                    Attn Trust Operations Fund Group
                    401 S Tyron St 3rd Fl CMG 1151
                    Charlotte NC 28202-1934
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                9.23%
                    Cash/Reinvest Acct
                    Trust Accounts
                    1525 West Wt Harris Blvd
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                7.86%
                    401 (K) Accounts
                    1525 West Wt Harris Blvd
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Select High Yield Bond Fund Class I
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Wachovia Bank Cash                           30.46
                    Attn: Trust Oper Fund Group
                    401 S Tryon St 3rd Fl CMG 1151
                    Charlotte NC 28202-1934
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                25.02%
                    Reinvest Account
                    Attn: Trust Operations Fund Group
                    401 S Tryon St 3rd Fl CMG 1151]
                    Charlotte NC 28202-1934
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Select High Yield Bond Fund Class IS
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Morgan Stanley & Co FBO                      9.02%
                    2355 Albion Street
                    Denver Co 80207-3109
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Bear Stearns Securities Corp.                5.14%
                    FBO 806-26239-16
                    1 Metrotech Center North
                    Brooklyn NY 11201-3870
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Strategic Income Fund Class A
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Charles Schwab & Co Inc                      12.31%
                    Special Custody Account FBO
                    Exclusive Benefit of Customers
                    Reinvest Account  Attn: Mutual Funds
                    101 Montgomery St
                    San Francisco CA 94104-4122
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Strategic Income Fund Class B
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    None
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Strategic Income Fund Class C
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    CitiGroup Global Markets Inc                 14.01%
                    House Account
                    00109801250
                    333 West 34th Street
                    New York NY 10001-2402
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    MLPF&S For the Sole Benefit                  7.95%
                    Of Its Customers
                    Attn: Fund Admin  # 97A20
                    4800 Deer Lake Dr E 2nd Fl
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    Strategic Income Fund Class I
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Wachovia Bank Cash                           42.00%
                    Trust Accounts
                    1525 West WT Harris Blvd
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Offitbank Capital                            10.64%
                    C/O Offit Investment Group
                    401 S Tryon St Ste 500
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank Re-Invest                      8.39%
                    Trust Accounts
                    1525 West Wt Harris BLVD
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Byrd & Co                                    5.37%
                    123 S Broad St # PA4903
                    Philadelphia PA 19109-1029
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    U.S. Government Fund Class A
                    ----------------------------------------------------------
                    -------------------------------------------- -------------

                    None
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    U.S. Government Fund Class B
                    ----------------------------------------------------------
                    -------------------------------------------- -------------

                    None
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    U.S. Government Fund Class C
                    ----------------------------------------------------------
                    -------------------------------------------- -------------

                    MLPF&S For the Sole Benefit Of Its           6.84%
                    Customers Attn: Fund Admin # 97H43
                    4800 Deer Lake Dr E 2nd FL
                    Jacksonville FL 32246-6484
                    -------------------------------------------- -------------
                    ----------------------------------------------------------

                    U.S. Government Fund Class I
                    ----------------------------------------------------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                51.16%
                    401K Accounts
                    1525 West Wt Harris Blvd.
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Byrd & Co                                    19.65%
                    123 S Broad St # PA 4903
                    Philadelphia PA 19109-1029
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Credit Suisse First Boston Capital LLC       15.20%
                    11 Madison Ave FL 3
                    New York NY 10010-3629
                    -------------------------------------------- -------------
                    -------------------------------------------- -------------
                    Wachovia Bank                                6.05%
                    Trust Accounts
                    11th Fl CMG-151
                    301 S Tyron St
                    Charlotte NC 28288-0001
                    -------------------------------------------- -------------

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from the Diversified Bond Fund, High Yield Fund and Strategic Income Fund an annual fee of 2.0% of gross dividend and interest income, plus the following:

                        ---------------------- ---------------------
                          Average Daily Net
                               Assets                  Fee
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                         First $500 million           0.31%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Over $500 million           0.16%
                        ---------------------- ---------------------


         EIMC is entitled to receive from Select High Yield Fund an annual fee based on the Fund's average daily net assets as follows:

                        ---------------------- ---------------------
                          Average Daily Net
                               Assets                  Fee
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                           Over $1 billion            0.50%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                           Over $1 billion            0.45%
                        ---------------------- ---------------------

         EIMC is entitled to receive from U.S. Government Fund an annual fee based on the Fund's average daily net assets as follows:

                        ---------------------- ---------------------
                          Average Daily Net
                               Assets                  Fee
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                         First $250 million           0.42%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $250 million           0.40%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $500 million           0.37%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                           Over $1 billion            0.35%
                        ---------------------- ---------------------

         EIMC is entitled to receive from Core Bond Fund an annual fee of 0.32% based on the Fund's average daily net assets.

Advisory Fees Paid
         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.


==================================================================================================================
                                                                                           Advisory Fees Waived
Fund/Fiscal Year or Period Ended                                   Advisory Fees Paid
==================================================================================================================
------------------------------------------------------------------------------------------------------------------
April 30, 2004
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                                        $11,440,564               $3,166,932
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund                                                  $1,731,725                $10,985
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
High Yield Fund                                                        $4,677,897                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Select High Yield Bond Fund                                            $2,881,565                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                                  $1,970,468                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                                   $2,769,845                   $0
==================================================================================================================
------------------------------------------------------------------------------------------------------------------
April 30, 2003
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                                        $10,173,115               $2,518,584
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund                                                  $1,846,403                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
High Yield Fund                                                        $2,900,272                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Select High Yield Bond Fund                                            $1,167,181                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                                  $1,438,934                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                                   $2,633,787                   $0
==================================================================================================================
------------------------------------------------------------------------------------------------------------------
April 30, 2002
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Core Bond Fund (a)                                                     $2,730,807                $625,108
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund                                                  $1,640,593                   $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
High Yield Fund                                                        $2,156,798                $100,000
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Select High Yield Bond Fund (a)                                         $497,943                  $6,867
------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                                  $1,175,059                $10,771
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                                   $2,073,907                   $0
==================================================================================================================
(a)  For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.


Sub-Advisors

         Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to Core Bond Fund. As sub-advisor, TAG will manage the Fund's investments on a day-to-day basis. The Fund does not pay a direct fee to TAG for its sub-advisory services.

         Evergreen International Advisors (Evergreen International) is the sub -advisor to Strategic Income Fund. As sub-advisor, Evergreen International will manage the Fund's investments on a day-to-day basis. The Fund does not pay a direct fee to Evergreen International for its sub-advisory services.

Sub-Advisory Fees Paid

         EIMC pays TAG an annual fee of 0.32% of the average daily total net assets of Core Bond Fund.

         EIMC pays Evergreen International an annual fee of 0.05% of the average daily total net assets of Strategic Income Fund.

Brokerage Commissions

         Below are the brokerage commissions paid by the following Funds for the last three fiscal years or periods. Select High Yield Bond Fund paid no commissions during the periods. For the fiscal year ended April 30, 2004, Strategic Income Fund paid $173 to Wachovia Securities LLC, an affiliated broker-dealer that places trade through its wholly owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of the SAI.



=============================================================================
               Fund    Year Ended April   Year Ended April   Year Ended April
                         30, 2004           30, 2003           30, 2002
=============================================================================
=============================================================================
Core Bond Fund            $5,824            $24,148          $17,813 (a)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Diversified Bond Fund     $15,390            $7,620               $0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
High Yield Fund          $578,656           $56,814            $37,123
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Strategic Income Fund     $1,662               $0                 $0
-----------------------------------------------------------------------------
U.S. Government Fund        $0               $6,230             $8,300
=============================================================================
(a) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

====================================================================================================

       Fiscal Year or Period/Fund             Total Underwriting         Underwriting Commissions
                                                  Commissions                    Retained
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
April 30, 2004
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Core Bond Fund                                    $3,718,671                     $109,499
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Diversified Bond Fund                              $343,034                      $12,554
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
High Yield Fund                                   $7,488,972                     $217,417
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Select High Yield Bond Fund                           $0                            $0
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Strategic Income Fund                             $1,962,185                     $64,550
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
U.S. Government Fund                               $305,981                       $9,806
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
April 30, 2003
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Core Bond Fund                                    $10,236,371                    $184,376
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Diversified Bond Fund                              $551,841                      $15,998
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
High Yield Fund                                   $9,046,158                     $197,955
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Select High Yield Bond Fund                           $0                            $0
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Strategic Income Fund                             $2,469,240                     $52,750
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
U.S. Government Fund                              $1,130,632                     $19,730
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
April 30, 2002
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Core Bond Fund (a)                                $9,943,751                     $33,797
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Diversified Bond Fund                              $327,550                       $8,842
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
High Yield Fund                                   $2,427,863                     $22,868
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Select High Yield Bond Fund (a)                       $0                            $0
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Strategic Income Fund                             $1,015,512                     $10,536
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
U.S. Government Fund                              $1,103,700                     $11,451
====================================================================================================
(a)      For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended April 30, 2004. Class I shares do not pay 12b-1 fees and Class A shares do not pay distribution fees. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

==========================================================================================================================
                                      Class A               Class B                      Class C              Class IS
                                  ----------------------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------------------
              Fund                 Service Fees    Distribution  Service Fees   Distribution   Service Fees Service Fees
                                                       Fees                         Fees
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                      $1,430,011      $2,295,064     $765,021      $1,137,549      $379,183     $134,336
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund                $909,737        $207,557      $69,185        $331,661       $110,554        N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Yield Fund                     $1,558,787      $1,728,572     $576,191      $2,873,961      $957,987        N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Select High Yield Bond Fund             N/A            N/A           N/A            N/A            N/A         $11,595
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Strategic Income                     $586,005        $875,391      $291,797       $652,381       $217,460        N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                 $378,939        $365,727      $121,909       $145,753       $48,584         N/A
==========================================================================================================================

=====================================================================================
                                     Class R
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
              Fund                    Distribution Fee            Service Fee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Core Bond Fund                               $0                      $132
-------------------------------------------------------------------------------------

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trusts for the fiscal year ended April 30, 2004 and by the Trusts and the nine other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

         ================================== ============================== ================================
                                             Aggregate Compensation from     Total Compensation from the
                                               the Trusts for the year     Evergreen Fund Complex for the
                                                   ended 4/30/2004               twelve months ended
                                                                                    12/31/2003(1)


                      Trustee
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Laurence B. Ashkin(2)                         $3,030                          $70,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Charles A. Austin III                         $10,405                        $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Arnold H. Dreyfuss(2)                         $3,030                          $70,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Shirley L. Fulton(3)                          $1,365                            $0
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         K. Dun Gifford                                $11,753                        $178,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Leroy Keith Jr.                               $10,034                        $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Gerald M. McDonnell                           $10,034                        $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Thomas L. McVerry(4)                            $0                            $22,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         William Walt Pettit                           $10,034                        $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         David M. Richardson                           $10,034                        $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Russell A. Salton, III                        $11,094                        $163,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Michael S. Scofield                           $13,030                        $193,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Richard J. Shima                              $11,138                        $168,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Richard K. Wagoner                            $10,034                        $153,000
         ================================== ============================== ================================

         (1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

                           Austin           $91,800
                           McVerry          $22,500
                           Pettit           $153,000
                           Shima            $58,800


         (2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.

         (3) Ms. Fulton became a Trustee effective April 1, 2004.

         (4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.

                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of April 30, 2004. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

===================================================================================================================
                                                                         Ten Years or Since
                                                                         Inception Date of
         Fund/Class                 One Year            Five Years             Class           Inception Date of
                                                                                                     Class
===================================================================================================================
===================================================================================================================
Core Bond Fund (a)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -3.17%               5.54%                6.82%               5/11/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -3.88%               5.79%                7.11%               5/11/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              0.00%                6.10%                7.11%               5/11/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              1.98%                6.73%                7.42%              12/13/1990
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            0.27%                4.34%                4.84%              12/13/1990
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            1.37%                4.27%                4.74%              12/13/1990
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             1.73%                6.45%                7.26%               10/2/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class R                              1.67%                6.67%                7.39%              10/10/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund (b)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -3.02%               4.21%                5.52%              01/20/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -3.74%               4.13%                5.54%              09/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                            -5.25%               2.01%                3.15%              09/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                            -2.43%               2.19%                3.21%              09/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              0.13%                4.46%                5.54%              04/07/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              2.12%                5.50%                6.13%              02/11/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
High Yield Fund (b)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              7.06%                4.48%                4.64%              01/20/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              6.46%                4.43%                4.66%              09/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                            3.78%                1.31%                1.44%              09/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                            4.13%                1.78%                1.89%              09/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              10.46%               4.71%                4.66%              01/21/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              12.58%               5.76%                5.29%              04/14/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Select High Yield Bond Fund(c)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              9.47%                 N/A                 7.22%              11/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            6.74%                 N/A                 3.98%              11/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            6.09%                 N/A                 4.11%              11/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             9.20%                 N/A                 6.95%              11/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Strategic Income Fund (d)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              1.25%                5.72%                5.82%              04/14/1987
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            -1.50%               2.89%                2.80%              04/14/1987
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            0.80%                3.07%                2.99%              04/14/1987
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              0.58%                5.68%                5.55%              02/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              4.51%                5.98%                5.53%              02/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              6.56%                7.21%                6.43%              01/13/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Government Fund (e)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -4.46%               4.36%                5.71%              01/11/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            -5.42%               2.54%                3.45%              01/11/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            -2.90%               2.57%                3.43%              01/11/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -5.27%               4.27%                5.45%              01/11/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -1.38%               4.60%                5.46%              09/02/1994
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              0.60%                5.65%                6.50%              09/02/1993
===================================================================================================================


(a) Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance shown for Class IS is based on the performance of Class IS of the fund's predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/4/1999 and Class I of Tattersall Bond Fund from 12/13/1990 to 10/2/1997. Historical performance shown for Class I is based on the performance of Class I of the fund's predecessor fund, Tattersall Bond Fund. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.50% for Class R, 0.30% for Classes A, 0.25% for Class IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, R and IS would have been lower.

(b) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(c) Class IS incurs a 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee.

(d) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.


(e) Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher.


+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After tax returns on distributions and the sale of Fund shares assume a complete sale of fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


Yields

         Below are the current yields of the Funds for the 30-day period ended April 30, 2004. For more information, see "30-Day Yield" under "Performance Calculations" in Part 2 of this SAI.

========================================================================================================================
                                  30-Day Yield
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
              Fund                   Class A      Class B       Class C        Class I        Class IS       Class R
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                        3.04%        2.48%         2.48%          3.49%           3.24%         2.98%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund                 4.31%        3.81%         3.81%          4.81%            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                  6.35%        5.96%         5.96%          6.97%            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Select High Yield Bond Fund            N/A          N/A           N/A           6.26%           6.01%          N/A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                 4.38%        3.89%         3.89%          4.91%            N/A           N/A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                  2.03%        1.44%         1.45%          2.44%            N/A           N/A
========================================================================================================================

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. Select High Yield Bond Fund does not offer Class A shares. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at April 30, 2004. For more information, see "Purchase and Redemption of Shares" and "Pricing of Shares" in Part 2 of this SAI.

===============================================================================

Fund                    Net Asset Value                      Offering Price Per
                           Per Share        Sales Charge Per          Share
                                                 Share
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Core Bond Fund               $10.65              4.75%               $11.18
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Diversified Bond Fund        $14.77              4.75%               $15.51
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
High Yield Fund              $3.43               4.75%                $3.60
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Strategic Income Fund        $6.38               4.75%                $6.70
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
U.S. Government Fund         $9.96               4.75%               $10.46
===============================================================================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

================================= ======================================
   Average Daily Net Assets                  Administrative
    of the Evergreen Funds                 Services Fee Rates*
--------------------------------- --------------------------------------
--------------------------------- --------------------------------------

      First $50 billion                          0.100%
--------------------------------- --------------------------------------
--------------------------------- --------------------------------------

       Next $25 billion                          0.090%
--------------------------------- --------------------------------------
--------------------------------- --------------------------------------

       Next $25 billion                          0.080%
--------------------------------- --------------------------------------
--------------------------------- --------------------------------------

       Next $25 billion                          0.075%
--------------------------------- --------------------------------------
--------------------------------- --------------------------------------

 On assets over $125 billion                     0.050%
================================= ======================================

Administrative Fees Paid

         Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

======================================================================
Fund/Fiscal Year or Period Ended   Administrative Fees Paid
======================================================================
======================================================================
April 30, 2004
----------------------------------------------------------------------
----------------------------------------------------------------------
Core Bond Fund                            $4,561,866
----------------------------------------------------------------------
----------------------------------------------------------------------
Diversified Bond Fund                      $378,933
----------------------------------------------------------------------
----------------------------------------------------------------------
High Yield Fund                           $1,175,122
----------------------------------------------------------------------
----------------------------------------------------------------------
Select High Yield Bond Fund                $575,909
----------------------------------------------------------------------
----------------------------------------------------------------------
Strategic Income Fund                      $426,439
----------------------------------------------------------------------
----------------------------------------------------------------------
U.S. Government Fund $661,181
======================================================================
======================================================================
April 30, 2003
----------------------------------------------------------------------
----------------------------------------------------------------------
Core Bond Fund                            $3,966,156
----------------------------------------------------------------------
----------------------------------------------------------------------
Diversified Bond Fund                      $390,279
----------------------------------------------------------------------
----------------------------------------------------------------------
High Yield Fund                            $600,064
----------------------------------------------------------------------
----------------------------------------------------------------------
Select High Yield Bond Fund                $233,436
----------------------------------------------------------------------
----------------------------------------------------------------------
Strategic Income Fund                      $277,805
----------------------------------------------------------------------
----------------------------------------------------------------------
U.S. Government Fund                       $627,092
.......................................................................
======================================================================
April 30, 2002
----------------------------------------------------------------------
----------------------------------------------------------------------
Core Bond Fund (a)                        $1,048,723
----------------------------------------------------------------------
----------------------------------------------------------------------
Diversified Bond Fund                      $335,652
----------------------------------------------------------------------
----------------------------------------------------------------------
High Yield Fund                            $437,418
----------------------------------------------------------------------
----------------------------------------------------------------------
Select High Yield Bond Fund (a)            $100,962
----------------------------------------------------------------------
----------------------------------------------------------------------
Strategic Income Fund                      $223,316
----------------------------------------------------------------------
----------------------------------------------------------------------
U.S. Government Fund $493,787
======================================================================

(a) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

Distributor

         EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

                 ============================= =============== ==============
                 Fund Type                       Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 ============================= =============== ==============
                 ============================= =============== ==============
                 Monthly Dividend Funds            $26.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Quarterly Dividend Funds          $25.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Semiannual Dividend Funds         $24.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Annual Dividend Funds             $24.75          $9.00
                 ============================= =============== ==============

         * For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts. ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Registered Public Accounting Firm

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the report of independent registered public accounting firm thereon are hereby incorporated by reference to the Funds' Annual Reports, copies of which may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898, or by downloading them off our website at EvergreenInvestments.com.

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

(v)      Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the
 International Bank for Reconstruction and
Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Currency Cross-hedge

         A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

         A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the USD by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

         Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but want to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities:

         TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------
Equity and International Funds                       Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

         No front-end sales charges are imposed on Class A shares purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

                                            Maximum Contingent
                                           Deferred Sales Charge

Years Held

1                                                 5.00%
2                                                 4.00%
3                                                 3.00%
4                                                 3.00%
5                                                 2.00%
6                                                 1.00%
Thereafter                                        0.00%
8                                          Converts to Class A
Dealer Allowance                                  4.00%


         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

         In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C Shares

         The Fund offers Class C shares without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:

                                                      Maximum
                                                    Contingent
                                                  Deferred Sales
Years Held                                            Charge

1                                                      1.00%


Thereafter                                             0.00%

         There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund.

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class R Shares

         Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares,
Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund. Your shares age one year on the same day of the next year and each year thereafter. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer back to the section entitled "Purchase and Redemption of Shares," for the complete schedule of each class' maximum contingent deferred sales charge.

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all Class A, B and C share classes, excluding money market shares for which you have not previously paid a commission, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.


Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:


                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years. ATVD = ending redeemable value of the initial $1,000, after taxes on
                 fund distributions but not after
                        taxes on redemption.


Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions). n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on
         fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

         EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- ------------------------
                                                            Current Maximum
                         Class 12b-1 Fees Allowed Under
                                                               the Plans
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        A                      0.75%(a)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        B                        1.00%
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        C                        1.00%
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        S                      0.75%(b)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                       S1                      0.75%(b)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                 Administrative                0.75%(c)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                    Investor                   0.75%(e)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                   Participant                 0.75%(f)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                    Resource                   1.00%(h)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        R                      1.00%(i)
                            -------------------------- ------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

         Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

         EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.
         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:

                   ------------------------- --------------------------------
Equity Funds       Your Investment           Dealer Commission as a % of NAV
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   Up to $49,999             5.00%
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $50,000-$99,999           4.25%
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $100,000-$249,999         3.25%
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $250,000-$499,999         2.00%
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $500,000-$999,999         1.75%
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $1,000,000-$2,999,999     1.00% of the first $2,999,999,
                                             plus
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $3,000,000-$4,999,999     0.50% of the next $2,000,000,
                                             plus
                   ------------------------- --------------------------------
                   ------------------------- --------------------------------
                   $5,000,000 or greater     0.25% of amounts equal to or
                                             over $5,000,000*
                   ------------------------- --------------------------------
                * Evergreen Equity Index Fund
                pays 0.25% to investment firms
                for all amounts over
                $1,000,000.

                 ------------------------ --------------------------------
Long-term Bond     Your Investment          Dealer Commission as a % of NAV
Funds             ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  Up to $49,999            4.25%
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $50,000-$99,999          4.25%
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $100,000-$249,999        3.25%
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $250,000-$499,999        2.00%
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $500,000-$999,999        1.75%
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $1,000,000-$2,999,999    1.00% of the first $2,999,999,
                                           plus
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $3,000,000-$4,999,999    0.50% of the next $2,000,000,
                                           plus
                  ------------------------ --------------------------------
                  ------------------------ --------------------------------
                  $5,000,000 or greater    0.25% of amounts equal to or
                                           over $5,000,000
                  ------------------------ --------------------------------

                  ------------------------ --------------------------------
Short-term Bond   Your Investment          Dealer Commission as a % of NAV
Funds            ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 Up to $49,999            2.75%
                 ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 $50,000-$99,999          2.75%
                 ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 $100,000-$249,999        2.25%
                 ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 $250,000-$499,999        1.75%
                 ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 $500,000-$999,999        1.25%
                 ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 $1,000,000-$2,999,999    0.50% of the first $2,999,999,
                                          plus
                 ------------------------ --------------------------------
                 ------------------------ --------------------------------
                 $3,000,000 or greater    0.25% of amounts equal to or
                                          over $3,000,000**
                 ------------------------ --------------------------------
                  ** Evergreen Adjustable Rate
                  Fund and Evergreen Ultra Short
                  Bond Fund pay 0.25% to
                  investment firms for all
                  amounts over $1,000,000.

         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

                  EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.
         EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
                  2. efficiency in handling trades; 3. ability to trade large blocks of securities; 4. readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended April 30, 2004, the Executive Committee held 21 committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended April 30, 2004, the Audit Committee held 4 committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended April 30, 2004, the Performance Committee held 4 committee meetings.

         Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.


Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former
DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Retired Senior
DOB: 1/10/52                                         Resident Superior Court Judge, 26th
                                                     Judicial District, Charlotte, NC
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of
K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company
                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix
Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund
                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former
DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former
William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI
DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health
III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee             Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Shirley L. Fulton             None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
*    In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred
     Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Dennis H. Ferro                  President                President, Chief Executive Officer and Chief Investment
401 S. Tryon                                              Officer, Evergreen Investment  Company, Inc. and Executive
Charlotte, NC 28288                                       Vice President, Wachovia Bank, N.A.
DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                     Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse

         o Implement or renew a dead-hand or modified dead-hand poison pill

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

         o Are inside directors and sit on the audit, compensation, or nominating committees

         o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.



Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff


VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o        are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
 Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement. Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

ANNUAL REPORT APRIL 30, 2004

SOUTHTRUSTFUNDS
It's about trust./sm/

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

                                SOUTHTRUST FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SouthTrust U.S. Treasury Money Market 1

Throughout the reporting period, money market funds continued to experience a rather stable yield environment despite a small rise in the overall Treasury market. In an effort to spark economic growth, the Federal Reserve Board (Fed) continued to maintain a rather accommodative stance towards monetary policy. However, with signs of an improving job market combined with some signs of inflation, short-term Treasury yields slowly began to anticipate an increase in the federal funds target rate. While longer dated Treasury yields remained volatile, yields on three-month Treasury bills and overnight repurchase agreements have remained relatively flat over the reporting period. However during the first quarter of 2004, yields of six-month Treasury Bills and one year Treasury Notes began to increase, confirming the likelihood of future Fed tightening.

Over the past year, the majority of the Fund remained in overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. However during the first quarter of 2004, the Fund took some opportunities to invest in six month Treasury Bills as yields have become attractive versus overnight repurchase agreements.

SouthTrust Income Fund

Sector allocation and issuer selection were the principal drivers to performance for the reporting period ended April 30, 2004. The sector allocation had the greatest impact on the performance during the past six months. Yields of U.S. Treasury securities were volatile during the twelve-month reporting period and ended higher than they were six and twelve months prior. The yield of the 5-year Treasury rose 0.9 percentage points during the reporting period to end at 3.6% after being as low as 2% in June 2003 and reaching 3.6% in September 2003 and April 2004.

Throughout the reporting period, the Fund maintained a maturity structure that was similar to or slightly shorter to its benchmark, the Merrill Lynch 1-5 Year Government / Corporate Index. 2 The Fund benefited from maintaining an over-allocation to corporate bonds along with a similar allocation to triple-B rated debt. The Fund's strategic allocation to mortgages provided a better return than Treasury and Federal agency securities. The mortgage sector provided the second best

                                  Annual Report

performance behind corporate bonds during the past six and twelve month periods. While the level of yields rose during the twelve-month period, the 2-year Treasury and the Fund's allocation to this maturity sector, benefited from the significant yield advantage provided over a one-year security along with the aging process experienced by a two-year security rolling down the yield curve to a one-year security in twelve months.

SouthTrust Bond Fund

Over the past year the bond market continued to perform well, but not without its share of volatility. Over the past six-months, the average yield on the 10-year Treasury was 4.15%, with a high of 4.60% and a low of 3.10%. Earlier last year, deflationary issues and a weaker than expected economy took center stage pushing yields to all-time lows. Today, that disappointment has been replaced by solid growth, especially in manufacturing, and a rapidly improving jobs picture. Driven by profit growth and balance sheet repair, corporate bonds continued to perform well. Riskier companies, or what is known as high beta credits outperformed. Defensive credits, such as consumer products or pharmaceuticals, lagged the corporate bond index. In general, mortgages outperformed but their performance has been uneven given the wild swings in yields.

As long as the economy continues to improve at or above its current trend, the Fed appears comfortable with the prospects of rising rates. It is important to remember that policy can still be accommodative even if the Fed were to begin raising rates. As such, Bond Fund may reposition securities to take advantage of this new dynamic in the marketplace. For the twelve month reporting period ended April 30, 2004, the Bond Fund returned 0.80% to shareholders at NAV. The Fund maintained an overweight in a diversified mix of corporate bonds which was the primary driver of performance during the reporting period.

SouthTrust Alabama Tax-Free Income Fund 4

Over the past twelve month reporting period municipal yields followed the movement of Treasury yields moving higher. However, the rise of municipal yields during this time period was accompanied by volatility. Investor reaction to economic reports accompanied by market anticipation of how the Federal Open Market Committee will handle economic policy sent interest rates on a roller coaster ride in the summer of 2003 and traded across a range of 1.00%. With the market and the media focusing on consecutively weaker employment reports, municipal yields declined through the winter of 2004. However, investors were surprised as the month of April 2004 was ushered in with very strong employment data pushing municipal yields higher.

Municipal yields are influenced by Treasury yields plus the supply and availability of municipal bonds. With interest rates having moved to a "generationally" low level, the interest rate environment was favorable for record issuance of municipal debt. Over the past twelve months investors saw new municipal issuance in excess of $370 billion.

Tax revenues that support many municipal issues showed a continual increase over the past year after declining over the previous two years. This trend was a positive for the security of municipal issuers. During 2003, both tobacco securitization and airlines bonds offered investors ideal reasons to maintain portfolio diversification. Ongoing litigation against the tobacco companies and continued expense management issues in the airline industry hampered the strength of these issuers.

For the twelve-month period ended April 30, 2004, the SouthTrust Alabama Tax-Free Income Fund returned a total return of 1.55% at net asset value. 3 The Fund's largest sector allocations continued to be in general obligations, education and essential-use revenue bonds. Two-thirds of the portfolio holdings were in AAA rated bonds with the Fund's average maturity at 9.0 years. This high quality, intermediate structure should keep the Fund well positioned for the volatile environment we envision for 2004.

SouthTrust Value Fund

The SouthTrust Value Fund had another good six months providing a return of 10.49% versus 6.27% for the Standard & Poor's 500 Index (S&P 500). For the fiscal year ending April 30, 2004, the Fund provided a total return of 31.87% 3 versus 22.88% for the S&P 500. 5 The strength was broad based and helped by the Fund avoiding stocks with major disappointments.

The Fund's large overweighting in the energy sector started to outperform in late 2003 and made a significant contribution to the Fund's total return. While the Fund took some profits, it continued to keep a significant overweight in the energy sector. Across the board strength in the Fund's energy holdings was due in part to

                                  Annual Report

highly respected exploration and production company XTO, returning over 70% during the fiscal year and over 40% for the six-month period. FMC Technologies, the leader in deep water sub sea products returned over 40% for the year, as did Transocean, the large off shore driller and Schlumberger, which is generally considered to be the leading oil service company. Many of these returns came in the December 2003 through March 2004 time frame, helping the Fund during the most recent period.

The Fund's good performance also resulted from a wide range of stocks in many different sectors. The Fund long-standing position in J.C. Penney continued its positive move as the company announced an agreement to sell the Eckerd drug store chain. The proceeds should strengthen their balance sheet and allow management to focus on accelerating the already strong momentum in their department store and catalogue businesses. J.C. Penney provided a return of over 40% for the six months and over 100% return for the fiscal year. Our positive view of Tyco's strong operating businesses and new management has so far been correct with the stock up over 75% for the year and 30% for the six months. Improving prospects for travel and the strong housing market helped Cendant to an excellent 66% return for the year. Other stocks making a significant contribution to the Fund's performance included: Yum! Brands the highly respected manager of Pizza Hut, Taco Bell, KFC, and several other restaurant chains; First Data Corporation, a leader in financial processing; and Ace Limited, a diversified insurance company. Our choice of less favored banks proved to be the correct one as Fleet Boston was acquired by Bank of America and Bank One is under agreement to be acquired by J.P. Morgan.

Looking forward, we believe the pharmaceutical sector, which is out-of-favor with Wall Street analysts, is currently one of the more undervalued sectors. As a result drug stocks in the Fund's Portfolio represent a significant overweighting, versus the S&P 500. Pfizer, a large, highly respected, global pharmaceutical company remains the Fund's largest individual holding, with Abbott Labs, Bristol-Myers, Johnson & Johnson, and Shire Pharmaceuticals also in the portfolio. Besides Pfizer, the Fund's top five holdings include previously mentioned Tyco International, Cendant and First Data, along with CVS, the large drug store chain. CVS's anticipated acquisition of 1,260 Eckerd drug stores should provide them with a much improved competitive position. We continue to remain focused on holding a highly diversified portfolio of companies that we believe are undervalued in the current market.

SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2004, the SouthTrust Growth Fund returned 15.32% at NAV. 3 Performance trailed that of the S&P 500 and the Fund's peer group. During the last year, performance was inversely correlated with capitalization size. An environment where high beta and lower quality stocks outperform creates significant headwinds for us with our focus being on higher quality, mega-cap names. Thus, the last twelve months has been a challenging environment for us on a relative basis.

Our approach to managing the Fund centers around our definition of growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. The typical holding in the Fund will have a market capitalization of $10 billion or greater at the time of initial purchase.

The Fund continued to adhere to its disciplined approach and found opportunity in a number of large cap growth names that we felt were attractively priced. We initiated positions in Analog Devices, Bed Bath & Beyond, and Medco Health Solutions. We increased the Fund's weightings in names such as Walt Disney, Cisco Systems, Amgen, and Harley-Davidson. Harley-Davidson, which we highlighted in last year's annual report, typifies the traditional portfolio holding--a stock market capitalization of $10 billion or higher with a mid to high teens earnings growth rate purchased at a reasonable valuation. Throughout the first half of 2003, the company exceeded earnings expectations each quarter but the stock declined due to investor concern about slower earnings growth, revenue pulled forward from the 100th anniversary models, the boost to earnings from the financial services division, and maturation of the heavy motorcycle market. We felt this was still a very high quality company with favorable supply/demand characteristics that was being unduly punished by investors, especially considering the way the Company has historically managed bike pricing by undersupplying the market. Our cost in HDI is about $43. The stock closed the April 30, 2004 fund fiscal year at a little over $56.


(1) An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


                                  Annual Report


(2) The ML1-5GC is an unmanaged index trading short term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.



(3) Yields will vary. Performance quoted is based on net asset value ("NAV"), reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Alabama Tax-Free Income Fund Value and Growth Funds were (2.01)%, 25.94% and 10.13%, respectively. The Alabama Tax-Free Fund's maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%. Mutual fund performance charges over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.southtrust.com or call 1-888-735-3441.



(4)  Income may be subject to the federal alternative minimum tax.



(5) The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


                             SOUTHTRUST INCOME FUND


DATE         Fund       ML1-5GC
------------------------------------
1/10/1996     $9,650    $10,000
4/30/1996     $9,560     $9,978
4/30/1997    $10,028    $10,600
4/30/1998    $10,777    $11,435
4/30/1999    $11,379    $12,159
4/30/2000    $11,635    $12,498
4/30/2001    $12,750    $13,863
4/30/2002    $13,282    $14,820
4/30/2003    $14,229    $16,041
4/30/2004    $14,382    $16,323


Growth of a $10,000 Investment in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the "Fund") from January 10, 1996 (start of performance) to April 30, 2004, compared to the Merrill Lynch 1-5 Year Government/Corporate Index ("ML1-5GC")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.50)%
      5 Years  4.05%
      Start of Performance (1/10/1996)  4.47%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index. + The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged. ++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST BOND FUND

SouthTrust Bond Fund

  DATE          Fund       LBGCT
------------------------------------------
4/30/1994       $9,600     $10,000
4/30/1995      $10,119     $10,693
4/30/1996      $10,805     $11,617
4/30/1997      $11,452     $12,398
4/30/1998      $12,689     $13,801
4/30/1999      $13,393     $14,668
4/30/2000      $13,413     $14,809
4/30/2001      $14,817     $16,601
4/30/2002      $15,436     $17,843
4/30/2003      $17,169     $20,061
4/30/2004      $17,312     $20,422

Growth of a $10,000 Investment in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Government/Credit Index ("LBGCT")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.71)%
      5 Years  4.52%
      10 Years  5.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index. + The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.



SOUTHTRUST ALABAMA TAX-FREE INCOME FUND



               Fund      LB1-10MB
              -------    --------
 4/30/1995    $10,056    10,570
 4/30/1996    $10,619    11,349
 4/30/1997    $10,996    11,955
 4/30/1998    $11,704    12,830
 4/30/1999    $12,336    13,658
 4/30/2000    $12,163    13,752
 4/30/2001    $13,291    14,952
 4/30/2002    $14,146    15,938
 4/30/2003    $15,354    17,105
 4/30/2004    $15,592    17,443


Growth of a $10,000 Investment in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Lehman Brothers 1-10 Year Municipal Bond Index ("LB1-10BMB")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  (2.01)%
      5 Years  4.05%
      10 Years  4.54%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-10BMB has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The LB1-10BMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST VALUE FUND


 DATE          Fund     S&P 500
---------------------------------------
4/30/1994     $9,464    $10,000
4/30/1995    $11,013    $11,747
4/30/1996    $14,483    $15,296
4/30/1997    $17,377    $19,140
4/30/1998    $23,701    $27,000
4/30/1999    $24,927    $32,891
4/30/2000    $25,989    $36,217
4/30/2001    $29,139    $31,519
4/30/2002    $26,796    $27,541
4/30/2003    $21,834    $23,878
4/30/2004    $29,067    $29,339


Growth of a $10,000 Investment in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  25.94%
      5 Years  1.99%
      10 Years  11.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed from 4.50% to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%



SOUTHTRUST GROWTH FUND


  DATE          Fund     S&P 500
------------------------------------------
4/30/1994     $9,550    $10,000
4/30/1995    $11,062    $11,747
4/30/1996    $14,534    $15,296
4/30/1997    $17,702    $19,140
4/30/1998    $24,023    $27,000
4/30/1999    $29,706    $32,891
4/30/2000    $32,393    $36,217
4/30/2001    $28,287    $31,519
4/30/2002    $23,196    $27,541
4/30/2003    $20,903    $23,878
4/30/2004    $24,106    $29,339

Growth of a $10,000 Investment in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")++.



 Average Annual Total Return For The Period Ended April 30, 2004+++



1 Year       10.13%
5 Years     (4.97)%
10 Years      9.20%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.


+ The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.


++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


+++ Total return quoted reflects all applicable sales charges.


SOUTHTRUST U.S. TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



         Principal                                                                                                            Value

           Amount
U.S. TREASURY OBLIGATIONS--48.8%
                                 U.S. TREASURY BILLS--42.2%
                $100,000,000(1)  0.992%, 5/6/2004                                                                    $   99,986,076
                  50,000,000(1)  0.911%, 5/20/2004                                                                       49,976,382
                  50,000,000(1)  0.955%, 5/27/2004                                                                       49,966,146
                 100,000,000(1)  1.006%, 7/8/2004                                                                        99,813,945
                 100,000,000(1)  0.968%-0.989%, 8/5/2004                                                                 99,742,400
                 100,000,000(1)  0.979%-1.000%, 8/26/2004                                                                99,684,750
                 100,000,000(1)  1.001%-1.026%, 9/9/2004                                                                 99,638,840
                  50,000,000(1)  1.130%, 10/14/2004                                                                      49,745,236

                                 TOTAL                                                                                  648,553,775

                                 U.S. TREASURY NOTE--6.6%
                 100,000,000     2.000%, 11/30/2004                                                                     100,468,148

TOTAL U.S. TREASURY OBLIGATIONS                                                                                         749,021,923

REPURCHASE AGREEMENTS--51.2%
                 100,000,000     Agreement with Bear Stearns Co., Inc., 0.910%, dated 4/30/2004, to be repurchased      100,000,000
                                 at $100,007,583 on 5/3/2004, collateralized by U.S. Government National Strips and
                                 Strips Principal with various maturities to 2/15/2014, collateral market value
                                 $102,832,185 (at amortized cost)
                 100,000,000     Agreement with Dresdner Bank, 0.900%, dated 4/30/2004, to be repurchased at            100,000,000
                                 $100,007,500 on 5/3/2004, collateralized by U.S. Treasury Notes maturing on
                                 4/30/2006, collateral market value $102,003,898 (at amortized cost)
                 160,842,000     Agreement with Greenwich Capital Markets, Inc., 0.930%, dated 4/30/2004, to be         160,842,000
                                 repurchased at $160,854,465 on 5/3/2004, collateralized by U.S. Government
                                 National Strips and Strips Principal with various maturities to 2/15/2023, collateral market value $164,059,488 (at amortized cost)





      Principal                                                                                                               Value

       Amount
        $  55,000,000  Agreement with Lehman Brothers, Inc., 0.910%, dated 4/30/2004, to be repurchased at           $    55,000,000
                       $55,004,171 on 5/3/2004, collateralized by U.S. Government National Strips with various maturities to 8/15/2012, collateral market value $56,100,481 (at amortized cost)
          160,000,000  Agreement with Morgan Stanley & Co., Inc., 0.930%, dated 4/30/2004, to be repurchased at          160,000,000
                       $160,012,400 on 5/3/2004, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S.
                       Treasury Bills and a U.S. Treasury Inflationary Index with various maturities to 5/15/2030, collateral market value $161,574,738 (at amortized cost)
          210,000,000  Agreement with Warburg Securities, 0.920%, dated 4/30/2004, to be repurchased at                  210,000,000
                       $210,016,100 on 5/3/2004, collateralized by U.S. Government National Strips and Strips
                       Principal with various maturities to 11/15/2027, collateral market value $214,201,410 (at amortized cost)

TOTAL REPURCHASE AGREEMENTS                                                                                              785,842,000

TOTAL INVESTMENTS--100.0%                                                                                              1,534,863,923
(at amortized cost)(2)

OTHER ASSETS AND LIABILITIES--NET--0.0%                                                                                     513,099

TOTAL NET ASSETS--100%                                                                                              $ 1,535,377,022




(1) Yield at date of purchase.


(2) Also represents cost for federal tax purposes.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


SOUTHTRUST INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



       Principal                                                                                                               Value
        Amount

COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
                              FINANCE--1.5%
             $1,287,859       Government National Mortgage Association, Series 2003-111, Class VA, 5.50%, 3/16/2013    $1,332,355
                              (identified cost $1,365,533)

CORPORATE BONDS--44.8%
                              CONSUMER CYCLICAL--1.5%
                750,000       Sysco Corp., Note, 4.75%, 7/30/2005                                                         772,989
                550,000       Target Corp., Note, 5.50%, 4/1/2007                                                         585,839

                              TOTAL                                                                                     1,358,828

                              CONSUMER DURABLES--0.7%
                390,000       Fortune Brands, Inc., Note, 2.875%, 12/1/2006                                               389,321
                220,000(1)    Harley Davidson, Inc., Series 144A, 3.625%, 12/15/2008                                      217,140

                              TOTAL                                                                                       606,461

                              CONSUMER NON-DURABLES--3.1%
                220,000       Anheuser-Busch Cos., Inc., Deb., 7.25%, 9/15/2015                                           237,877
                860,000       Coca-Cola Enterprises, Inc., 5.375%, 8/15/2006                                              909,460
                900,000       Kraft Foods, Inc., Note, 4.625%, 11/1/2006                                                  931,376
                700,000       McDonald's Corp., Note, Series MTNG, 3.875%, 8/15/2007                                      712,062

                              TOTAL                                                                                     2,790,775

                              ENERGY--5.8%
                348,800       ChevronTexaco Corp., Deb., 8.11%, 12/1/2004                                                  362,175
                700,000       ChevronTexaco Corp., Note, 3.50%, 9/17/2007                                                  706,778
              1,000,000       Conoco, Inc., 5.45%, 10/15/2006                                                            1,064,264
                260,000       DTE Energy Co., Sr. Note, 6.45%, 6/1/2006                                                    276,347
                915,000       Marathon Oil Corp., Note, 5.375%, 6/1/2007                                                   965,464






    Principal                                                                                                                Value
      Amount

       $   500,000     Pemex Project Funding Master, 6.125%, 8/15/2008                                                  $  522,500
         1,340,000     Valero Energy Corp., Unsecd. Note, 3.50%, 4/1/2009                                                1,284,499

                       TOTAL                                                                                             5,182,027

                       FINANCIAL SERVICES--15.0%
           500,000(1)  AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%, 8/1/2008                                 538,444
           860,000     Bank of America Corp., Sr. Note, 3.25%, 8/15/2008                                                   838,663
           645,000     CIT Group, Inc., Sr. Note, 5.50%, 11/30/2007                                                        682,066
           755,000     Citigroup, Inc., 5.75%, 5/10/2006                                                                   800,764
           480,000     Countrywide Home Loans, Inc., Note, 3.25%, 5/21/2008                                                466,409
           445,000     Credit Suisse First Boston USA, Inc., Note, 5.75%, 4/15/2007                                        474,823
         1,200,000     Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006                                              1,270,693
         1,000,000     General Electric Capital Corp., Note, 6.80%, 11/1/2005                                            1,067,013
           730,000     General Motors Acceptance Corp., 4.50%, 7/15/2006                                                   746,203
           725,000     General Motors Acceptance Corp., 7.50%, 7/15/2005                                                   765,183
           875,000     Household Finance Corp., Unsecd. Note, 4.125%, 12/15/2008                                           875,536
         1,220,000     John Deere Capital Corp., 4.50%, 8/22/2007                                                        1,259,975
           250,000     Key Bank, N.A., Sub. Note, Series BKNT, 6.50%, 4/15/2008                                            269,003
           250,000     Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009                                                   293,105
           145,000     Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007                                              165,498
           555,000     Marsh & McLennan Cos., Inc., Unsecd. Note, 3.625%, 2/15/2008                                        551,784
           860,000     Morgan Stanley, Bond, 5.80%, 4/1/2007                                                               919,237






    Principal                                                                                                               Value
      Amount

       $   240,000     Wachovia Corp., Unsecd. Note, 4.95%, 11/1/2006                                                   $   251,331
         1,000,000     Wells Fargo & Co., Sub. Note, 7.125%, 8/15/2006                                                    1,098,929

                       TOTAL                                                                                              3,334,659

                       HEALTHCARE--0.9%
           750,000     Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006                                                     781,905

                       INDUSTRIALS--2.0%
           800,000     Emerson Electric Co., Unsecd. Note, 5.50%, 9/15/2008                                                 849,683
           880,000     Pitney Bowes, Inc., Note, 5.875%, 5/1/2006                                                           934,703

                       TOTAL                                                                                              1,784,386

                       PROCESS INDUSTRIES--0.7%
           580,000     PPG Industries, Inc., Note, 6.50%, 11/1/2007                                                         637,439

                       RETAIL TRADE--1.0%
           800,000     Price/Costco, Inc., Sr. Note, 7.125%, 6/15/2005                                                      843,646

                       TECHNOLOGY--4.8%
           480,000     First Data Corp., Note, 3.375%, 8/1/2008                                                             472,128
         1,220,000     Hewlett-Packard Co., Note, 5.50%, 7/1/2007                                                         1,298,791
           960,000     IBM Corp., Note, 4.875%, 10/1/2006                                                                 1,006,802
           385,000     Texas Instruments, Inc., Note, 6.125%, 2/1/2006                                                      408,821
         1,000,000     United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004                                        1,026,680

                       TOTAL                                                                                              4,213,222

                       TELECOMMUNICATIONS--6.3%
           740,000     360 Communications Co., Sr. Note, 7.50%, 3/1/2006                                                    802,759
           200,000     BellSouth Telecommunications, Inc., Unsecd. Note, 6.375%, 6/15/2004                                  201,127
           870,000     Comcast Corp., Note, 6.20%, 11/15/2008                                                               935,527
           870,000(1)  Cox Enterprises, Inc., Note, Series 144A, 8.00%, 2/15/2007                                           974,644
           585,000     Deutsche Telekom International Finance BV, Company Guarantee, 3.875%, 7/22/2008                      582,409






    Principal                                                                                                                 Value
      Amount

       $   500,000 Illinois Bell Telephone Co., Deb., 6.625%, 2/1/2025                                                    $  498,387
           135,000 SBC Communications, Inc., Note, 5.75%, 5/2/2006                                                           142,918
           500,000 Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007                                                 531,819
           860,000 Verizon Global Funding, Note, 6.125%, 6/15/2007                                                           928,437

                   TOTAL                                                                                                   5,598,027

                   TRANSPORTATION--2.0%
           875,000 American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%, 10/15/2009                               883,279
           875,000 Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%, 4/2/2012                                882,077

                   TOTAL                                                                                                   1,765,356

                   UTILITIES--1.0%
           860,000 Georgia Power Co., Note, 6.20%, 2/1/2006                                                                  913,837

TOTAL CORPORATE BONDS                                                                                                      9,810,568
(identified cost $39,364,096)

GOVERNMENT AGENCIES--24.5%
                   FEDERAL HOME LOAN

                   MORTGAGE CORPORATION--9.9%
         2,000,000 3.50%, 4/1/2008                                                                                         1,977,932
         1,525,000 4.00%, 10/29/2007                                                                                       1,530,579
           451,679 5.50%, 2/1/2009                                                                                           468,796
           274,601 5.50%, 1/1/2014                                                                                           283,426
         1,238,468 5.50%, 12/1/2017                                                                                        1,272,078
           426,597 6.00%, 4/1/2017                                                                                           445,782
         1,675,000 6.25%, 3/5/2012                                                                                         1,771,046
           845,184 6.50%, 9/1/2016                                                                                           894,787
           147,546 7.50%, 2/1/2023                                                                                           159,841

                   TOTAL                                                                                                   8,804,267

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.8%
         1,409,471 4.50%, 6/1/2013                                                                                         1,417,947
         1,525,000 4.75%, 1/2/2007                                                                                         1,590,136









    Principal                                                                                                                Value
      Amount

       $   449,835     5.50%, 12/1/2014                                                                                 $   464,740
           937,779     5.50%, 4/1/2017                                                                                      968,175
         1,750,000     5.50%, 5/2/2006                                                                                    1,846,143
           340,662     5.50%, 8/1/2018                                                                                      349,935
           159,645     5.50%, 8/1/2018                                                                                      163,991
           781,187     6.00%, 1/1/2017                                                                                      815,517
           281,092     6.00%, 1/1/2018                                                                                      293,421
           395,385     6.00%, 11/1/2014                                                                                     413,660
           351,942     6.00%, 12/1/2017                                                                                     367,380
         1,500,000     6.00%, 12/15/2005                                                                                  1,590,281
           401,805     6.00%, 2/1/2009                                                                                      419,240
           310,080     6.00%, 2/1/2018                                                                                      323,648
           398,800     6.00%, 8/1/2009                                                                                      418,829
           265,287     6.50%, 8/1/2013                                                                                      281,339
           475,671     7.00%, 10/1/2007                                                                                     502,633

                       TOTAL                                                                                             12,227,015

                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.8%
           239,032     7.00%, 9/15/2008                                                                                     256,652
           395,161     7.00%, 2/15/2009                                                                                     421,686

                       TOTAL                                                                                                678,338

TOTAL GOVERNMENT AGENCIES                                                                                                21,709,620
(identified cost $21,678,789)

SOVEREIGN BONDS--2.3%
         1,125,000     British Columbia, Province of, Note, 4.625%, 10/3/2006                                             1,172,468
           900,000     Italy, Government of, Bond, 2.50%, 3/31/2006                                                         903,740

TOTAL SOVEREIGN BONDS                                                                                                     2,076,208
(identified cost $2,021,913)

NOTES--VARIABLE--1.7%
                       FINANCE--1.7%
         1,500,000(2)  USA Education, Inc., 1.390%, 6/16/2004 (identified cost $1,502,354)                                1,500,579









              Principal                                                                                                       Value
               Amount

              or Shares
U.S. TREASURY OBLIGATIONS--20.8%
                                          U.S. TREASURY BILL--3.4%
                           $3,000,000(3)  1.165%, 10/28/2004                                                              $2,982,975

                                          U.S. TREASURY NOTES--17.4%
                            1,600,000     1.50%, 3/31/2006                                                                 1,578,189
                            1,000,000     1.625%, 9/30/2005                                                                  996,446
                            1,000,000     1.875%, 11/30/2005                                                                 997,540
                              250,000     1.875%, 12/31/2005                                                                 249,073
                            1,080,000     2.00%, 8/31/2005                                                                 1,082,447
                            3,500,000     2.375%, 8/15/2006                                                                3,490,841
                            2,100,000     2.625%, 11/15/2006                                                               2,099,181
                              800,000     3.00%, 11/15/2007                                                                  798,282
                            4,000,000     4.375%, 5/15/2007                                                                4,172,344

                                          TOTAL                                                                            5,464,343

TOTAL U.S. TREASURY OBLIGATIONS                                                                                            8,447,318
(identified cost $18,638,775)

MUTUAL FUND--3.3%
                            2,917,679     AIM Short-Term Investment Co. Prime Portfolio (at net asset value)               2,917,679

TOTAL INVESTMENTS--98.9%                                                                                                  87,794,327
(identified cost $87,489,139)(4)

OTHER ASSETS AND LIABILITIES--NET--1.1%                                                                                      970,028

TOTAL NET ASSETS--100%                                                                                                    88,764,355




(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, these securities amounted to $1,730,228 which represents 1.9% of total net assets.


(2)  Current rate and next reset date.


(3)  Yield at date of purchase.


(4)  The cost of investments for federal tax purposes amounts to $88,007,857.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


SOUTHTRUST BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



                            Principal                                                                                          Value

                             Amount
COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
                                                     $  1,126,646     Countrywide Home Loans 2003-15, Class 1A2,       $1,147,274
                                                                      5.50%, 10/25/2033
                                                          333,917     Federal Home Loan Mortgage Corp., Series 2447,      341,051
                                                                      Class CA, 5.50%, 5/15/2009
                                                          124,262     Federal Home Loan Mortgage Corp., Series 26,        124,573
                                                                      Class F, 9.50%, 2/15/2020

TOTAL COLLATERALIZED MORTGAGE                                                                                           1,612,898
OBLIGATIONS
(identified cost $1,611,376)

CORPORATE BONDS--51.8%
                                                                      AUTOMOBILES--1.2%
                                                          800,000     Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029          697,286
                                                          910,000     General Motors Corp., Note, 7.125%, 7/15/2013       956,170

                                                                      TOTAL                                             1,653,456

                                                                      BANKING--6.2%
                                                        1,000,000(1)  AGFIRST Farm Credit Bank, Series 144A Sub.,         992,600
                                                                      7.30%, 10/31/2049
                                                        2,000,000     BB&T Corp., Sub. Note, 7.25%, 6/15/2007           2,268,868
                                                        1,000,000     Bank of America Corp., Sr. Note, 4.875%,            987,108
                                                                      1/15/2013
                                                        2,000,000     Bank One Corp., Note, 6.00%, 8/1/2008             2,164,792
                                                        2,000,000     Farm Credit Bank of Texas, Series 1, 7.561%,      2,004,620
                                                                      11/29/2049

                                                                      TOTAL                                             8,417,988

                                                                      COMMUNICATIONS--4.2%
                                                          800,000     Comcast Corp., 7.05%, 3/15/2033                     844,261
                                                          300,000     Comcast Corp., Note, 5.50%, 3/15/2011               307,796
                                                          625,000     Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013      772,205
                                                        3,000,000     Verizon Global Funding, Note, 6.75%, 12/1/2005    3,202,266
                                                          600,000     Viacom, Inc., Bond, 4.625%, 5/15/2018               542,851

                                                                      TOTAL                                             5,669,379







     Principal                                                                                                                 Value
       Amount

                         CONSUMER CYCLICAL--2.7%
        $  2,000,000     Sysco Corp., Note, 4.75%, 7/30/2005                                                           $2,061,304
           1,500,000     Target Corp., Note, 5.375%, 6/15/2009                                                          1,582,621

                         TOTAL                                                                                          3,643,925

                         CONSUMER DURABLES--0.9%
           1,000,000     Fortune Brands, Inc., Deb., 7.875%, 1/15/2023                                                  1,210,791

                         CONSUMER NON-DURABLES--0.5%
             750,000     Gillette Co., 3.50%, 10/15/2007                                                                  753,536

                         CONSUMER STAPLES--3.6%
           1,000,000     Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012                                        1,079,509
           1,000,000     Kraft Foods, Inc., 4.00%, 10/1/2008                                                              996,574
           1,130,000     Kraft Foods, Inc., 5.625%, 11/1/2011                                                           1,169,245
           1,500,000     Sara Lee Corp., 6.25%, 9/15/2011                                                               1,644,595

                         TOTAL                                                                                          4,889,923

                         ENERGY MINERALS--1.3%
           1,930,000     Valero Energy Corp., Note, 4.75%, 4/1/2014                                                     1,827,488

                         FINANCE--18.1%
           1,500,000(1)  AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%, 8/1/2008                            1,615,330
           1,800,000     CIT Group, Inc., Sr. Note, 4.00%, 5/8/2008                                                     1,802,506
           4,800,000     Citigroup, Inc., 5.75%, 5/10/2006                                                              5,090,947
           2,240,000     Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009                              2,427,407
           2,500,000     Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006                                           2,647,277
           2,000,000     General Electric Capital Corp., Note, 6.80%, 11/1/2005                                         2,134,026
             980,000     General Motors Acceptance Corp., Note, Series MTN, 5.25%, 5/16/2005                            1,008,430
           1,000,000     Goldman Sachs Group, Inc., 6.60%, 1/15/2012                                                    1,096,673
           1,500,000     Household Finance Corp., Note, 6.375%, 10/15/2011                                              1,629,912
             500,000     Household Finance Corp., Note, 6.375%, 11/27/2012                                                539,311






     Principal                                                                                                                 Value
       Amount

        $  1,300,000 Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007                                            $1,483,777
           2,000,000 Morgan Stanley, Unsub., 6.75%, 4/15/2011                                                           2,212,494
             850,000 Wells Fargo & Co., Note, 4.80%, 7/29/2005                                                            880,002

                     TOTAL                                                                                              4,568,092

                     OIL & GAS--3.2%
           1,000,000 Apache Corp., Note, 6.25%, 4/15/2012                                                               1,104,719
           1,300,000 Marathon Oil Corp., Note, 6.00%, 7/1/2012                                                          1,379,225
             600,000 Murphy Oil Corp., 7.05%, 5/1/2029                                                                    651,867
           1,100,000 Pemex Project Funding Master, Company Guarantee, 7.375%, 12/15/2014                                1,155,000

                     TOTAL                                                                                              4,290,811

                     PHARMACEUTICALS--0.7%
           1,000,000 Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006                                                   1,042,540

                     RETAIL TRADE--2.2%
             815,000 Lowe's Cos., Inc., Deb., 6.50%, 3/15/2029                                                            859,059
           2,000,000 Safeway Inc., Deb., 7.25%, 2/1/2031                                                                2,144,836

                     TOTAL                                                                                              3,003,895

                     TECHNOLOGY--0.8%
           1,000,000 Computer Sciences Corp., 7.375%, 6/15/2011                                                         1,146,496

                     TRANSPORTATION--2.0%
           1,325,000 American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%, 10/15/2009                        1,337,537
           1,350,000 Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%, 4/2/2012                         1,360,919

                     TOTAL                                                                                              2,698,456

                     UTILITIES--4.2%
           2,000,000 Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005                                              2,127,612
             500,000 PSEG Power LLC, Company Guarantee, 6.95%, 6/1/2012                                                   553,379
           2,000,000 Progress Energy, Inc., 5.85%, 10/30/2008                                                           2,121,980






      Principal                                                                                                             Value
       Amount

        $     800,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007                                   $   850,910

                       TOTAL                                                                                         5,653,881

TOTAL CORPORATE BONDS                                                                                               70,470,657
(identified cost $67,028,153)

GOVERNMENT AGENCIES--19.1%
                       FEDERAL HOME LOAN BANK--1.7%
            2,000,000  7.03%, 7/14/2009                                                                              2,276,188

                       FEDERAL HOME LOAN MORTGAGE CORPORATION--6.8%
            2,500,000  5.125%, 7/15/2012                                                                             2,555,007
              395,516  5.50%, 2/1/2033                                                                                 395,381
              167,841  6.00%, 4/1/2017                                                                                 175,390
            1,400,000  6.25%, 3/5/2012                                                                               1,480,277
              428,588  6.50%, 12/1/2031                                                                                446,474
            3,400,000  7.00%, 7/15/2005                                                                              3,608,617
              555,104  7.00%, 12/1/2031                                                                                586,369

                       TOTAL                                                                                         9,247,515

                       FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.2%
              592,282  5.50%, 4/1/2017                                                                                 611,479
              202,556  5.50%, 8/1/2018                                                                                 208,070
               95,787  5.50%, 8/1/2018                                                                                  98,395
              233,025  5.50%, 5/1/2029                                                                                 233,638
            1,678,810  5.50%, 3/1/2033                                                                               1,676,729
              467,515  6.00%, 12/1/2008                                                                                477,668
              594,885  6.00%, 12/1/2012                                                                                622,737
              847,699  6.00%, 2/1/2033                                                                                 867,864
            1,456,232  6.00%, 3/1/2033                                                                               1,490,826
            4,500,000  6.375%, 6/15/2009                                                                             4,994,779
              155,492  6.50%, 8/1/2021                                                                                 162,594
              160,893  6.50%, 4/1/2022                                                                                 168,250
              296,969  6.50%, 2/1/2029                                                                                 311,042
              540,145  6.50%, 4/1/2031                                                                                 562,605

                       TOTAL                                                                                        12,486,676










    Principal                                                                                                           Value
      Amount

                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.3%
       $   400,505     5.50%, 12/15/2032                                                                       $   401,175
           395,161     7.00%, 2/15/2009                                                                            421,686
           784,216     7.00%, 11/15/2029                                                                           834,661
           131,496     8.00%, 2/15/2030                                                                            143,553

                       TOTAL                                                                                     1,801,075

                       STUDENT LOAN MARKETING ASSOCIATION--0.1%
           100,000     5.05%, 11/14/2014                                                                            97,242

TOTAL GOVERNMENT AGENCIES                                                                                        5,908,696
(identified cost $25,464,794)

REAL ESTATE INVESTMENT TRUST--0.8%
         1,000,000     EOP Operating LP, Unsecd. Note, 7.00%, 7/15/2011                                          1,111,388
                       (identified cost $990,200)

SOVEREIGN BONDS--3.5%
         1,000,000     British Columbia, Province of, Note, 4.625%, 10/3/2006                                    1,042,194
         1,000,000     Italy, Government of, Bond, 2.50%, 3/31/2006                                              1,004,156
           250,000     Mexico, Government of, Note, 6.375%, 1/16/2013                                              253,750
         2,000,000     Quebec, Province of, Deb., 7.50%, 9/15/2029                                               2,449,410

TOTAL SOVEREIGN BONDS                                                                                            4,749,510
(identified cost $4,422,403)

U.S.                   TREASURY OBLIGATIONS--18.9% U.S. TREASURY BOND--1.8%
         2,000,000(2)  7.50%, 11/15/2016                                                                         2,487,110

                       U.S. TREASURY NOTES--17.1%
         2,000,000     1.625%, 4/30/2005                                                                         2,000,938
         1,000,000(2)  2.375%, 8/15/2006                                                                           997,383
         1,000,000     2.625%, 11/15/2006                                                                          999,610
         1,500,000(2)  2.625%, 5/15/2008                                                                         1,461,445
         2,500,000     3.00%, 2/15/2009                                                                          2,437,013
         4,300,000(2)  3.125%, 10/15/2008                                                                        4,237,014








     Principal                                                                                                               Value
       Amount

     or Shares
        $  6,100,000(2)  4.25%, 11/15/2013                                                                           $   5,986,107
           1,000,000(2)  4.375%, 8/15/2012                                                                               1,002,227
           1,300,000(2)  4.875%, 2/15/2012                                                                               1,351,899
           2,500,000(2)  5.50%, 5/15/2009                                                                                2,718,067

                         TOTAL                                                                                          23,191,703

TOTAL U.S. TREASURY OBLIGATIONS                                                                                         25,678,813
(identified cost $26,070,742)

MUTUAL FUND--2.4%
           3,260,823     AIM Short-Term Investment Co. Prime Portfolio (at net asset value)                              3,260,823

REPURCHASE AGREEMENT--14.4%
         $19,640,125     Tri-Party Agreement with Morgan Stanley & Co., Inc., 1.19% dated 4/30/2004, to be              19,640,125
                         repurchased at $19,642,073 on 5/1/2004, collateralized by corporate bonds held at the Bank of New York with various maturities to 3/11/2008, collateral market value $20,515,122 (at amortized cost) (held as collateral for securities lending)

TOTAL INVESTMENTS--112.1%                                                                                               152,432,910
(identified cost $148,488,616)(3)

OTHER ASSETS AND LIABILITIES--NET--(12.1)%                                                                             (16,485,033)

TOTAL NET ASSETS--100%                                                                                                $ 135,947,877




(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, this security amounted to $2,607,930 which represents 1.9% of net assets.


(2)  Certain shares or principal amounts on loan to broker.


(3)  The cost of investments for federal tax purposes amounts to $148,929,414.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronym is used throughout this portfolio:

MTN--Medium Term Note

SOUTHTRUST ALABAMA TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004



       Principal                                                                                                 Credit        Value
         Amount                                                                                                Rating(1)

LONG-TERM MUNICIPALS--98.0%
                          ALABAMA--96.1%
              $1,020,000  Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25%               AAA $1,112,606
                          (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.85%), 9/1/2007
                 960,000  Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (Ambac              AAA  1,009,334
                          Financial Group, Inc. INS), 8/15/2011
                 875,000  Alabama Drinking Water Finance Authority, Series A, 5.125% (Original Issue Yield:           AAA    924,009
                          5.22%), 8/15/2016
               1,230,000  Alabama Drinking Water Finance Authority, Revenue Bond, Series A, 4.65% (Ambac              AAA  1,311,168
                          Financial Group, Inc. INS)/(Original Issue Yield: 4.75%), 8/15/2011
                 675,000  Alabama Incentives Financing Authority, Series A, 6.00% (Ambac Financial Group,             AAA    754,765
                          Inc. INS)/(Original Issue Yield: 6.20%), 10/1/2029
                 500,000  Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue             AAA    519,805
                          Bond, 4.90% (FGIC INS), 7/1/2005
                 530,000  Alabama Special Care Facilities Finance Authority, 6.00% (MBIA Insurance Corp.              AAA    568,409
                          INS), 10/1/2025
                 390,000  Alabama Special Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00%           AAA    421,684
                          (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.999%), 4/1/2006 (@102)






    Principal                                                                                                  Credit        Value
      Amount                                                                                                 Rating(1)

       $   350,000 Alabama State Board of Education, Refunding Revenue Bonds, 5.50% (Ambac Financial Group,         AAA $   394,436
                   Inc. INS)/(Original Issue Yield: 4.44%), 10/1/2011
           500,000 Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community                   AAA     536,145
                   College)/(MBIA Insurance Corp. INS), 10/1/2006
         1,000,000 Alabama State Federal Highway Finance Authority, Series A, 5.25% (MBIA Insurance Corp.           AAA   1,090,910
                   INS)/(Original Issue Yield: 4.64%), 3/1/2013
           500,000 Alabama State IDA, Special Tax, 4.50%, 7/1/2010                                                   A2     517,640
         1,000,000 Alabama State Parks System, Series A, 5.00% (Original Issue Yield: 4.08%), 6/1/2008               AA   1,086,910
         1,000,000 Alabama State Parks System, Series A, 5.00% (Original Issue Yield: 4.49%), 6/1/2012               AA   1,063,220
         1,165,000 Alabama State Public School & College Authority, Series A, Revenue Bonds, 5.00%,                  AA   1,250,220
                   2/1/2012
         1,000,000 Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017                        AA   1,112,770
           400,000 Alabama State Public School & College Authority, Series D, 5.75% (Original Issue Yield:           AA     454,044
                   5.337%), 8/1/2011
         1,000,000 Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.00%,                 AAA   1,074,870
                   5/1/2012
           500,000 Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue            AAA     526,975
                   Yield: 4.85%), 11/1/2006






    Principal                                                                                                     Credit       Value
      Amount                                                                                                     Rating(1)

       $   600,000 Alabama State, GO UT, Series C, 5.50% (Parks Systems Improvement Corp.), 6/1/2010                AA $  671,382
         1,410,000 Alabama State, Series C, 5.25% (Parks Systems Improvement Corp.), 6/1/2009                       AA  1,554,722
           700,000 Alabama Water PCA, Series A, 5.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:     AAA    707,931
                   5.60%), 8/15/2015
         1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc.                  AAA  1,109,370
                   INS)/(Original Issue Yield: 5.15%), 8/15/2008
         1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc.                  AAA  1,087,600
                   INS)/(Original Issue Yield: 5.27%), 8/15/2014
           500,000 Anniston, AL, Waterworks & Sewer Board, 5.35% (Ambac Financial Group, Inc. INS)/(Original       AAA    539,350
                   Issue Yield: 5.40%), 6/1/2014
           500,000 Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009                                             AA-    531,245
         1,750,000 Auburn University AL, General Fee Revenue Bond, 5.25%, 6/1/2016 (Ambac Financial Group,          NR  1,884,575
                   Inc. INS)
         1,265,000 Birmingham, AL, GO UT Warrants, Series B, 5.00%, 7/1/2013                                        NR  1,362,468
           465,000 Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA Insurance Corp.                 AAA    500,098
                   INS)/(Original Issue Yield: 4.42%), 1/1/2017
         1,200,000 Birmingham, AL, Waterworks & Sewer Board, Revenue Bonds Warrants, 5.125%, 1/1/2017              AA-  1,256,532






    Principal                                                                                                  Credit        Value
      Amount                                                                                                 Rating(1)

       $   750,000 Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue          AAA $   801,480
                   Bonds, 5.875% (Connie Lee INS)/(Original Issue Yield: 6.00%), 8/15/2015
           500,000 East Central, AL, Refunding Revenue Bonds, 5.35% (Ambac Financial Group, Inc.                    AAA     536,985
                   INS)/(Original Issue Yield: 5.414%), 9/1/2014
         1,000,000 Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (Ambac               NR   1,055,890
                   Financial Group, Inc. INS)/(Original Issue Yield: 5.02%), 12/1/2016
         1,615,000 Homewood, AL, GO UT, 5.00% (Original Issue Yield: 4.66%), 6/1/2011 (@102)                        AA-   1,697,914
         1,000,000 Hoover, AL, Board of Education, 5.00%, 2/15/2015                                                 AAA   1,051,200
           450,000 Houston County, AL, GO UT, 5.35% (Ambac Financial Group, Inc. INS)/(Original Issue               AAA     501,714
                   Yield: 5.37%), 10/15/2011 (@102)
         1,000,000 Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%), 2/1/2007                           AA   1,033,370
           345,000 Huntsville, AL, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:         AAA     371,247
                   4.44%), 2/1/2017
         1,000,000 Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009                          AA   1,098,600
           500,000 Huntsville, AL, GO UT, Warrants, Series B, 5.25%, 11/1/2009                                       AA     549,300






    Principal                                                                                                  Credit        Value
      Amount                                                                                                 Rating(1)

       $   750,000 Jefferson County, AL, Sewer System, Series D, 5.75% (Original Issue Yield: 5.829%),              AAA $   827,220
                   2/1/2027
         1,000,000 Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue Yield: 5.30%), 2/15/2012            AAA   1,072,490
           500,000 Lauderdale County & Florence, AL, Health Care Authority, Series A, 6.00% (MBIA Insurance         AAA     568,660
                   Corp.INS)/(Original Issue Yield: 5.20%), 7/1/2013
           500,000 Madison County, AL, Board of Education, 5.20% (FSA INS), 3/1/2015                                AAA     528,950
         1,185,000 Madison, AL, GO UT Warrants, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:             AAA   1,255,472
                   6.10%), 4/1/2023
           500,000 McIntosh, AL, IDB, Series B, 4.65% (Original Issue Yield: 4.65%), 6/1/2008                         A     524,150
         1,000,000 Mobile County, AL, Board of School Commissioners, Series B, 5.00% (Ambac Financial               AAA   1,057,090
                   Group, Inc. INS), 3/1/2006
           800,000 Mobile, AL, IDB, PCR Refunding Bonds, Series 1998B, 4.75% (International Paper Co.),            BBB+     840,272
                   4/1/2010
         1,000,000 Mobile, AL, IDB, Revenue Bonds, 4.75%, 4/1/2010                                                  BBB   1,050,340
           700,000 Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC INS)/(Original Issue Yield: 4.63%),         AAA     753,823
                   1/1/2015
         1,100,000 Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC INS)/(Original Issue Yield: 4.74%),         AAA   1,180,839
                   1/1/2016






    Principal                                                                                                    Credit       Value
     Amount                                                                                                    Rating(1)

       $1,000,000 Mobile, AL, Water & Sewer Commissioners, Refunding Revenue Bonds, 5.00% (FGIC                       AAA $1,084,900
                  INS)/(Original Issue Yield: 3.98%), 1/1/2009
          350,000 Mobile, AL, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.67%),                  AAA    385,315
                  2/15/2014
        1,000,000 Montgomery, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds,             AAA  1,083,250
                  Series A, 5.20% (Baptist Medical Center, AL)/( Ambac Financial Group, Inc. INS)/(Original
                  Issue Yield: 5.30%), 5/1/2013
        1,500,000 Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA              AAA  1,636,155
                  Insurance Corp. INS)/(Original Issue Yield: 3.74%), 10/1/2010
        1,250,000 Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (Ambac                  AAA  1,344,187
                  Financial Group, Inc. INS), 2/1/2009
          500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac           AAA    539,850
                  Financial Group, Inc. INS)/(Original Issue Yield: 5.25%), 6/1/2010
          500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac           AAA    539,850
                  Financial Group, Inc. INS), 6/1/2008
          500,000 The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00%                  AAA    511,295
                  (Original Issue Yield: 5.50%), 10/1/2014









    Principal                                                                                                    Credit       Value
     Amount                                                                                                    Rating(1)

    or Shares
       $1,000,000    Tuscaloosa County, AL, Warrants, 5.55%, 1/1/2015                                          AA- $ 1,097,410
        1,000,000    Tuscaloosa County, AL, Warrants, 5.75%, 1/1/2019                                          AA-   1,105,890
        1,000,000    University of Alabama, 5.40% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.55%),    AAA   1,094,640
                     9/1/2013
          500,000    University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield:   AAA     546,150
                     4.09%), 10/1/2009
        1,125,000    Vestavia Hills, AL, Series B, 5.00% (Original Issue Yield: 4.02%), 2/1/2013                A2   1,212,244
          400,000    Vestavia Hills, AL, GO UT, Series B, 5.00%, 2/1/2015                                       A2     421,496
          500,000    Wilsonville, AL IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA Insurance Corp.    AAA     501,810
                     INS/(Original Issue Yield: 5.499%), 1/1/2024

                     TOTAL                                                                                          58,396,641

                     GUAM--1.0%
          560,000    Guam Airport Authority Revenue Bonds, Revenue Bonds, 5.00%, 10/01/2011                    AAA     609,409

                     PUERTO RICO--0.9%
          500,000    Puerto Rico Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS),          AAA     548,290
                     7/1/2009

TOTAL LONG-TERM MUNICIPALS                                                                                          59,554,340
(identified cost $57,678,780)

MUTUAL FUND--0.7%
         463,718 (2) Alabama Municipal Cash Trust (at net asset value)                                                 463,718






TOTAL INVESTMENTS--98.7%                                       $       60,018,058
(identified cost $58,142,498)(3)

OTHER ASSETS AND LIABILITIES--NET--1.3%                                    768,956

TOTAL NET ASSETS--100%                                         $       60,787,014




(1) Please refer to the "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings. Investment ratings are unaudited.


(2)  Affiliated company


(3)  The cost of investments for federal tax purposes amounts to $58,141,203.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronyms are used throughout this portfolio:

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance

GO--General Obligation

IDA--Industrial Development Authority

IDB--Industrial Development Bond

INS--Insured

MBIA--Municipal Bond Investors Assurance

PCA--Pollution Control Authority

PCR--Pollution Control Revenue

UT--Unlimited Tax

SOUTHTRUST VALUE FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004





            Shares                                                                    Value

COMMON STOCKS--98.9%
                                    CONSUMER DISCRETIONARY--18.8%
        140,000(1)  Advance Auto Parts, Inc.                             $            6,041,000
        135,000(1)  Brinker International, Inc.                                       5,192,100
        250,050(1)  Comcast Corp., Class A                                            7,526,505
        175,000     Home Depot, Inc.                                                  6,158,250
        175,000     Jones Apparel Group, Inc.                                         6,405,000
        455,000     Mattel, Inc.                                                      7,716,800
        215,000     Penney (J.C.) Co., Inc.                                           7,279,900
        405,000(1)  Time Warner, Inc.                                                 6,812,100
        150,000(1)  Yum! Brands, Inc.                                                 5,818,500

                    TOTAL                                                            58,950,155

                    CONSUMER STAPLES--6.5%
        150,000     Cadbury Schweppes PLC, ADR                                        4,897,500
        210,000     CVS Corp.                                                         8,112,300
        150,000     General Mills, Inc.                                               7,312,500

                    TOTAL                                                            20,322,300

                    ENERGY--11.5%
        110,000     BP PLC, ADR                                                       5,819,000
         80,000     Devon Energy Corp.                                                4,896,000
        203,000(1)  FMC Technologies, Inc.                                            5,531,750
        125,000     Halliburton Co.                                                   3,725,000
         71,000     Kerr-McGee Corp.                                                  3,474,030
         75,000     Schlumberger Ltd.                                                 4,389,750
        140,000(1)  Transocean, Inc.                                                  3,887,800
        164,582     XTO Energy, Inc.                                                  4,394,340

                    TOTAL                                                            36,117,670

                    FINANCIALS--18.9%
        175,000     Ace Ltd.                                                          7,672,000
        100,000     Ambac Financial Group, Inc.                                       6,900,000
        160,000     Bank One Corp.                                                    7,899,200
         97,177     Bank of America Corp.                                             7,821,777
        205,000     Charter One Financial, Inc.                                       6,840,850
        120,000     Federal Home Loan Mortgage Corp.                                  7,008,000
        290,000     U.S. Bancorp                                                      7,435,600
        100,000     XL Capital Ltd.                                                   7,635,000

                    TOTAL                                                            59,212,427










     Shares                                                                                                Value

                     HEALTHCARE--15.7%
     150,000    Abbott Laboratories                                                           $            6,603,000
     125,000    Baxter International, Inc.                                                                 3,956,250
     185,000    Bristol-Myers Squibb Co.                                                                   4,643,500
     130,000    Johnson & Johnson                                                                          7,023,900
     150,000(1) Medco Health Solutions, Inc.                                                               5,310,000
     316,000    Pfizer, Inc.                                                                              11,300,160
     225,000(1) Shire Pharmaceuticals Group PLC, ADR                                                       6,243,750
     100,000    Universal Health Services, Inc., Class B                                                   4,390,000

                TOTAL                                                                                     49,470,560

                INDUSTRIALS--11.7%
     375,000    Cendant Corp.                                                                              8,880,000
      85,000    Emerson Electric Co.                                                                       5,118,700
      60,000    Northrop Grumman Corp.                                                                     5,955,000
     360,000    Tyco International Ltd.                                                                    9,882,000
      80,000    United Technologies Corp.                                                                  6,900,800

                TOTAL                                                                                     36,736,500

                INFORMATION TECHNOLOGY--13.3%
  1,685,194 (1) Agere Systems, Inc., Class B                                                               3,656,871
     190,000    First Data Corp.                                                                           8,624,100
     165,000    Harris Corp.                                                                               7,433,250
      65,000    International Business Machines Corp.                                                      5,731,050
     325,000    Nokia Oyj, Class A, ADR                                                                    4,553,250
    200,000 (1) SunGard Data Systems, Inc.                                                                 5,214,000
    500,000 (1) Unisys Corp.                                                                               6,515,000

                TOTAL                                                                                     41,727,521

                TELECOMMUNICATIONS--2.5%
      30,000    Alltel Corp.                                                                               1,510,200
     168,360    Verizon Communications                                                                     6,353,906

                TOTAL                                                                                      7,864,106

TOTAL COMMON STOCKS                                                                                      310,401,239
(identified cost $233,000,851)

MUTUAL FUND--1.6%
        5,160,047    AIM Short-Term Investment Co. Prime Portfolio (at net asset value)                    5,160,047





                                                                        Value

TOTAL INVESTMENTS--100.5%                            $         315,561,286
(identified cost $238,160,898)(2)

OTHER ASSETS AND LIABILITIES--NET--(0.5)%                       (1,632,443)

TOTAL NET ASSETS--100%                               $         313,928,843




(1) Non-income producing security.


(2) The cost of investments for federal tax purposes amounts to $238,160,898.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

                             SOUTHTRUST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 2004





            Shares                                                  Value

COMMON STOCKS--99.8%
                                    CONSUMER DISCRETIONARY--15.0%
    38,750(1)  Bed Bath & Beyond, Inc.                        1,438,400
    45,000     Best Buy Co., Inc.                             2,441,250
    35,000     Harley Davidson, Inc.                          1,971,200
    85,000     Home Depot, Inc.                               2,991,150
    55,000(1)  Kohl's Corp.                                   2,298,450
    78,500     Walt Disney Co.                                1,807,855

               TOTAL                                         12,948,305

               CONSUMER STAPLES--13.6%
    22,500     Colgate-Palmolive Co.                          1,302,300
    45,000     Costco Wholesale Corp.                         1,685,250
    27,500     PepsiCo, Inc.                                  1,498,475
    42,500     Sysco Corp.                                    1,625,625
    65,000     Walgreen Co.                                   2,241,200
    60,000     Wal-Mart Stores, Inc.                          3,420,000

               TOTAL                                         11,772,850

               ENERGY--2.4%
    35,000     Schlumberger Ltd.                              2,048,550

               FINANCE--15.1%
    40,000     Aflac, Inc.                                    1,689,200
    43,500     American Express Co.                           2,129,325
    40,000     American International Group, Inc.             2,866,000
    25,000     Bank of New York Co., Inc.                       728,500
    60,000     Citigroup, Inc.                                2,885,400
     2,500     Federal Home Loan Mortgage Corp.                 146,000
    47,500     Fifth Third Bancorp                            2,548,850

               TOTAL                                         12,993,275

               HEALTHCARE--19.2%
    66,000(1)  Amgen, Inc.                                    3,713,820
    45,000     Johnson & Johnson                              2,431,350
    23,000     Lilly (Eli) & Co.                              1,697,630
    38,500(1)  Medco Health Solutions, Inc.                   1,362,900
    75,000     Medtronic, Inc.                                3,784,500
   100,000     Pfizer, Inc.                                   3,576,000

               TOTAL                                         16,566,200






   Shares                                                                Value

                 INDUSTRIALS--10.8%
      22,500     3M Co.                                     $         1,945,800
     120,000     General Electric Co.                                 3,594,000
     130,000     Southwest Airlines Co.                               1,856,400
      71,000     Tyco International Ltd.                              1,948,950

                 TOTAL                                                9,345,150

                 INFORMATION TECHNOLOGY--22.4%
      15,000     Analog Devices, Inc.                                   639,000
     106,250(1)  Cisco Systems, Inc.                                  2,217,437
      82,500(1)  Dell, Inc.                                           2,863,575
      45,000     First Data Corp., Class                              2,042,550
      90,000     Intel Corp.                                          2,315,700
       5,250(1)  Intuit, Inc.                                           222,968
     145,000     Microsoft Corp.                                      3,765,650
     120,000     Nokia Oyj, Class A, ADR                              1,681,200
      44,500     Qualcomm, Inc.                                       2,779,470
      85,000(1)  Taiwan Semiconductor Manufacturing Co.,           810,050
                  ADR
                 TOTAL                                               19,337,600

                 TELECOM SERVICES--1.3%
      22,500     Alltel Corp.                                         1,132,650

Total Common Stocks                                                  86,144,580
(identified cost $73,176,631)

MUTUAL FUND--0.1%
      57,620     AIM Short-Term Investment Co. Prime Portfolio        57,620
                             (at net asset value)
TOTAL INVESTMENTS--99.9%                                          86,202,200
(identified cost $73,234,251)(2)

OTHER ASSETS AND LIABILITIES--NET--0.1%                               109,232

TOTAL NET ASSETS--100%                                   $        86,311,432




(1) Non-income producing security.


(2) The cost of investments for federal tax purposes amounts to $73,473,832.


Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.


The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

                                SOUTHTRUST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 April 30, 2004


                                                                U.S. Treasury         Income             Bond Fund
                                                                    Money
                                                                                       Fund
                                                                 Market Fund
Assets:
Investments in repurchase agreements                        $         785,842,000 $             --    $      19,640,125(1)
Investments in securities                                             749,021,923      87,794,327          132,792,785

Total investments in securities, at value                           1,534,863,923      87,794,327          152,432,910
Cash                                                                       21,130           1,529                2,622
Receivable for investments sold                                               --               --            1,275,223
Receivable for shares sold                                                    150          52,300               62,000
Income receivable                                                         877,990         930,633            1,840,366
Other assets (Note 5)                                                      90,960           6,051               11,397

Total assets                                                        1,535,854,153      88,784,840          155,624,518

Liabilities:
Payable for shares redeemed                                                   --             430               10,081
Payable for collateral due to broker                                          --              --           19,640,125
Income distribution payable                                               284,965             --                   --
Payable for Trustees fees                                                  11,227             --                   --
Payable for custodian fees (Note 5)                                       4,641             695                1,101
Payable for transfer and dividend disbursing agent                        4,048           4,096                4,356
  fees and expenses (Note 5)
Accrued expenses                                                       81,290           9,213                9,581
Payable for deferred compensation (Note 5)                             90,960           6,051               11,397

Total liabilities                                                     477,131          20,485           19,676,641

Net Assets Consist of:
Paid in capital                                                 1,535,373,148      91,902,862          135,409,152
Net unrealized appreciation of investments                                  --         305,188            3,944,294
Accumulated net realized loss on investments                                --      (3,479,179)          (3,507,055)
Undistributed net investment income                                     3,874          35,484              101,486

Total Net Assets                                        $       1,535,377,022 $    88,764,355    $     135,947,877

Shares Outstanding                                              1,535,373,148       9,264,139           13,402,341

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)                         $                1.00 $          9.58    $           10.14

Offering Price Per Share(2)                             $                1.00 $          9.93(3) $           10.51(3)

Redemption Proceeds Per Share(2)                        $                1.00 $          9.48(4) $           10.04(4)

Investments, at identified cost                         $       1,534,863,923 $    87,489,139    $     148,488,616




(1) Including $19,640,125 of collateral for securities loaned.


(2) See "What Do Shares Cost?" in the Prospectus.


(3) Computation of offering price: 100/96.5 of net asset value.


(4) Computation of redemption proceeds: 99/100 of net asset value.



                                                                      Alabama               Value             Growth

                                                                  Tax-Free Income           Fund               Fund
                                                                        Fund
Assets:
Total investments in securities, at value                       $         60,018,058(1)$   315,561,286    $    86,202,200
Cash                                                                           1,069             4,786              1,349
Receivable for investments sold                                                  --                 --          1,319,359
Receivable for shares sold                                                       499           477,318            101,219
Income receivable                                                            773,097           350,308             40,250
Other assets (Note 5)                                                          4,556            23,839              6,216

Total assets                                                              60,797,279       316,417,537         87,670,593

Liabilities:
Payable for investments purchased                                                  --         2,417,490          1,323,621
Payable for shares redeemed                                                        --             7,113              4,320
Payable for custodian fees (Note 5)                                              483             3,202                714
Payable for transfer and dividend disbursing agent
fees and expenses (Note 5)                                                      3,717             7,917              9,185
Accrued expenses                                                            1,509            29,133             15,105
Payable for deferred compensation                                           4,556            23,839              6,216
(Note 5)

Total liabilities                                                          10,265         2,488,694          1,359,161

Net Assets Consist of:
Paid in capital                                                        58,694,979       238,956,789         78,631,019
Net unrealized appreciation of investments                              1,875,560        77,400,388         12,967,949
Accumulated net realized gain (loss) on investments                       148,898        (2,684,496)        (5,281,407)
Undistributed net investment income (Accumulated net investment loss)               67,577           256,162             (6,129)

Total Net Assets                                                      $         60,787,014   $   313,928,843    $    86,311,432

Shares Outstanding                                                               5,759,001        19,453,037         12,064,587

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)                                       $              10.56   $         16.14    $          7.15

Offering Price Per Share(2)                                           $              10.94(3)$         16.90(4) $          7.49(4)

Redemption Proceeds Per Share(2)                                      $              10.45(5)$         15.98(5) $          7.08(5)

Investments, at identified cost                                       $         58,142,498   $   238,160,898    $    73,234,251




(1) Includes $463,718 of investments in affiliated issuer (Note 5).


(2) See "What Do Shares Cost?" in the Prospectus.


(3) Computation of offering price: 100/96.5 of net asset value.


(4) Computation of offering price: 100/95.5 of net asset value.


(5) Computation of redemption proceeds: 99/100 of net asset value.


                                SOUTHTRUST FUNDS

                             STATEMENT OF OPERATIONS

                            Year Ended April 30, 2004


                                                                              U.S.Treasury         Income          Bond
                                                                              Money Market
                                                                                  Fund              Fund           Fund

Investment Income:
Interest                                                                   $       12,462,804  $    3,054,002 $    7,151,881(1)

Expenses:
Investment adviser fee (Note 5)                                                     6,076,097         523,146        854,837
Administrative personnel and services fee (Note 5)                                  1,153,762          82,821        135,379
Custodian fees (Note 5)                                                                85,761           8,719         14,247
Transfer and dividend disbursing agent fees and expenses (Note 5)                      31,363          31,369         33,457
Trustees' fees                                                                         25,933           2,785          2,204
Auditing fees                                                                          16,290          15,022         16,046
Legal fees                                                                              8,812           6,634          6,013
Portfolio accounting fees                                                             367,271          34,918         52,001
Shareholder services fee (Note 5)                                                   3,038,048         217,978        356,182
Share registration costs                                                               31,034          21,725         20,083
Printing and postage                                                                   38,869          17,164         15,029
Insurance premiums                                                                     69,230          13,945         15,321
Deferred compensation expense (Note 5)                                                 35,869           2,534          4,478
Miscellaneous                                                                          45,199           9,225         11,157

Total expenses                                                                     11,023,538         987,985      1,536,434

Waivers (Note 5)--
Waiver of investment adviser fee                                                   (1,701,307)       (226,697)             --
Waiver of shareholder services fee                                                 (2,430,439)       (174,382)      (284,945)

Total waivers                                                                      (4,131,746)       (401,079)      (284,945)

Net expenses                                                                        6,891,792         586,906      1,251,489

Net investment income                                                               5,571,012       2,467,096      5,900,392

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                            --         732,615      2,415,024
Change in unrealized depreciation of investments                                            --      (2,288,145)    (7,056,284)

Net realized and unrealized loss on investments                                             --      (1,555,530)    (4,641,260)

Change in net assets resulting from operations                             $        5,571,012  $      911,566 $    1,259,132




(1) Includes income on securities loaned of $15,023.



                                                                                 Alabama               Value            Growth
                                                                             Tax-Free Income
                                                                                   Fund                 Fund             Fund

Investment Income:
Dividends                                                                  $          6,176(1) $    4,350,368(2)$       873,140(3)
Interest                                                                              2,489,306           124,401             5,097

Total income                                                                          2,495,482         4,474,769           878,237

Expenses:
Investment adviser fee (Note 5)                                                         368,067         2,191,777           608,025
Administrative personnel and services fee (Note 5)                                       58,268           277,454            76,967
Custodian fees (Note 5)                                                                   6,135            29,224             8,107
Transfer and dividend disbursing agent fees and expenses (Note 5)                        29,398            45,761            60,838
Trustees' fees                                                                            2,096             6,057             3,007
Auditing fees                                                                            13,973            14,205            13,844
Legal fees                                                                                6,413             6,396             7,268
Portfolio accounting fees                                                                26,211            86,191            24,916
Shareholder services fee (Note 5)                                                       153,361           730,592           202,675
Share registration costs                                                                 21,313            29,345            22,914
Printing and postage                                                                     11,262            17,414            25,514
Insurance premiums                                                                       12,313            19,810            13,715
Deferred compensation expense (Note 5)                                                    1,795             7,856             2,163
Miscellaneous                                                                            12,055            13,591            10,070

Total expenses                                                                          722,660         3,475,673         1,080,023

Waivers (Note 5)--
Waiver of investment adviser fee                                                       (214,706)              --                 --
Waiver of shareholder services fee                                                     (122,689)         (584,474)         (137,819)

Total waivers                                                                          (337,395)         (584,474)         (137,819)

Net expenses                                                                            385,265         2,891,199           942,204

Net investment income (loss)                                                          2,110,217         1,583,570           (63,967)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                        188,499        14,232,711         2,619,419
Change in unrealized appreciation (depreciation) of investments                      (1,431,662)       61,893,352         8,476,006

Net realized and unrealized gain (loss) on investments                               (1,243,163)       76,126,063        11,095,425

Change in net assets resulting from operations                             $            867,054    $   77,709,633   $    11,031,458




(1) Received from affiliated issuers (Note 5).


(2) Net of foreign taxes withheld of $27,518.


(3) Net of foreign taxes withheld of $6,314.


                                SOUTHTRUST FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                      U.S.Treasury                                 Income

                                                                    Money Market Fund                               Fund
                                                                  Year Ended April 30,                      Year Ended April 30,

                                                              2004                     2003               2004               2003

Increase (Decrease) in Net Assets Operations--
Net investment income                                 $       5,571,012      $        11,616,996  $    2,467,096     $     3,040,186
Net realized gain on investments                                   --                        --         732,615             380,755
Net change in unrealized appreciation/depreciation of              --                        --      (2,288,145)          1,915,648
investments
Change in net assets resulting from operations               5,571,012               11,616,996         911,566           5,336,589
Distributions to Shareholders--
Distributions from net investment income                    (5,567,887)             (11,616,247)     (3,340,849)         (3,508,640)
Share Transactions--
Proceeds from sale of shares                             3,229,834,547            2,923,029,533      24,697,738          22,551,986
Net asset value of shares issued to shareholders in          1,934,848                4,530,298         667,537             663,318
payment of distributions declared
Cost of shares redeemed                                  2,846,537,028)          (3,015,344,574)    (17,529,684)        (14,548,117)
Change in net assets resulting from share transactions     385,232,367              (87,784,743)      7,835,591           8,667,187
Change in net assets                                       385,235,492              (87,783,994)      5,406,308          10,495,136
Net Assets:
Beginning of period                                      1,150,141,530            1,237,925,524      83,358,047          72,862,911
End of period                                         $  1,535,377,022      $     1,150,141,530  $   88,764,355     $    83,358,047
Undistributed net investment income included in net assets $     3,874      $               749          35,484     $        26,237
at end of period




                                                                                  Bond                              Alabama

                                                                                  Fund                          Tax-Free Income

                                                                                                                      Fund
                                                                          Year Ended April 30,                Year Ended April 30,

                                                                        2004                2003            2004                2003

Increase (Decrease) in Net Assets Operations--
Net investment income                                             $      5,900,392     $  6,717,149 $    2,110,217   $    2,057,887
Net realized gain (loss) on investments                                  2,415,024         (437,259)       188,499          677,784
Net change in unrealized appreciation/depreciation of investments       (7,056,284)       9,058,094     (1,431,662)       1,863,551
Change in net assets resulting from operations                           1,259,132       15,337,984        867,054        4,599,222
Distributions to Shareholders--
Distributions from net investment income                                (6,628,685)      (7,175,461)    (2,115,198)      (2,105,722)
Distributions from net realized gain on investments transactions                 --                --       (325,406)      (993,226)
Change in net assets from distributions to shareholders                 (6,628,685)      (7,175,461)    (2,440,604)      (3,098,948)
Share Transactions--
Proceeds from sale of shares                                            14,612,774       20,512,699     13,584,028        6,834,222
Net asset value of shares issued to shareholders in payment of           1,895,282        4,803,999        726,690        1,272,211
distributions declared
Cost of shares redeemed                                                (24,216,101)     (28,634,164)    (7,889,712)      (9,123,430)
Change in net assets resulting from share transactions                  (7,708,045)      (3,317,466)     6,421,006       (1,016,997)
Change in net assets                                                   (13,077,598)       4,845,057      4,847,456          483,277
Net Assets:
Beginning of period                                                    149,025,475      144,180,418     55,939,558       55,456,281
End of period                                                     $    135,947,877     $149,025,475 $   60,787,014   $   55,939,558
Undistributed net investment income included in net assets at end of $ 101,486     $     101,746 $       67,577      $       73,779
period




                                                                                   Value Fund                        Growth Fund

                                                                              Year Ended April 30,             Year Ended April 30,

                                                                            2004               2003            2004          2003

Increase (Decrease) in Net Assets Operations--
Net investment income (loss)                                       $     1,583,570    $  1,870,068 $       (63,967)   $   (46,493)
Net realized gain (loss) on investments                                 14,232,711     (16,856,532)      2,619,419     (4,308,934)
Net change in unrealized appreciation/depreciation of investments       61,893,352     (45,537,697)      8,476,006     (2,846,896)
Change in net assets resulting from operations                          77,709,633     (60,524,161)     11,031,458     (7,202,323)
Distributions to Shareholders--
Distributions from net investment income                                (1,443,201)     (1,879,277)              --              --
Distributions from net realized gain on investments transactions                 --      (1,284,234)              --              --
Change in net assets from distributions to shareholders                 (1,443,201)     (3,163,511)              --              --
Share Transactions--
Proceeds from sale of shares                                            30,745,421      32,274,244      19,323,876     16,838,392
Net asset value of shares issued to shareholders in payment of             977,996       2,660,320               --              --
distributions declared
Cost of shares redeemed                                                (44,445,629)    (46,827,250)    (13,359,642)    (12,224,237)
Change in net assets resulting from share transactions                 (12,722,212)    (11,892,686)      5,964,234      4,614,155
Change in net assets                                                    63,544,220     (75,580,358)     16,995,692     (2,588,168)
Net Assets:
Beginning of period                                                    250,384,623     325,964,981      69,315,740     71,903,908
End of period                                                      $   313,928,843    $250,384,623 $    86,311,432    $69,315,740
Undistributed net investment income (Accumulated net investment loss)$     256,162    $   115,793 $        (6,129)   $    (3,992)
included in net assets at end of period


SOUTHTRUST FUNDS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)



   Year    Net asset       Net             Net realized       Total from  Distributions   Distributions
   Ended     value,    investment         and unrealized      investment     from net        from net
 April 30, beginning  income (loss)       gain (loss) on      operations    investment       realized
           of period                       investments                        income
                                                                                             gain on
                                                                                           investments
U.S. Treasury Money Market Fund
2000       $     1.00          0.048                    --           0.048         (0.048)              --
2001       $     1.00          0.055                    --           0.055         (0.055)              --
2002(3)    $     1.00          0.024                    --           0.024         (0.024)              --
2003       $     1.00          0.010                    --           0.010         (0.010)              --
2004       $     1.00          0.005                    --           0.005         (0.005)              --
Income Fund
2000       $     9.78           0.58                (0.37)           0.21          (0.58)              --
2001       $     9.41           0.57                 0.31            0.88          (0.57)              --
2002(3)    $     9.72           0.53(4)             (0.13)(4)        0.40          (0.50)              --
2003       $     9.62           0.44                 0.23            0.67          (0.44)              --
2004       $     9.85           0.37                (0.27)           0.10          (0.37)              --
Bond Fund
2000       $    10.24           0.58                (0.57)           0.01          (0.58)              --
2001       $     9.67           0.57                 0.42            0.99          (0.58)              --
2002(3)    $    10.08           0.55(4)             (0.13)(4)        0.42          (0.54)              --
2003       $     9.96           0.51                 0.58            1.09          (0.51)              --
2004       $    10.54           0.49                (0.40)           0.09          (0.49)              --
Alabama Tax-Free Income Fund
2000(5)    $    10.00           0.29                (0.14)           0.15          (0.28)              --
2001       $     9.87           0.43                 0.47            0.90          (0.42)              --
2002(3)    $    10.35           0.40(4)              0.26(4)         0.66          (0.42)          (0.05)
2003       $    10.54           0.40                 0.48            0.88          (0.41)          (0.19)
2004       $    10.82           0.37                (0.20)           0.17          (0.37)          (0.06)
Value Fund
2000       $    17.90           0.06                 0.63            0.69          (0.06)          (1.56)
2001       $    16.97           0.09                 1.75            1.84          (0.09)          (1.68)
2002(3)    $    17.04           0.08                (1.45)          (1.37)         (0.07)          (0.31)
2003       $    15.29           0.09                (2.93)          (2.84)         (0.09)          (0.06)
2004       $    12.30           0.08                 3.83            3.91          (0.07)              --
Growth Fund
2000(5)    $    10.00              --                 0.65            0.65              --           (0.25)
2001       $    10.40          (0.00)(7)            (1.30)          (1.30)             --           (0.71)
2002(3)    $     8.39          (0.00)(7)            (1.51)          (1.51)             --               --
2003       $     6.88          (0.00)(7)            (0.68)          (0.68)             --               --
2004       $     6.20          (0.00)(7)             0.95            0.95              --               --




                                                 Ratios to average net assets

     Total         Net      Total     Expenses              Net                 Expense             Net        Portfolio
 distributions    asset   return(1)                     investment             waivers/                         turnover
                 value,                                   income              reimburse-          assets,         rate
                 end of                                   (loss)               ments(2)
                 period                                                                            end of

                                                                                                   period
                                                                                               (000 omitted)
         (0.048)$    1.00       4.91%      0.49%               4.82%                 0.40%   $          852,783         --
         (0.550)$    1.00       5.68%      0.50%               5.50%                 0.39%   $        1,141,487         --
         (0.024)$    1.00       2.38%      0.51%               2.33%                 0.38%   $        1,237,926         --
         (0.010)$    1.00       0.98%      0.56%               0.99%                 0.34%   $        1,150,142         --
         (0.005)$    1.00       0.46%      0.57%               0.46%                 0.34%   $        1,535,377         --
          (0.58)$    9.41       2.25%      0.64%               6.13%                 0.57%   $           64,262        85%
          (0.57)$    9.72       9.58%      0.70%               5.91%                 0.56%   $           69,728        55%
          (0.50)$    9.62       4.17%      0.68%               4.77%(4)              0.53%   $           72,863        69%
          (0.44)$    9.85       7.11%      0.66%               3.92%                 0.46%   $           83,358        52%
          (0.37)$    9.58       1.06%      0.67%               2.83%                 0.46%   $           88,764        71%
          (0.58)$    9.67       0.15%      0.84%               5.88%                 0.22%   $          113,381        76%
          (0.58)$   10.08      10.47%      0.89%               5.80%                 0.20%   $          140,549        80%
          (0.54)$    9.96       4.18%      0.87%               5.07%(4)              0.20%   $          144,180       114%
          (0.51)$   10.54      11.23%      0.87%               4.66%                 0.20%   $          149,025        34%
          (0.49)$   10.14       0.80%      0.88%               4.14%                 0.20%   $          135,948        43%
          (0.28)$    9.87       1.47%      0.65%(6)            4.17%(6)              0.60%(6)$           52,766        33%
          (0.42)$   10.35       9.27%      0.63%               4.19%                 0.60%   $           52,546        14%
          (0.47)$   10.54       6.44%      0.64%               3.96%(4)              0.58%   $           55,456        50%
          (0.60)$   10.82       8.53%      0.61%               3.67%                 0.55%   $           55,940        24%
          (0.43)$   10.56       1.55%      0.63%               3.44%                 0.55%   $           60,787        11%
          (1.62)$   16.97       4.26%      0.94%               0.37%                 0.22%   $          329,419        45%
          (1.77)$   17.04      12.12%      0.98%               0.53%                 0.20%   $          345,656        54%
          (0.38)$   15.29      (8.04)%     0.98%               0.49%                 0.20%   $          325,965        43%
          (0.15)$   12.30     (18.50)%     0.99%               0.74%                 0.20%   $          250,385        37%
          (0.07)$   16.14      31.87%      0.99%               0.54%                 0.20%   $          313,929        33%
          (0.25)$   10.40       6.54%      1.15%(6)           (0.01)%(6)             0.20%(6)$           86,367        28%
          (0.71)$    8.39     (12.68)%     1.08%              (0.10)%                0.20%   $           90,536        19%
              -- $    6.88     (18.00)%     1.13%              (0.19)%                0.19%   $           71,904        27%
              -- $    6.20      (9.88)%     1.19%              (0.07)%                0.17%   $           69,316        20%
              -- $    7.15      15.32%      1.16%              (0.08)%                0.17%   $           86,311        19%



(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(2) This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.


(3) Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.


(4)  Effective May 1, 2001, the Company adopted the provisions of the American
     Institute of Certified Public Accountants ("AICPA") Audit and Accounting
     Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free
     Fund, Income and Bond Fund.


The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:


                                           Net investment                Net realized          Ratio of net investment
                                                                        and unrealized
                                          income per share            gain/loss per share    income to average net assets

Income Fund                      $                            (0.03) $                0.03                            (0.32)%
Bond Fund                        $                            (0.02) $                0.02                            (0.24)%
Alabama Tax-Free Income Fund     $                             0.01  $               (0.01)                            0.01%


Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(5) Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.


(6) Computed on an annualized basis.


(7) Per share amount is less than $(0.01).


                                SOUTHTRUST FUNDS

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                 April 30, 2004

(1)  Organization

SouthTrust Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:





   ortfolio Name                Diversification      Investment Objective
U.S. Treasury Money Market Fund Diversified To provide as high a level of current interest income as is consistent with ("U.S. Treasury") maintaining liquidity and stability of principal.
Income Fund ("Income")               Diversified             To provide current
                                                                 income.
Bond Fund                            Diversified             To provide a level
                                                                of total return
                                                          consistent with a
                                                     portfolio of high-quality
                                                             debt securities.
("Bond")
Alabama Tax-Free Income Fund Non-diversified To provide current income exempt from federal income tax and the income tax ("Alabama Tax-Free Income") imposed by the State of Alabama. Value Fund Diversified To provide long-term capital appreciation, with income a secondary consideration.
("Value")
Growth Fund ("Growth")     Diversified      To provide capital appreciation.


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation --Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements --It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

Investment Income, Expenses and Distributions --Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses --All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes --It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions --The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates --The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending --Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in Bond Fund's interest income is $15,023 attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgement of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund's rights should the borrower of the securities fail financially.

As of April 30, 2004, the value of securities loaned, the payable for collateral due to broker and the value of reinvested cash collateral securities were as follows:



Fund         Market Value of             Payable for        Market Value of
            Securities Loaned            Collateral            Reinvested
                                                         Collateral Securities
                                        Due to Broker
Bond    $       18,936,697     $          19,640,125    $       19,640,125


Cash collateral is held in a segregated account.

Restricted Securities --Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Other --Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:



                                                                          U.S. Treasury                             Income

                                                                      Year Ended April 30,                   Year Ended April 30,

                                                                 2004                 2003          2004                   2003

Shares sold                                                   3,229,834,547        2,923,029,533   2,531,373              2,308,958
Shares issued to shareholders in payment of distributions         1,934,848            4,530,298      68,547                 68,005
declared
Shares redeemed                                              (2,846,537,028)      (3,015,344,574) (1,799,454)            (1,490,287)

Net change resulting from share transactions                    385,232,367          (87,784,743)    800,466                886,676





                                                                                  Bond                       Alabama Tax-Free
                                                                                                                  Income

                                                                          Year Ended April 30,             Year Ended April 30,

                                                                       2004                  2003        2004           2003

Shares sold                                                           1,399,737             1,999,737  1,254,732        634,171
Shares issued to shareholders in payment of distributions declared      182,403               468,300     67,427        119,099
Shares redeemed                                                      (2,322,072)           (2,808,245)  (731,748)      (844,787)

Net change resulting from share transactions                           (739,932)             (340,208)   590,411        (91,517)





                                                                               Value                              Growth

                                                                        Year Ended April 30,               Year Ended April 30,

                                                                     2004                  2003        2004            2003

Shares sold                                                         2,063,016             2,612,615   2,820,973       2,806,349
Shares issued to shareholders in payment of distributions declared     66,683               220,516           --               --
Shares redeemed                                                    (3,026,690)           (3,802,945) (1,939,853)     (2,066,816)

Net change resulting from share transactions                         (896,991)             (969,814)    881,120         739,533



(4)  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for unused capital loss carryforwards, deferral of losses from wash sales, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:



Fund                                         Paid-In           Accumulated          Undistributed
                                             Capital            Realized           Net Investment
                                                               Gain (Loss)          Income (Loss)

Income                                   $             --   $          (883,000)  $           883,000
Bond                                                   --              (728,033)              728,033
Alabama Tax-Free Income                                --                 1,221                (1,221)
Growth                                           (61,830)                    --                61,830


Net investment income (loss), net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net
Assets for the years ended April 30, 2004 and 2003, was as follows:




                                              2004                                         2003

               Tax-Exempt Ordinary Long- Tax-Exempt Ordinary Long-
                     Income Income* Term Income Income* Term
                                                            Capital                                       Capital
                                                             Gains                                         Gains

U.S. Treasury              $             -- $     5,567,887$          --$              -- $     11,616,247$            --
Income                                   --       3,340,849           --               --        3,508,640             --
Bond                                     --       6,628,685           --               --        7,175,461             --
Alabama Tax-Free Income          2,114,922          73,342     252,340       2,067,055          160,454       871,439
Value                                    --       1,443,201           --               --        1,879,277     1,284,234



* For tax purposes, short-term capital gain distributions are considered as ordinary income.


As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:



                           Undistributed  Undistributed   Undistributed     Unrealized            Total
                             Tax-Exempt      Ordinary       Long-Term      Appreciation/
                               Income         Income      Capital Gains                       Capital Loss
                                                                          (Depreciation)      Carryforward
U.S. Treasury              $            --$        378,517$             --$                 -- $               --
Income                                  --          41,450              --           (213,530)        2,637,990
Bond                                    --         112,803              --          3,503,496         3,066,335
Alabama Tax-Free Income               72,067            --           147,604          1,876,855                 --
Value                                             279,659              --         77,400,388         2,684,498
Growth                                  --               --              --         12,728,368         5,041,825


For federal income tax purposes, the following amounts apply as of April 30, 2004:



Fund                                  Cost of                  Unrealized               Unrealized             Net Unrealized
                                    Investments               Appreciation            (Depreciation)           Appreciation/
                                                                                                               (Depreciation)

U.S. Treasury               $              1,534,863,923 $                     -- $                      -- $                   --
Income                                        88,007,857                 284,829                 (498,359)                (213,530)
Bond                                         148,929,414               4,534,711               (1,031,215)               3,503,496
Alabama Tax-Free Income                       58,141,203               2,101,252                 (224,397)               1,876,855
Value                                        238,160,898              79,651,133               (2,250,745)              77,400,388
Growth                                        73,473,832              17,954,145               (5,225,777)              12,728,368


The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At April 30, 2004, the Funds had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:


Fund      2005      2006      2008       2009       2010        2011       Total

Income $  732,420$   73,422$  280,958$  591,780$  --$       959,410$   2,637,990
Bond            --         --       --       --    --     3,066,335    3,066,335
Value           --         --       --       --    --     2,684,498    2,684,498
Growth          --         --      --   174,324 1,454,431  3,413,070  5,041,825


Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2004, for federal income tax purposes, post October losses as follows were deferred to May 1, 2004.


Fund        Post-October Losses

Income     $              322,471


(5)  Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee --SouthTrust Investment Advisors, the Company's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Fund                                   Annual

                                        Rate
U.S. Treasury                            0.50%
Income                                   0.60%
Bond                                     0.60%
Alabama Tax-Free Income                  0.60%
Value                                    0.75%
Growth                                   0.75%


Administrative Fee --Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Funds with administrative personnel and services. The fee paid to FServ is based on the average aggregate daily net assets of the Funds as specified below:



Maximum Administrative Fee                     Average Aggregate Daily
                                               Net Assets of the Funds

0.150%                                        on the first $250 million
0.125%                                         on the next $250 million
0.100%                                         on the next $250 million
0.075%                                   on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $50,000 per portfolio.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee --The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.



Fund                                     Percentage of
                                          the Average
                                        Daily Net Assets
                                            of Fund

Income                                               0.25%
Alabama Tax-Free Income                              0.25%
Growth                                               0.25%


FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

During the year ended April 30, 2004, none of the above mentioned Funds incurred a distribution services fee.

Sales Charges --For the fiscal year ended April 30, 2004, FSC retained the amounts listed in the chart below for sales charges from the sale of Fund shares.



Fund                                    Sales Charges
                                          from Fund
                                           shares

Income                                 $           755
Bond                                               194
Alabama Tax-Free Income                          1,851
Value                                            2,867
Growth                                           1,619


See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee --Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees --SouthTrust Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the reporting period, plus out-of-pocket expenses.

Transfer and Dividend Disbursing Agent Fees and Expenses --Federated Services Company ("FServ"), through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Deferred Compensation Plan --The Company's Trustees may participate in the Company's Deferred Compensation Plan for Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Company and represent an unfunded obligation of the Company. The value of amounts deferred for a participant is determined by reference to the change in value of shares of one or more of the Funds as specified by the participant. The Company invests the deferred amount in the Funds specified by the participant and is reflected in other assets on the Statements of Assets and Liabilities.

Other Affiliated Parties and Transactions --Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. Income distributions earned by the Fund are recorded as income in the accompanying financial statements as follows:



Fund                                  Affiliated Fund Name      Income from
                                                             Affiliated Issuer

Alabama Tax-Free Income   Alabama Municipal Cash Trust      $             6,176


General --Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(6)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:





Fund                              Purchases               Sales

Income                      $          30,169,256 $          35,946,740
Bond                                   18,311,211            30,206,383
Alabama Tax-Free Income                13,373,257             6,514,671
Value                                  92,803,616           100,853,562
Growth                                 21,887,710            15,565,432


(7)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 51.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 25.7% of total investments.

(8)  Line of Credit

SouthTrust Funds, on behalf of its respective Funds (except for U.S. Treasury) entered into a $10,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the fiscal year ended April 30, 2004.

(9)  Federal Income Tax Information (Unaudited)

For the year ended April 30, 2004, the Funds designated long-term capital gain dividends as follows:


Alabama Tax-Free Income                   $252,340


At April 30, 2004, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than alternative minimum tax:


Alabama Tax-Free Income                  96.6%


For the fiscal year ended April 30, 2004, 100% of total ordinary dividends paid by Value are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Value and Growth during the year ended April 30, 2004, 82.45% and 91.09%, respectively, qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

SOUTHTRUST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the "Funds"), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of SouthTrust Funds for each of the years or periods in the two-year period ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the SouthTrust Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 11, 2004

B OARD OF T RUSTEES A ND T RUST O FFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION


Name                                     Principal Occupation(s) for Past Five Years, Other
Birth Date                               Directorships Held and Previous Positions
Address

Positions Held with Company
Date Service Began
William O. Vann *                      Principal Occupations: President and Chairman, Vann Family Investments, LLC; Trustee and Past
                                       Chairman, The Childrens' Hospital of Alabama.
Birth Date: January 28, 1942
                                      Previous Position: Chairman and Chief Executive Officer, Young & Vann Supply Co.; Partner, B&B
P.O. Box 10645 Investments.

Birmingham, AL

TRUSTEE

Began serving: April 1992
Thomas M. Grady.*                     Principal Occupations: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of
                                         Directors, Pfeiffer University; Trustee, Cannon Foundation.
Birth Date: July 25, 1941
P.O. Box 2
708 McLain Road
Kannapolis, NC

TRUSTEE

Began serving: March 1996
Billy L. Harbert, Jr. *         Principal Occupations: President and Chief Executive Officer, B. L. Harbert International LLC
                                (construction).
Birth Date: May 23, 1965
                                Other DirectorshipsHeld: Member/Shareholder, Bonaventure Capital, LLC; Member /Shareholder,
B.L.                            Harbert International LLC Bonaventure
                                Partners LLC; Board Member/
                                Shareholder, Founders Trust Company,
                                Inc.; and Member /Shareholder, Treble
                                Range Partners, LLC.
820 Shades Creek Parkway
Birmingham, AL

TRUSTEE

Began serving: March 1998


* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name                                Principal Occupation(s) for Past Five Years, Other Directorships
                                    Held and Previous Positions
Birth Date
Address
Positions Held with Company
Date Service Began

Charles G. Brown, III               Principal Occupation: President, Tubular Products Company (since 1985); Managing
                                    Partner, Red Hollow Partnership.
Birth Date: November 27, 1953

Tubular Products Co.
1400 Red Hollow Road
Birmingham, AL

CHAIRMAN AND TRUSTEE

Began serving: April 1992




Name                               Principal Occupation(s) for Past Five Years, Other Directorships
                                   Held and Previous Positions
Birth Date
Address

Positions Held with Company
Date Service Began
Russell W. Chambliss               Principal Occupations: President and Chief Executive Officer, Mason Corporation
                                   (manufacturer of roll formed aluminum and steel products).
Birth Date: December 26, 1951      Mason Corporation
123 Oxmoor Road
Birmingham, AL

TRUSTEE

Began serving: April 1992
Dr. Lawrence W. Greer              Principal Occupation: Sr. Managing  Partner, Greer Capital Advisers; President, S.C.O.U.T. Corp.
Birth Date: October 26, 1944          Greer Capital Advisers
LLC 2200 Woodcrest Place, Suite 309     Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director,
                                        Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland
Birmingham, AL                          Pharmaceuticals, Biotechnology Association of Alabama, and Research
                                        Foundation--University of Alabama at Birmingham.
TRUSTEE

Began serving: October 1999
George H. Jones, III                                 Principal Occupation: President, Jones & Kirkpatrick PC (accounting firm).

Birth Date: April 1, 1950
Jones & Kirkpatrick PC
300 Union Hill Drive Birmingham, AL

TRUSTEE

Began Serving: August 2001


OFFICERS

Name                        Principal Occupation(s) and Previous Positions

Birth Date

Address

Positions Held with
Company
Richard S. White, Jr.       Principal Occupation: Division President, SouthTrust Capital Management.

Birth Date: March 14, 1934  Previous Positions: Executive Vice President, SouthTrust Capital Management Group
SouthTrust Bank
420 North 20th Street
Birmingham, AL

PRESIDENT

Began Serving: March, 2002
Charles L. Davis, Jr.       Principal Occupations: Vice President, Federated Services Company; Director, Mutual Fund Services,
                           Strategic
                            Relationship Management for Federated Services Company.
Birth Date: March 23, 1960
Federated Investors Tower   Previous Positions: Vice President and Director of Investor Relations for MNC Financial, Inc.
1001 Liberty Avenue
Pittsburgh, PA

CHIEF EXECUTIVE OFFICER
Began Serving: December,
2002
Edward C. Gonzales          Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the
                            FederatedFund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative
                            Services.
Birth Date: October 22,
1930 Federated     Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman,
Investors Tower    Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment
                   Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive
1001 Liberty       Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder
 Avenue            Services Company.
Pittsburgh, PA

EXECUTIVE VICE PRESIDENT
Began Serving: December,
2002


Name                                 Principal Occupation(s) and Previous Positions
Birth Date
Address
Positions Held with Company

Charles A. Beard                     Principal Occupation: Senior Vice President, SouthTrust Asset Management.

Birth Date: October 26, 1946         Previous Positions: Senior Vice President and Marketing Director, SouthTrust Capital Management
SouthTrust Bank                                        Group.
420 North 20th Street Birmingham, AL

VICE PRESIDENT

Began Serving: March, 2002
Beth S. Broderick                           Principal Occupation: Vice President, Federated Services Company (1997 to present).

Birth Date: August 2, 1965 Federated        Previous Positions: Client Services Officer, Federated Services Company (1992-1997).
Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

VICE PRESIDENT

Began Serving: July, 1998
Richard J. Thomas                     Principal Occupation: Principal Financial Officer and Treasurer of the Federated Fund Complex;
                                      Senior Vice President, Federated Administrative Services.
Birth Date: June 17, 1954 Federated
Investors Tower                       Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.
1001 Liberty Avenue
Pittsburgh, PA

TREASURER

Began Serving: December, 2002
John D. Johnson                          Principal Occupation: Counsel, Reed Smith LLP

Birth Date: November 8, 1970 Federated   Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002);
Investors Tower                          Associate, Kirkpatrick & Lockhart LLP (1997 to 1999)
1001 Liberty Avenue
Pittsburgh, PA

SECRETARY

Began Serving: March, 2001


No Bank Guarantee      Not FDIC Insured      May Lose Value

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceeded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-843-8618. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

No Bank Guarantee      Not FDIC Insured      May Lose Value

Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.

CUSIP 844734103

CUSIP 844734400

CUSIP 844734202

CUSIP 844734608

CUSIP 844734301

CUSIP 844734509

G00859-01 (6/04)

                            EVERGREEN CORE BOND FUND
                        ANNUAL REPORT AS OF APRIL 30, 2004


   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 FINANCIAL HIGHLIGHTS
12 SCHEDULE OF INVESTMENTS
21 STATEMENT OF ASSETS AND LIABILITIES
22 STATEMENT OF OPERATIONS
23 STATEMENTS OF CHANGES IN NET ASSETS
25 NOTES TO FINANCIAL STATEMENTS
31 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
June 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Core Bond Fund, which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

worries were compounded by optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. In addition,

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of April 30, 2004

                                 MANAGEMENT TEAM
                                   ----------

                         Tattersall Advisory Group, Inc.

                            CURRENT INVESTMENT STYLE
                                   ----------

                                [GRAPHIC OMITTED]

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                             PERFORMANCE AND RETURNS
                                   ----------
                      Portfolio inception date: 12/13/1990

                        Class A     Class B     Class C      Class I     Class IS     Class R
                       ---------   ---------   ---------   ----------   ---------   ----------
Class inception date   5/11/2001   5/11/2001   5/11/2001   12/13/1990   10/2/1997   10/10/2003
----------------------------------------------------------------------------------------------
Nasdaq symbol            ESBAX       ESBBX       ESBCX        ESBIX       ESBSX        ESBRX
----------------------------------------------------------------------------------------------
Average annual
   return*
----------------------------------------------------------------------------------------------
1 year with
   sales charge          -3.17%      -3.88%      0.00%         N/A         N/A          N/A
----------------------------------------------------------------------------------------------
1 year w/o
   sales charge           1.68%       0.97%      0.97%        1.98%       1.73%        1.67%
----------------------------------------------------------------------------------------------
5 year                    5.54%       5.79%      6.10%        6.73%       6.45%        6.67%
----------------------------------------------------------------------------------------------
10 year                   6.82%       7.11%      7.11%        7.42%       7.26%        7.39%
----------------------------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C, I or IS shares, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for more current performance information for Class R shares. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance shown for Class IS is based on (1) the performance of Class IS of the fund's predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/4/1999 and (2) Class I of Tattersall Bond Fund from 12/13/1990 to 10/1/1997. Historical performance shown for Class I, prior to 6/7/1999, is based on the performance of Class I of the fund's predecessor fund, Tattersall Bond Fund. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 0.25% for Class IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.
















                                LONG-TERM GROWTH
                                   ----------



Core Bond A
------------------------------------------------------
                  Class A           CPI         LBABI
------------------------------------------------------
------------------------------------------------------
  4/30/1994        9525            10000        10000
------------------------------------------------------
------------------------------------------------------
  4/30/1995       10158            10305        10731
------------------------------------------------------
------------------------------------------------------
  4/30/1996       11100            10604        11659
------------------------------------------------------
------------------------------------------------------
  4/30/1997       11953            10868        12485
------------------------------------------------------
------------------------------------------------------
  4/30/1998       13238            11024        13847
------------------------------------------------------
------------------------------------------------------
  4/30/1999       14076            11275        14716
------------------------------------------------------
------------------------------------------------------
  4/30/2000       14251            11615        14901
------------------------------------------------------
------------------------------------------------------
  4/30/2001       16068            12001        16747
------------------------------------------------------
------------------------------------------------------
  4/30/2002       17263            12198        18059
------------------------------------------------------
------------------------------------------------------
  4/30/2003       19024            12469        19949
------------------------------------------------------
------------------------------------------------------
  4/30/2004       19344            12754        20313
------------------------------------------------------




Comparison of a $10,000 investment in Evergreen Core Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

The fund's Class A shares returned 1.68% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Aggregate Bond Index (LBABI), returned 1.82%.

Interest rates reached a cyclical low in June 2003, coinciding with the Federal Reserve Bank's thirteenth reduction in the Federal Funds rate, and leading to the lowest interest rates seen in the last 45 years. Monetary policymakers professed their intention to maintain a stimulative policy until the output gap began to close, inflation increased to a level consistent with output, and employment increased. At the end of the fiscal year, the prospect of less monetary accommodation became a reality with capacity utilization rising, employment increasing, and inflation showing signs of some revitalization.

With interest rates at cyclical lows at the beginning of the period, our portfolios were overweight in duration. However, as we approached the end of the calendar year, higher interest rates were imminent. Thus, we reduced portfolio duration to neutral. Late in the twelve-month period, we reduced duration further in anticipation of an imminent rise in interest rates, which can undermine bond prices. We ended the fiscal period slightly underweight in duration to the LBABI. With the yield of the ten-year Treasury rising almost a full percent in the last month of the fiscal year, shorter portfolio durations were beneficial to portfolio returns.

The best performance over the year came from the corporate sector. We were overweight in corporate bonds for the first half of the fiscal year. Corporate yield spreads narrowed significantly early in the fiscal period, and we took advantage of the decline in yield spreads to take profits off the table, and reduce our overweight to the higher quality portion of the corporate sector. We ended the fiscal year underweight in the corporate sector.

Mortgages were plagued by high volatility and prepayments with interest rates at the lowest levels of the past 45 years. The mortgage market was among the poorest performing sectors during the period. We focused our mortgage exposure on assets with high prepayment, average-life, and cash-flow stability in order to dampen the impact of mortgage refinancing on portfolio returns.

Overall, our sector decisions had a positive impact on portfolio returns during the period.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                             Year Ended April 30,
                                                        ------------------------------
                                                                                              Year Ended
                                                                                            September 30,
CLASS A                                                   2004       2003      2002(1)        2001(2,3)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  10.99   $  10.53   $  10.78       $ 10.40
---------------------------------------------------------------------------------------------------------

Income from investment operations
Net investment income                                       0.35       0.48       0.31          0.17
Net realized and unrealized gains or losses                -0.17       0.57      -0.13          0.43
   on securities and credit default swap transactions   -------------------------------------------------
Total from investment operations                            0.18       1.05       0.18          0.60
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                      -0.43      -0.48      -0.30         -0.22
Net realized gains                                         -0.09      -0.11      -0.13             0
                                                        -------------------------------------------------
                                                           -0.52      -0.59      -0.43         -0.22
Total distributions to shareholders
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  10.65   $  10.99   $  10.53       $ 10.78
=========================================================================================================
Total return(4)                                             1.68%     10.20%      1.71%         5.86%
=========================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)                   $455,930   $454,679   $145,264       $98,424
Ratios to average net assets
   Expenses(5)                                              0.74%      0.70%      0.67%(6)      0.68%(6)
   Net investment income                                    3.30%      4.47%      4.93%(6)      4.93%(6)
Portfolio turnover rate                                      204%       206%       136%          238%
---------------------------------------------------------------------------------------------------------

(1) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

(2) For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

(3) Net investment income per share is based on average shares outstanding during the period.

(4)  Excluding applicable sales charges

(5) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(6)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                   Year Ended April 30,             Year Ended
                                              ------------------------------      September 30,
CLASS B                                         2004       2003      2002(1)        2001(2,3)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.99   $  10.53   $  10.78       $ 10.40
===============================================================================================
Income from investment operations
Net investment income                             0.28       0.40       0.26          0.12
Net realized and unrealized gains or losses      -0.17       0.57      -0.13          0.45
   on securities and credit default swap      -------------------------------------------------
   transactions
Total from investment operations                  0.11       0.97       0.13          0.57
-----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                            -0.36      -0.40      -0.25         -0.19
Net realized gains                               -0.09      -0.11      -0.13            0
                                              -------------------------------------------------
Total distributions to shareholders              -0.45      -0.51      -0.38         -0.19
-----------------------------------------------------------------------------------------------
Net asset value, end of period                $  10.65   $  10.99   $  10.53       $ 10.78
===============================================================================================
Total return(4)                                   0.97%      9.39%      1.27%         5.56%
===============================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)         $274,746   $310,416   $126,191       $40,078
Ratios to average net assets
   Expenses(5)                                    1.44%      1.44%      1.41%(6)      1.44%(6)
   Net investment income                          2.60%      3.70%      4.18%(6)      4.11%(6)
Portfolio turnover rate                            204%       206%       136%          238%
===============================================================================================

(1) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

(2) For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

(3) Net investment income per share is based on average shares outstanding during the period.

(4)  Excluding applicable sales charges

(5) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(6)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                  Year Ended April 30,             Year Ended
                                              -----------------------------      September 30,
CLASS C                                         2004       2003     2002(1)        2001(2,3)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.99   $  10.53   $ 10.78       $ 10.40
==============================================================================================
Income from investment operations
Net investment income                             0.28       0.40      0.26          0.13
Net realized and unrealized gains or losses
   on securities and credit default swap
   transactions                                  -0.17       0.57     -0.13          0.44
                                              ------------------------------------------------
Total from investment operations                  0.11       0.97      0.13          0.57
----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                            -0.36      -0.40     -0.25         -0.19
Net realized gains                               -0.09      -0.11     -0.13             0
                                              ------------------------------------------------
Total distributions to shareholders              -0.45      -0.51     -0.38         -0.19
----------------------------------------------------------------------------------------------
Net asset value, end of period                $  10.65   $  10.99   $ 10.53       $ 10.78
==============================================================================================
Total return(4)                                   0.97%      9.39%     1.27%         5.56%
==============================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)         $142,096   $151,286   $64,494       $24,695
Ratios to average net assets
   Expenses(5)                                    1.44%      1.44%     1.41%(6)      1.43%(6)
   Net investment income                          2.60%      3.70%     4.17%(6)      4.04%(6)
Portfolio turnover rate                            204%       206%      136%          238%
==============================================================================================

(1) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

(2) For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

(3) Net investment income per share is based on average shares outstanding during the period.

(4)  Excluding applicable sales charges

(5) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(6)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                      Year Ended April 30,                      Year Ended September 30,
                                              ------------------------------------      ----------------------------------------
CLASS I                                          2004         2003        2002(1)          2001         2000       1999(2,3)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    10.99   $    10.53   $    10.78      $    10.09   $    10.08   $    10.39
================================================================================================================================
Income from investment operations
Net investment income                               0.40         0.51         0.32            0.62         0.64         0.30
Net realized and unrealized gains or losses
   on securities and credit default swap
   transactions                                    -0.18         0.57        -0.13            0.70            0        -0.30
                                              ----------------------------------------------------------------------------------
Total from investment operations                    0.22         1.08         0.19            1.32         0.64            0
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                              -0.47        -0.51        -0.31           -0.63        -0.63        -0.30
Net realized gains                                 -0.09        -0.11        -0.13               0            0        -0.01
                                              ----------------------------------------------------------------------------------
Total distributions to shareholders                -0.56        -0.62        -0.44           -0.63        -0.63        -0.31
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $    10.65   $    10.99   $    10.53      $    10.78   $    10.09   $    10.08
================================================================================================================================
Total return                                        1.98%       10.48%        1.85%          13.44%        6.60%        0.00%
================================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)         $3,693,542   $3,544,010   $1,558,013      $1,532,324   $1,283,130   $1,042,781
Ratios to average net assets
   Expenses(4)                                      0.44%        0.44%        0.43%(5)        0.43%        0.42%        0.40%(5)
   Net investment income                            3.60%        4.72%        5.20%(5)        5.96%        6.45%        5.70%(5)
Portfolio turnover rate                              204%         206%         136%            238%         195%         225%
================================================================================================================================

(1) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

(2) Effective at the close of business on June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 7, 1999 are those of the Tattersall Bond Fund Class I, which have been restated to give effect to this transaction.

(3) For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                  Year Ended April 30,            Year Ended September 30,
                                              ---------------------------      -----------------------------
CLASS IS                                      2004(1)     2003    2002(2)        2001      2000    1999(3,4)
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 10.99   $ 10.53   $ 10.78      $ 10.09   $ 10.08    $10.40
============================================================================================================
Income from investment operations
Net investment income                            0.37      0.48      0.31         0.61      0.61      0.28
Net realized and unrealized gains or losses
   on securities and credit default
   swap transactions                            -0.18      0.57     -0.13         0.68         0     -0.31
                                              --------------------------------------------------------------
Total from investment operations                 0.19      1.05      0.18         1.29      0.61     -0.03
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                           -0.44     -0.48     -0.30        -0.60     -0.60     -0.28
Net realized gains                              -0.09     -0.11     -0.13            0         0     -0.01
                                              --------------------------------------------------------------
Total distributions to shareholders             -0.53     -0.59     -0.43        -0.60     -0.60     -0.29
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.65   $ 10.99   $ 10.53      $ 10.78   $ 10.09    $10.08
============================================================================================================
Total return                                     1.73%    10.20%     1.71%       13.16%     6.33%    -0.17%
============================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)         $52,290   $53,991   $19,869      $20,456   $22,213    $5,744
Ratios to average net assets
   Expenses(5)                                   0.70%     0.70%     0.68%(6)     0.68%     0.68%     0.61%(6)
   Net investment income                         3.36%     4.48%     4.95%(6)     5.72%     6.24%     5.49%(6)
Portfolio turnover rate                           204%      206%      136%         238%      195%      225%
------------------------------------------------------------------------------------------------------------

(1) Net investment income per share is based on average shares outstanding during the period.

(2) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

(3) Effective at the close of business on June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 7, 1999 are those of the Tattersall Bond Fund Class IS, which have been restated to give effect to this transaction.

(4) For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

(5) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(6)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                                                   Year Ended
CLASS R                                                        April 30, 2004(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.83
================================================================================
Income from investment operations
Net investment income                                                0.20
Net realized and unrealized gains or
   losses on securities and credit
   default swap transactions                                        -0.07
                                                               -----------------
Total from investment operations                                     0.13
--------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                               -0.22
Net realized gains                                                  -0.09
                                                               -----------------
Total distributions to shareholders                                 -0.31
--------------------------------------------------------------------------------
Net asset value, end of period                                     $10.65
================================================================================
Total return                                                         1.21%
================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)                              $  192
Ratios to average net assets
   Expenses(2)                                                       0.96%(3)
   Net investment income                                             2.47%(3)
Portfolio turnover rate                                               204%
--------------------------------------------------------------------------------

(1) For the period from October 10, 2003 (commencement of class operations), to April 30, 2004.

(2) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(3)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                                                   Principal
                                                                                     Amount         Value
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 4.6%
Ameriquest Mtge. Securities, Inc., Ser. 2003-11, Class AF6, 5.14%, 01/25/2034     $ 8,556,000   $  8,699,932
Capital One Master Trust, Ser. 1999-1, Class A, 1.23%, 07/16/2007                  23,500,000     23,514,462
Chase Credit Card Master Trust:
   Ser. 2002-5, Class A, 1.19%, 10/15/2009                                         34,430,000     34,515,779
   Ser. 2003-1, Class A, 1.14%, 04/15/2008                                         16,445,000     16,466,023
Chase Funding Mtge. Loan, Ser. 2003-6, Class 1A3, 3.34%, 05/25/2026                14,420,000     14,373,497
Citifinancial Mtge. Securities, Inc., Ser. 2003-3, Class AF1, 1.21%, 08/25/2033    13,207,021     13,213,315
Discover Card Master Trust I, Ser. 2003-4, Class A, 1.20%, 05/15/2011              18,000,000     18,043,582
Federal Express Corp. Pass Thru Certs., Ser. 1998-1A, 6.72%, 01/15/2022             8,325,099      9,094,797
MBNA Master Credit Card Trust:
   Ser. 2002-4, Class A, 1.20%, 08/17/2009                                         10,850,000     10,878,534
   Ser. 2002-9, Class A, 1.21%, 12/15/2009                                         19,720,000     19,762,572
Residential Asset Mtge. Products, Inc.:
   Ser. 2002-RS2, Class AI5, 6.03%, 03/25/2032                                      6,825,000      7,234,532
   Ser. 2002-RZ3, Class A3, 3.71%, 02/25/2029                                          41,473         41,731
   Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033                                     17,485,000     17,605,882
Vanderbilt Mtge. & Fin., Inc., Ser. 2002-B, Class A3, 4.70%, 10/07/2018            17,680,000     17,701,232
                                                                                                ------------
      Total Asset-Backed Securities (cost $209,252,948)                                          211,145,870
                                                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 29.4%
Credit Suisse First Boston Mtge. Corp., Ser. 2003-CK2, Class A4, 4.80%,
   03/15/2036                                                                      25,593,000     25,148,112
FHLMC:
   Ser. 2073, Class Z, 6.50%, 07/15/2028                                           29,034,178     30,725,627
   Ser. 2198, Class PG, 7.00%, 12/15/2028                                             882,027        884,006
   Ser. 2228, Class PE, 7.50%, 04/15/2030                                              17,216         17,985
   Ser. 2370, Class VC, 6.00%, 10/15/2019                                          21,070,000     22,101,094
   Ser. 2564, Class BQ, 5.50%, 10/15/2017                                          26,050,000     26,794,822
   Ser. 2668, Class AD, 4.00%, 01/15/2015                                          45,162,426     45,733,744
   Ser. 2691, Class MD, 4.50%, 10/15/2028                                          25,600,000     25,007,037
   Ser. 2715, Class ND, 4.50%, 03/15/2016                                          13,330,000     13,299,117
   Ser. 2745, Class JG, 5.00%, 10/15/2032                                          17,175,000     16,576,687
   Ser. 2762, Class LG, 5.00%, 09/15/2032                                          28,500,000     27,542,118
   Ser. 2772, Class GE, 5.00%, 08/15/2029 (h)                                      11,036,000     10,927,847
   Ser. 2772, Class YD, 5.00%, 08/15/2026 (h)                                      16,533,000     16,708,250
   Ser. 2774 Class PD, 5.00%, 08/15/2032 (h)                                       10,997,000     10,549,422
   Ser. 2777, Class PC, 5.00%, 07/15/2027 (h)                                      11,453,000     11,574,402
   Ser. 2780 Class LC, 5.00%, 07/15/2027 (h)                                       13,135,000     13,274,231
   Ser. 2781 Class PC, 5.00%, 06/15/2029 (h)                                       21,735,000     20,850,385
   Ser. 2783, Class PC, 5.00%, 12/15/2028 (h)                                      16,598,126     16,435,464
   Ser. 2783, Class PD, 5.00%, 01/15/2033 (h)                                       4,980,000      4,777,812
   Ser. T-55, Class 1A2, 7.00%, 03/25/2043                                         23,507,594     24,735,695
   Ser. T-57, Class 1A2, 7.00%, 07/25/2043                                         25,693,858     26,506,925

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                      Principal
                                                       Amount           Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS continued
FNMA:
   Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023       $ 12,544,373    $ 13,200,326
   Ser. 1997-24, Class Z, 8.00%, 04/18/2027               15,327          16,521
   Ser. 2000-13, Class PB, 7.50%, 04/25/2030          10,455,779      11,160,979
   Ser. 2001-44, Class QC, 6.00%, 09/25/2016              80,000          83,604
   Ser. 2001-50, Class BA, 7.00%, 10/25/2041 #        31,671,728      33,690,801
   Ser. 2001-51, Class QN, 6.00%, 10/25/2016          43,320,000      45,233,388
   Ser. 2001-69, Class PG, 6.00%, 12/25/2016              35,000          36,823
   Ser. 2001-T7, Class A1, 7.50%, 02/25/2041          19,537,770      21,080,765
   Ser. 2002-02, Class MG, 6.00%, 02/25/2017          29,222,000      30,609,142
   Ser. 2002-09, Class PB, 6.00%, 11/25/2014          54,353,218      55,032,736
   Ser. 2002-12, Class PG, 6.00%, 03/25/2017          12,220,000      12,862,220
   Ser. 2002-15, Class PG, 6.00%, 04/25/2017          33,300,000      35,075,646
   Ser. 2002-26, Class A1, 7.00%, 01/25/2048          15,277,436      16,251,372
   Ser. 2002-T1, Class A3, 7.50%, 11/25/2031           3,736,209       4,023,430
   Ser. 2002-T4, Class A2, 7.00%, 12/25/2041              50,026          53,215
   Ser. 2002-T15, Class A1, 1.30%, 11/26/2032         31,539,249      31,435,431
   Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042        42,539,622      44,613,429
   Ser. 2003-92, Class PD, 4.50%, 03/25/2017          29,500,000      29,179,910
   Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042         34,195,091      36,375,028
   Ser. 2003-W2, Class 2A7, 5.50%, 07/25/2042             20,000          20,663
   Ser. 2003-W4, Class 3A, 7.00%, 10/25/2042          25,068,740      26,666,872
   Ser. 2003-W19, Class A5, 5.50%, 11/25/2033             40,000          41,011
   Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044          8,553,898       9,078,538
   Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033         34,513,820      36,636,582
   Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044         47,305,363      50,321,080
Ford Credit Trust:
   Ser. 2001-1, Class A, 1.18%, 07/17/2006            25,975,000      26,000,539
   Ser. 2001-2, Class A, 1.23%, 07/15/2008            19,400,000      19,463,694
GMAC Comml. Mtge. Securities, Inc.:
   Ser. 1999-C1, Class A2, 6.175%, 05/15/2033          6,918,000       7,510,073
   Ser. 2000-C3, Class A2, 6.96%, 09/15/2035          16,285,000      18,292,468
   Ser. 2003-C3, Class A4, 5.02%, 04/10/2040          10,005,000       9,909,831
GNMA:
   Ser. 1999-1, Class Z, 6.50%, 01/20/2029                35,135          36,825
   Ser. 2004-30 Class PB, 5.00%, 05/20/2029 (h)       19,220,529      19,420,422
Greenwich Capital Comml. Funding Corp.:
   Ser. 2003-C2, Class A3, 4.53%, 01/05/2036          15,610,000      15,411,022
   Ser. 2004-G1, Class A7, 5.32%, 07/10/2036 (h)      15,000,000      15,139,500
J.P. Morgan Chase Comml. Mtge. Sec.,
   Ser. 2001-CIB2, Class A2, 6.24%, 04/15/2035        23,065,000      24,938,229
LB-UBS Comml. Mtge. Trust:
   Ser. 2000-C3, Class A1, 7.95%, 07/15/2009          11,050,394      12,135,869
   Ser. 2000-C4, Class A1, 7.18%, 09/15/2019          20,462,712      22,425,618
   Ser. 2000-C5, Class A-1, 6.41%, 12/15/2019          8,169,717       8,778,335
   Ser. 2001-C2, Class A2, 6.65%, 11/15/2027          41,185,000      45,703,662
   Ser. 2003-C1, Class A4, 4.39%, 03/17/2032          33,755,000      32,228,066
   Ser. 2004-C1, Class A4, 4.57%, 01/15/2031          10,770,000      10,286,805

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                     Principal
                                                       Amount          Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS continued
Morgan Stanley Capital I, Inc.:
   Ser. 1997-XL1, Class A2, 6.88%, 10/03/2030       $31,830,000   $   34,491,262
   Ser. 1998-XL1, Class A2, 6.45%, 06/03/2030        10,994,000       11,480,602
   Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030        38,175,000       41,597,324
Morgan Stanley Dean Witter Capital I:
   Ser. 2002-IQ2, Class A3, 5.52%, 12/15/2035        11,275,000       11,817,682
   Ser. 2003-T11, Class A4, 5.15%, 06/13/2041        38,079,000       38,243,044
Salomon Brothers Mtge. Securities V,
   Ser. 1985-1, Class Z, 10.25%, 04/01/2016 (h)           1,931            1,931
                                                                  --------------
      Total Collateralized Mortgage Obligations
         (cost $1,369,281,468)                                     1,358,263,097
                                                                  --------------
CORPORATE BONDS 22.6%
CONSUMER DISCRETIONARY 2.4%
Auto Components 0.3%
Delphi Automotive Systems Corp.,
   6.125%, 05/01/2004                                14,230,000       14,230,000
                                                                  --------------
Automobiles 0.8%
Ford Motor Co., 6.375%, 02/01/2029                   25,730,000       22,426,448
General Motors Corp., 7.20%, 01/15/2011              15,635,000       16,647,585
                                                                  --------------
                                                                      39,074,033
                                                                  --------------
Media 0.8%
Comcast Cable Communications Corp.,
   6.20%, 11/15/2008                                  9,875,000       10,618,765
Time Warner, Inc., 7.625%, 04/15/2031                22,625,000       24,834,875
                                                                  --------------
                                                                      35,453,640
                                                                  --------------
Multi-line Retail 0.5%
May Department Stores Co., 6.70%, 09/15/2028          7,730,000        7,995,185
Target Corp.:
   5.875%, 11/01/2008                                 3,750,000        4,044,049
   6.35%, 11/01/2032                                  9,600,000        9,928,915
                                                                  --------------
                                                                      21,968,149
                                                                  --------------
CONSUMER STAPLES 1.0%
Beverages 0.2%
Coca-Cola Enterprises, Inc., 6.95%, 11/15/2026        8,575,000        9,522,932
                                                                  --------------
Food & Staples Retailing 0.8%
Safeway, Inc., 6.50%, 11/15/2008                     10,000,000       10,840,090
Wal-Mart Stores, Inc., 6.875%, 08/10/2009            21,170,000       23,926,271
                                                                  --------------
                                                                      34,766,361
                                                                  --------------
ENERGY 1.0%
Oil & Gas 1.0%
ChevronTexaco Corp., 9.75%, 03/15/2020                5,000,000        7,183,020
Conoco Funding Co., 5.45%, 10/15/2006                16,110,000       17,145,293
Kinder Morgan Energy Partners, 7.40%, 03/15/2031     17,585,000       19,330,012
                                                                  --------------
                                                                      43,658,325
                                                                  --------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                       Principal
                                                         Amount         Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
FINANCIALS 11.8%
Capital Markets 2.8%
Alliance Capital Management LP, 5.625%, 08/15/2006    $23,740,000   $ 25,055,790
Bank of New York Co., Inc.:
   3.75%, 02/15/2008                                   18,000,000     18,079,938
   4.14%, 08/02/2007                                   16,625,000     16,951,864
Goldman Sachs & Co., Inc.:
   3.875%, 01/15/2009                                  11,345,000     11,181,451
   7.35%, 10/01/2009                                    3,115,000      3,552,511
Legg Mason, Inc., 6.75%, 07/02/2008                     1,070,000      1,172,954
Merrill Lynch & Co., Inc.:
   3.125%, 07/15/2008                                  12,400,000     12,003,993
   5.36%, 02/01/2007                                   14,900,000     15,854,539
Morgan Stanley Co., Inc.:
   3.625%, 04/01/2008                                   7,850,000      7,809,243
   3.875%, 01/15/2009                                  20,000,000     19,730,280
                                                                    ------------
                                                                     131,392,563
                                                                    ------------
Commercial Banks 2.0%
First Security Corp., 7.00%, 07/15/2005                14,000,000     14,774,704
Mellon Capital II, Ser. B, 7.995%, 01/15/2027           6,265,000      7,000,730
National City Corp., 6.875%, 05/15/2019                10,025,000     11,301,042
PNC Funding Corp.:
   6.125%, 02/15/2009                                  10,440,000     11,298,669
   7.50%, 11/01/2009                                   11,390,000     13,130,597
SunTrust Banks, Inc., 6.00%, 02/15/2026                19,950,000     21,121,484
Wells Fargo & Co., 6.875%, 04/01/2006                  11,975,000     12,950,005
                                                                    ------------
                                                                      91,577,231
                                                                    ------------
Consumer Finance 3.3%
Ford Motor Credit Co.:
   7.00%, 10/01/2013                                    2,525,000      2,601,243
   7.375%, 10/28/2009                                  13,850,000     14,988,345
General Electric Capital Corp.:
   5.00%, 06/15/2007                                   13,350,000     14,008,596
   6.125%, 02/22/2011                                   7,350,000      7,949,635
GMAC:
   6.875%, 09/15/2011                                  22,935,000     24,107,552
   6.875%, 08/28/2012                                   1,790,000      1,869,308
Household Finance Corp.:
   4.125%, 12/15/2008                                  12,600,000     12,607,711
   6.40%, 06/17/2008                                    5,875,000      6,419,959
   6.50%, 11/15/2008                                   11,880,000     13,060,599
   6.75%, 05/15/2011                                    8,550,000      9,479,718

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                            Principal
                                                              Amount         Value
-------------------------------------------------------------------------------------
CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
International Lease Finance Corp.:
   4.00%, 01/17/2006                                       $ 6,850,000   $  7,023,634
   5.95%, 06/06/2005                                        17,035,000     17,753,263
USAA Capital Corp., 5.59%, 12/20/2006 144A                  18,000,000     19,391,760
                                                                         ------------
                                                                          151,261,323
                                                                         ------------
Insurance 0.2%
Nationwide Life Global Funding I, 5.35%, 02/15/2007 144A    10,000,000     10,564,850
                                                                         ------------
Real Estate 2.1%
AvalonBay Communities, Inc., 6.625%, 01/15/2005 REIT         6,575,000      6,788,109
Duke Realty LP:
   3.35%, 01/15/2008 REIT                                   12,000,000     11,853,192
   3.50%, 11/01/2007 REIT                                   19,800,000     19,763,528
   7.05%, 03/01/2006 REIT                                    3,600,000      3,823,337
Duke Weeks Realty, Ltd., 7.75%, 11/15/2009 REIT              7,510,000      8,692,217
EOP Operating LP:
   6.80%, 01/15/2009                                         9,075,000     10,032,276
   7.75%, 11/15/2007                                         9,000,000     10,195,605
ERP Operating LP, 6.63%, 04/13/2005 REIT                    20,520,000     21,397,415
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT          2,350,000      2,493,700
                                                                         ------------
                                                                           95,039,379
                                                                         ------------
Thrifts & Mortgage Finance 1.4%
American General Finance Corp.:
   4.50%, 11/15/2007                                        12,850,000     13,245,986
   5.875%, 07/14/2006                                       19,775,000     21,084,085
   5.91%, 06/12/2006                                         2,000,000      2,131,470
Washington Mutual, Inc.:
   5.625%, 01/15/2007                                        9,250,000      9,804,084
   6.875%, 06/15/2011                                        7,305,000      8,181,410
   7.50%, 08/15/2006                                        10,830,000     11,904,628
                                                                         ------------
                                                                           66,351,663
                                                                         ------------
INDUSTRIALS 1.2%
Aerospace & Defense 0.4%
General Dynamics Corp., 4.50%, 08/15/2010                   20,000,000     20,018,220
                                                                         ------------
Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020             2,000,000      2,593,390
                                                                         ------------
Machinery 0.2%
Ingersoll Rand Co., 6.25%, 05/15/2006                        9,550,000     10,197,958
                                                                         ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                        Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
INDUSTRIALS continued
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
   6.75%, 03/15/2029                                   $ 8,465,000   $ 8,966,983
   7.125%, 12/15/2010                                    6,870,000     7,753,255
   8.625%, 11/01/2004                                    5,130,000     5,270,203
                                                                     -----------
                                                                      21,990,441
                                                                     -----------
INFORMATION TECHNOLOGY 0.3%
Communications Equipment 0.3%
SBC Communications, Inc., 6.25%, 03/15/2011             14,625,000    15,801,537
                                                                     -----------
MATERIALS 0.5%
Chemicals 0.0%
Dow Chemical Co.:
   5.25%, 05/14/2004                                       100,000       100,096
   8.625%, 04/01/2006                                    1,164,000     1,289,407
                                                                     -----------
                                                                       1,389,503
                                                                     -----------
Metals & Mining 0.3%
Alcoa, Inc., 6.50%, 06/01/2011                          11,365,000    12,553,279
                                                                     -----------
Paper & Forest Products 0.2%
International Paper Co., 6.50%, 11/15/2007                  25,000        27,252
Weyerhaeuser Co., 7.375%, 03/15/2032                     8,865,000     9,741,970
                                                                     -----------
                                                                       9,769,222
                                                                     -----------
TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 1.7%
BellSouth Corp., 6.375%, 06/01/2028                     10,455,000    10,477,395
New Jersey Bell Telephone Co., 7.85%, 11/15/2029        17,000,000    19,706,060
Sprint Capital Corp.:
   5.875%, 05/01/2004                                   10,450,000    10,450,000
   6.875%, 11/15/2028                                   25,250,000    24,861,377
   7.625%, 01/30/2011                                    6,180,000     6,978,376
Verizon, Inc., 5.875%, 01/17/2012                        6,850,000     7,172,443
                                                                     -----------
                                                                      79,645,651
                                                                     -----------
Wireless Telecommunications Services 0.5%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012        11,975,000    13,988,512
Vodafone Group plc, 7.75%, 02/15/2010                    7,380,000     8,556,328
                                                                     -----------
                                                                      22,544,840
                                                                     -----------
UTILITIES 2.2%
Electric Utilities 1.1%
Carolina Power & Light Co., 6.50%, 07/15/2012           15,800,000    17,269,416
Devon Energy Corp., 7.95%, 04/15/2032                    8,500,000     9,912,224
Dominion Resources, Inc., 7.625%, 07/15/2005             4,075,000     4,335,009
Georgia Power Co., Ser. G, 6.20%, 02/01/2006             3,250,000     3,453,453
Progress Energy, Inc., 7.75%, 03/01/2031                12,395,000    14,196,911
                                                                     -----------
                                                                      49,167,013
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                     Principal
                                                      Amount           Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
UTILITIES continued
Gas Utilities 0.4%
Consolidated Natural Gas Co., Ser. A, 6.85%,
   04/15/2011                                      $ 16,795,000   $   18,696,278
                                                                  --------------
Multi-Utilities & Unregulated Power 0.7%
Pacific Gas & Electric Co., 6.05%, 03/01/2034        35,000,000       33,209,995
                                                                  --------------
   Total Corporate Bonds (cost $990,459,934)                       1,042,437,776
                                                                  --------------
MORTGAGE-BACKED SECURITIES 24.5%
FHLMC:
   4.50%, TBA #                                      36,545,000       34,318,021
   5.00%, TBA #                                     150,530,000      145,967,135
   5.50%, 03/01/2034                                 26,866,795       26,856,300
   6.00%, 04/01/2014-05/01/2017                      30,601,744       32,034,863
   6.25%, 07/15/2032                                 22,000,000       23,443,838
   6.50%, 08/01/2013-10/01/2032                       6,735,791        7,021,952
   7.00%, 02/01/2015                                    339,833          362,236
   7.21%, 06/15/2017 (h)                             10,639,936       11,934,816
   7.65%, 05/01/2025 (h)                              2,592,476        2,923,535
FNMA:
   4.12%, 06/01/2013                                  9,390,835        8,979,206
   4.50%, TBA #                                     162,875,000      159,320,853
   5.50%, 04/01/2009-04/01/2034                      56,545,598       57,314,128
   5.57%, 01/01/2006                                  5,079,323        5,252,139
   5.67%, 09/01/2006                                  3,873,172        4,050,520
   5.76%, 07/01/2006                                  4,992,793        5,220,206
   5.81%, 01/01/2009                                  9,836,945       10,521,018
   5.86%, 04/01/2009                                    108,843          116,609
   5.95%, 03/01/2012                                  6,959,624        7,498,219
   5.98%, 12/01/2008                                  3,803,032        4,091,341
   6.00%, 04/01/2013-09/01/2031                     140,559,818      146,387,358
   6.03%, 06/01/2008                                  9,814,690       10,481,120
   6.10%, 03/01/2008-08/01/2008                       5,831,016        6,269,657
   6.12%, 04/01/2009                                  5,222,706        5,638,767
   6.125%, 05/01/2009                                 4,240,006        4,574,319
   6.13%, 04/01/2009                                     36,603           39,486
   6.14%, 04/01/2009                                  3,513,169        3,791,338
   6.15%, 12/01/2008                                  4,927,526        5,297,595
   6.17%, 04/01/2009                                    175,517          189,841
   6.19%, 02/01/2006                                  3,157,179        3,297,913
   6.20%, 09/01/2008                                    930,986        1,005,343
   6.23%, 04/01/2011                                     96,757          105,293
   6.24%, 08/01/2008                                  5,069,303        5,475,959
   6.25%, 02/01/2011                                 24,135,000       26,831,205
   6.26%, 06/01/2009                                  5,490,193        5,957,925
   6.29%, 04/01/2008                                  2,803,419        3,028,729

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                     Principal
                                                       Amount          Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES continued
FNMA: continued
   6.31%, 03/01/2008                                $ 1,480,283   $    1,599,088
   6.32%, 01/01/2006                                  7,985,140        8,326,126
   6.37%, 08/01/2011                                  4,274,901        4,697,072
   6.375%, 01/01/2009                                 5,822,544        6,333,387
   6.40%, 05/14/2009                                 21,536,000       21,568,024
   6.42%, 02/01/2011                                    145,033          156,756
   6.46%, 04/01/2006                                    609,738          641,688
   6.50%, 06/01/2009-09/01/2032                      62,546,593       65,150,998
   6.54%, 12/01/2007                                     59,997           65,053
   6.61%, 02/01/2007                                  6,205,727        6,654,991
   6.65%, 12/01/2007                                  9,550,166       10,385,785
   6.70%, 11/01/2007                                    509,791          554,519
   6.80%, 01/01/2008                                  5,348,378        5,814,622
   6.81%, 12/01/2006                                    105,446          113,152
   6.84%, 03/01/2007                                  7,022,494        7,592,884
   6.87%, 05/01/2006                                  1,359,274        1,441,092
   6.90%, 04/01/2006                                  5,913,818        6,261,524
   6.95%, 08/01/2009                                    138,550          152,843
   6.96%, 12/01/2010                                     53,277           59,958
   7.00%, 08/01/2028-06/01/2032                         508,153          537,495
   7.02%, 07/01/2009                                     57,383           63,449
   7.09%, 10/01/2007                                  4,646,261        5,070,025
   7.10%, 12/01/2006                                  3,360,750        3,626,486
   7.12%, 09/01/2010                                  8,845,980       10,008,751
   7.13%, 11/01/2006                                  4,107,620        4,429,650
   7.20%, 12/01/2006                                  1,445,685        1,556,230
   7.24%, 11/01/2006                                  4,398,362        4,731,682
   7.30%, 11/01/2006                                  6,663,881        7,172,645
   7.32%, 12/01/2010                                 47,559,726       54,500,558
   7.36%, 11/01/2006                                  5,031,332        5,407,740
   7.44%, 07/01/2009                                 15,550,000       17,152,794
   7.475%, 10/01/2006                                   184,944          200,061
   7.50%, 02/01/2012-12/01/2030                      18,432,265       19,761,746
   7.74%, 06/01/2007                                  5,141,499        5,662,961
GNMA:
   3.00%, 07/20/2031                                  6,988,920        6,933,202
   4.75%, 07/20/2024                                 11,528,948       11,827,825
   5.50%, 02/15/2034                                 47,290,228       47,362,008
   6.00%, 05/15/2009                                    304,687          321,768
   6.50%, 05/15/2009                                    231,212          246,706
   7.75%, 07/15/2020-08/15/2021                       1,684,843        1,844,744
   8.25%, 07/15/2008-05/15/2020                       1,132,957        1,256,855
   8.30%, 06/15/2019                                    105,999          117,623
   11.50%, 05/15/2013-06/15/2013                         15,380           17,678
                                                                  --------------
      Total Mortgage-Backed Securities
         (cost $1,137,792,981)                                     1,132,979,027
                                                                  --------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004

                                                                Principal
                                                                 Amount          Value
-----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 10.6%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##                     $301,320,000   $325,943,569
U.S. Treasury Notes:
   2.375%, 08/15/2006 ##                                       130,205,000    129,864,253
   5.00%, 08/15/2011                                            31,460,000     33,087,080
                                                                             ------------
      Total U.S. Treasury Obligations (cost $498,428,506)                     488,894,902
                                                                             ------------
YANKEE OBLIGATIONS-CORPORATE 0.4%
MATERIALS 0.4%
Metals & Mining 0.4%
Alcan Aluminum, Ltd., 6.125%, 12/15/2033 (cost $19,663,717)     19,900,000     19,604,127
                                                                             ------------

------------------------------------------------------------------------------------------------
                                                                       Shares          Value
------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES 0.3%
Blackrock North American Government Income Trust                        976,800       10,363,848
MFS Government Markets Income Trust                                     844,700        5,524,338
Oppenheimer Multi-Sector Income Trust                                     3,000           24,750
                                                                                  --------------
   Total Mutual Fund Shares (cost $14,617,584)                                        15,912,936
                                                                                  --------------
SHORT-TERM INVESTMENTS 14.5%
MUTUAL FUND SHARES 14.5%
Evergreen Institutional Money Market Fund (o) (cost $669,816,116)   669,816,116      669,816,116
                                                                                  --------------
Total Investments (cost $4,909,313,254) 106.9%                                     4,939,053,851
Other Assets and Liabilities (6.9%)                                                 (320,258,987)
                                                                                  --------------
Net Assets 100.0%                                                                 $4,618,794,864
                                                                                  ==============

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(h) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

#    When-issued or delayed delivery security.

## All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:

FHLMC   Federal Home Loan Mortgage Corp.

FNMA    Federal National Mortgage Association

GNMA    Government National Mortgage Association

REIT    Real Estate Investment Trust

TBA     To Be Announced

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2004

--------------------------------------------------------------------------------
Assets

Investments in securities, at value (cost $4,239,497,138)         $4,269,237,735
Investments in affiliate, at value (cost $669,816,116)               669,816,116
Receivable for capital stock transactions                             11,803,351
Receivable for securities sold                                       312,073,968
Receivable for Fund shares sold                                        2,589,873
Interest and dividends receivable                                     34,285,527
Unrealized gain on credit default swap transactions                       32,789
Prepaid expenses and other assets                                        579,584
--------------------------------------------------------------------------------
   Total assets                                                    5,300,418,943
--------------------------------------------------------------------------------
Liabilities
Dividends payable                                                      9,233,121
Payable for securities purchased                                     669,478,070
Payable for Fund shares redeemed                                       2,428,685
Unrealized loss on credit default swap transactions                       19,686
Advisory fee payable                                                      93,350
Distribution Plan expenses payable                                        46,404
Due to other related parties                                              25,356
Accrued expenses and other liabilities                                   299,407
--------------------------------------------------------------------------------
   Total liabilities                                                 681,624,079
--------------------------------------------------------------------------------
Net assets                                                        $4,618,794,864
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                   $4,571,677,158
Undistributed net investment income                                    2,854,732
Accumulated net realized gains on securities and credit
   default swap transactions                                          14,509,274
Net unrealized gains on securities and credit default swap
   transactions                                                       29,753,700
--------------------------------------------------------------------------------
Total net assets                                                  $4,618,794,864
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                        $  455,929,753
   Class B                                                           274,746,386
   Class C                                                           142,095,759
   Class I                                                         3,693,541,532
   Class IS                                                           52,289,634
   Class R                                                               191,800
--------------------------------------------------------------------------------
Total net assets                                                  $4,618,794,864
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            42,795,919
   Class B                                                            25,788,115
   Class C                                                            13,337,229
   Class I                                                           346,685,655
   Class IS                                                            4,908,283
   Class R                                                                18,004
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                        $        10.65
   Class A -- Offering price (based on sales charge of 4.75%)     $        11.18
   Class B                                                        $        10.65
   Class C                                                        $        10.65
   Class I                                                        $        10.65
   Class IS                                                       $        10.65
   Class R                                                        $        10.65
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended April 30, 2004

-------------------------------------------------------------------------------
Investment income
Interest                                                          $ 183,528,362
Dividends                                                             1,109,841
-------------------------------------------------------------------------------
Total investment income                                             184,638,203
-------------------------------------------------------------------------------
Expenses
Advisory fee                                                         14,607,496
Distribution Plan expenses
   Class A                                                            1,441,493
   Class B                                                            3,060,085
   Class C                                                            1,516,732
   Class IS                                                             134,336
   Class R                                                                  132
Administrative services fee                                           4,561,866
Transfer agent fees                                                   2,749,419
Trustees' fees and expenses                                              72,953
Printing and postage expenses                                           173,539
Custodian and accounting fees                                         1,199,516
Registration and filing fees                                             48,260
Professional fees                                                        43,496
Other                                                                    14,417
-------------------------------------------------------------------------------
   Total expenses                                                    29,623,740
   Less: Expense reductions                                             (13,305)
      Fee waivers and expense reimbursements                         (3,178,414)
-------------------------------------------------------------------------------
   Net expenses                                                      26,432,021
-------------------------------------------------------------------------------
Net investment income                                               158,206,182
-------------------------------------------------------------------------------
Net realized and unrealized gains or losses
on securities and credit default swap transactions
Net realized gains or losses on:
   Securities                                                        69,964,850
   Credit default swap transactions                                        (725)
-------------------------------------------------------------------------------
Net realized gains on securities and credit
   default swap transactions                                         69,964,125
Net change in unrealized gains or losses on
   securities and credit default swap transactions                 (147,679,786)
-------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
   securities and credit default swap transactions                  (77,715,661)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $  80,490,521
-------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Year Ended April 30,
                                          ---------------------------------------------------------
                                                    2004 (a)                        2003
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                  $  158,206,182                $  182,762,914
Net realized gains or losses on
   securities and credit default swap
   transactions                                            69,964,125                    81,875,310
Net change in unrealized gains
   or losses on securities and credit
   default swap transactions                             (147,679,786)                  128,802,605
---------------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations                               80,490,521                   393,440,829
---------------------------------------------------------------------------------------------------
Distributions to shareholders
   from
Net investment income
   Class A                                                (19,148,882)                  (15,404,300)
   Class B                                                (10,027,078)                   (8,590,061)
   Class C                                                 (4,973,450)                   (4,182,363)
   Class I                                               (152,850,766)                 (151,634,481)
   Class IS                                                (2,170,536)                   (2,095,495)
   Class R                                                       (953)                            0
Net realized gains
   Class A                                                 (3,917,725)                   (4,002,022)
   Class B                                                 (2,462,501)                   (2,574,403)
   Class C                                                 (1,213,633)                   (1,253,779)
   Class I                                                (28,845,612)                  (33,854,741)
   Class IS                                                  (436,218)                     (532,831)
   Class R                                                         (8)                            0
---------------------------------------------------------------------------------------------------
Total distributions to shareholders                      (226,047,362)                 (224,124,476)
---------------------------------------------------------------------------------------------------
                                              Shares                        Shares
Capital share transactions
   Proceeds from shares sold
   Class A                                23,208,407      253,047,099   31,574,617      341,513,167
   Class B                                 5,264,414       57,580,115   17,876,884      192,739,563
   Class C                                 4,715,954       51,434,867    9,075,661       97,952,091
   Class I                                91,838,814      998,914,539   83,390,908      901,027,499
   Class IS                                2,953,150       32,168,433    2,660,734       28,786,329
   Class R                                    18,272          200,095            0                0
---------------------------------------------------------------------------------------------------
                                                        1,393,345,148                 1,562,018,649
---------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                 1,622,465       17,565,488    1,353,198       14,650,979
   Class B                                   918,636        9,944,298      839,009        9,078,659
   Class C                                   388,141        4,201,325      369,304        3,995,718
   Class I                                 5,331,478       57,697,698    6,865,701       74,111,549
   Class IS                                  174,224        1,886,676      177,858        1,924,442
---------------------------------------------------------------------------------------------------
                                                           91,295,485                   103,761,347
---------------------------------------------------------------------------------------------------
Automatic conversion of
   Class B shares to Class A shares
   Class A                                   427,811        4,661,453      382,616        4,145,741
   Class B                                  (427,811)      (4,661,453)    (382,616)      (4,145,741)
---------------------------------------------------------------------------------------------------
                                                                    0                             0
---------------------------------------------------------------------------------------------------

(a) For Class R shares, for the period from October 10, 2003 (commencement of class operations), to April 30, 2004.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued
--------------------------------------------------------------------------------

                                                               Year Ended April 30,
                                          -------------------------------------------------------------
                                                    2004 (a)                            2003
-------------------------------------------------------------------------------------------------------
                                               Shares                          Shares
Capital share transactions
   continued
Payment for shares redeemed
   Class A                                (23,833,699)  $  (258,702,263)  (15,844,482)  $  (171,371,918)
   Class B                                 (8,211,303)      (88,995,323)   (3,634,391)      (39,316,497)
   Class C                                 (5,532,244)      (59,954,054)   (2,363,298)      (25,570,557)
   Class I                                (72,954,327)     (793,012,858)  (78,620,717)     (849,862,799)
   Class IS                                (3,131,832)      (34,003,186)   (2,059,954)      (22,289,381)
   Class R                                       (268)           (2,902)            0                 0
-------------------------------------------------------------------------------------------------------
                                                         (1,234,670,586)                 (1,108,411,152)
-------------------------------------------------------------------------------------------------------
Net asset value of shares issued
   in acquisitions
   Class A                                          0                 0    10,109,793       106,819,514
   Class B                                          0                 0     1,561,004        16,492,718
   Class C                                          0                 0       558,651         5,902,353
   Class I                                          0                 0   162,874,136     1,720,908,694
   Class IS                                         0                 0     2,247,101        23,741,795
-------------------------------------------------------------------------------------------------------
                                                                      0                   1,873,865,074
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from capital share transactions                          249,970,047                   2,431,233,918
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                104,413,206                   2,600,550,271
Net assets
Beginning of period                                       4,514,381,658                   1,913,831,387
-------------------------------------------------------------------------------------------------------
End of period                                           $ 4,618,794,864                 $ 4,514,381,658
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                     $     2,854,732                 $     2,448,288
-------------------------------------------------------------------------------------------------------

(a) For Class R shares, for the period from October 10, 2003 (commencement of class operations), to April 30, 2004.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Core Bond Fund (the "Fund") is a diversified series of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Class R, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

d. Credit default swaps

The Fund may enter into credit default swaps. Credit default swaps involve an exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of default or bankruptcy. Under the terms of the swap, one party acts as a "guarantor" and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Periodic payments are recorded as realized gains or losses. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Swaps are marked-to-market daily based on quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.32% of the Fund's average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During year ended April 30, 2004, EIMC waived its fee in the amount of $3,166,932 and reimbursed expenses relating to Class A shares in the amount of $11,482 which represents 0.07% of the Fund's average daily net assets and 0.00% of the average daily net assets of Class A shares, respectively. Total amounts subject to recoupment as of April 30, 2004 were $4,418,756.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITIONS

Effective at the close of business on June 7, 2002, the Fund acquired the net assets of Wachovia Fixed Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Income Plus Fund in a tax-free exchange of shares for Class A, Class B, Class C, Class I and/or Class IS shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Wachovia Fixed Income Fund at an exchange ratio of 0.94, 0.94, 0.94 and 0.94 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Intermediate Term Bond Fund at an exchange ratio of 0.83, 0.83, 0.83 and 0.83 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. Additionally, shares were issued to Class I and Class IS shares of Evergreen Income Plus Fund at an exchange ratio of 0.53 and 0.53 for Class I and Class IS shares, respectively, of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $1,981,892,437.

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

                     Value of Net                        Number of
     Acquired           Assets        Unrealized           Shares
       Fund            Acquired      Appreciation          Issued
------------------------------------------------------------------------
 Wachovia Fixed     $  509,841,830    $ 7,657,744     1,670,598 Class A
   Income Fund                                           99,854 Class B
                                                          7,487 Class C
                                                     46,475,601 Class I
    Evergreen          144,057,021        841,000     8,439,195 Class A
Intermediate Term                                     1,461,150 Class B
    Bond Fund                                           551,164 Class C
                                                      3,182,862 Class I
Evergreen Income     1,219,966,223     12,771,617   113,215,673 Class I
    Plus Fund                                         2,247,101 Class IS
------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after these acquisitions were $3,855,757,511.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows for the year ended April 30, 2004:

       Cost of Purchases               Proceeds from Sales
---------------------------------------------------------------
                    Non-U.S.                         Non-U.S.
U.S. Government    Government    U.S. Government    Government
---------------------------------------------------------------
 $8,703,525,664   $965,116,308    $7,710,531,495   $827,057,000
---------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

At April 30, 2004, the Fund had the following open credit default swap agreements:

                                                                Fixed Rate
                                                                 Premium
                   Notional                      Underlying    Received by   Unrealized
  Expiration        Amount      Counterparty      Security      the Fund       Gain
----------------------------------------------------------------------------------------
March 20, 2009   $10,000,000   Morgan Stanley   Federated         0.54%        $32,789
                               Capital          Department
                               Services, Inc.   Stores, Inc.

                                                                 Fixed Rate
   Notional                                       Underlying    Premium Paid   Unrealized
  Expiration        Amount      Counterparty       Security      by the Fund      Loss
-----------------------------------------------------------------------------------------
March 20, 2009   $10,000,000   Morgan Stanley   Sears Roebuck       0.57%        $19,686
                               Capital          Acceptance
                               Services, Inc.   Corp.
-----------------------------------------------------------------------------------------

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $4,912,944,649. The gross unrealized appreciation and depreciation on securities based on tax cost was $70,500,365 and $44,391,163, respectively, with a net unrealized appreciation of $26,109,202.

As of April 30, 2004, the Fund had $13,438,006 in capital loss carryovers for federal income tax purposes expiring as follows:

             Expiration
------------------------------------
   2007         2008         2009
------------------------------------
$6,577,059   $2,853,243   $4,007,704
------------------------------------

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended April 30, 2004 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

                  Undistributed
 Undistributed      Long-term      Unrealized    Capital Loss
Ordinary Income    Capital Gain   Appreciation     Carryover
-------------------------------------------------------------
   $2,854,732      $31,591,778     $26,109,202    $13,438,006
-------------------------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

The tax character of distributions paid was as follows:

                             Year Ended April 30,
                         ---------------------------
                             2004           2003
----------------------------------------------------
Ordinary Income          $205,903,076   $224,124,476
Long-term Capital Gain     20,144,286              0
----------------------------------------------------

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended April 30, 2004, the Fund had no borrowings under this agreement.

12. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Core Bond Fund, a series of Evergreen Select Fixed Income Trust, as of April 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Core Bond Fund, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                [GRAPHIC OMITTED]

Boston, Massachusetts
June 4, 2004

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4) The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

     Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

     Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

     Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

     Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                areas. The award symbolizes the achievement of the highest
Service             tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               566664 rv1 6/2004

                            EVERGREEN CORE BOND FUND

                    SEMIANNUAL REPORT AS OF OCTOBER 31, 2004

table of contents

1 LETTER TO SHAREHOLDERS

4 FUND AT A GLANCE

6 ABOUT YOUR FUND'S EXPENSES

7 FINANCIAL HIGHLIGHTS

13 SCHEDULE OF INVESTMENTS

23 STATEMENT OF ASSETS AND LIABILITIES

24 STATEMENT OF OPERATIONS

25 STATEMENTS OF CHANGES IN NET ASSETS

27 NOTES TO FINANCIAL STATEMENTS

36 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Mutual Funds:

NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2004

Dennis H. Ferro

President and Chief Executive Officer

1

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Core Bond Fund, which covers the six-month period ended October 31, 2004.

Our fixed income portfolio teams entered the investment period with a major decision to make regarding the magnitude of potential changes in monetary policy. Since the Federal Reserve had kept its target for the benchmark federal funds rate at a 46-year low of 1% for more than nine months, most investors agreed that rates were headed higher. The key was by how much, and what impact that would have on the level of market interest rates. Considering that the federal funds rate was significantly below that of inflation, we determined that the Federal Reserve would be true to its word, and enact a "measured" removal of policy accommodation.

The period began with positive momentum on the economic front. First quarter Gross Domestic Product ("GDP") grew in excess of 4%, and supporting data pointed to a continuation of solid growth. Retail sales were strong and manufacturing had managed to put together several months of consistent growth. The solid contributions from business investment, meanwhile, had enabled the expansion to broaden, reinforcing the trend for sustainable economic growth. The next key for the recovery would come in the form of employment growth, which has historically lagged that of GDP growth. This recovery was no exception, and fears of a jobless recovery had persisted for months. Yet that too also improved, as the investment period began with consecutive monthly payroll gains in excess of 300,000 jobs.

LETTER TO SHAREHOLDERS continued

The bond market quickly sent investors a message: be careful what you wish for. After having fretted for months about a jobless recovery, the sudden large number of jobs being created and the threat of higher wage inflation sent market yields dramatically higher last spring. In addition to the improvement in employment, the Federal Reserve had been preparing Wall Street for higher interest rates. Monetary policymakers began the second quarter with a new "spin" on their message to the public, stating that they would remain "measured" in their removal of policy accommodation. Despite these attempts at improved clarity from the Federal Reserve, other factors emerged to drive yields higher during the first part of the investment period. Indeed, interest rate concerns were exacerbated by rising gasoline prices and the larger than forecast readings on consumer inflation during May and June.

As it turned out, the advent of the Federal Reserve's gradual tightening cycle proved to be the tonic that the markets needed. As with many issues confronting investors in recent years, clarity bested uncertainty, and the bond market responded favorably to the prospects of only slightly higher interest rates. Monetary policy officials were also making the rounds in speeches reiterating their intentions to remain "measured" in the removal of policy accommodation. In addition, economic data began to moderate. The pace of job growth slowed and the inflation fears of June had dissipated by September. Despite higher oil prices, inflation reports were becoming less threatening, suggesting that oil would ultimately prove a drag on growth, rather than ignite inflation.

Other factors served to reward a variety of fixed income categories in recent months. For example, the uncertain geopolitical environment and the weaker dollar resulted in higher domestic and international demand for the perceived safety of U.S. government bonds, and the yield on the 10-year Treasury hovered around 4% at the close of the third quarter, despite the likelihood of higher federal deficits. Mortgages also benefited from the reduced prepayment risk in their portfolios, and high yield bonds continued to attract attention given

2

LETTER TO SHAREHOLDERS continued

their income potential and the low default risk. Solid corporate balance sheets and earnings potential enabled many investment grade corporate bonds to also strengthen as the investment period progressed. Indeed, despite the rate hikes from the Federal Reserve, prices firmed for a variety of asset classes within the fixed income market during the latter half of the investment period.

In  this  environment,   we  continue  to  recommend  diversified  fixed  income
strategies for long-term investment portfolios.

Please visit our Web site,

EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of October 31, 2004

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/13/1990

        Class A         Class B         Class C         Class I         Class IS        Class R
Class inception date    5/11/2001               5/11/2001               5/11/2001       12/13/1990    10/2/1997    10/10/2003
Nasdaq symbol           ESBAX           ESBBX           ESBCX           ESBIX           ESBSX         ESBRX
6-month return with
sales charge            -1.03%          -1.47%          2.53%           N/A             N/A             N/A
6-month return w/o
sales charge            3.89%           3.53%           3.53%           4.05%           3.92%           3.79%
Average annual
return*
1-year with sales
charge                  0.14%           -0.59%          3.41%           N/A             N/A             N/A
1-year w/o sales
charge                  5.14%           4.41%           4.41%           5.46%           5.19%           4.93%
5-year                  6.31%           6.50%           6.81%           7.55%           7.28%           7.43%
10-year                 7.22%           7.48%           7.48%           7.85%           7.67%           7.79%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 4.75% for Class A, 5.00% for Class B and 1.00% for Class C. Classes I, IS, and R are not subject to sales charges. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance shown for Class IS is based on (1) the performance of Class IS of the fund's predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/7/1999 and (2) Class I of Tattersall Bond Fund from 12/13/1990 to 10/1/1997. Historical performance shown for Class I, prior to 6/7/1999, is based on the performance of Class I of the fund's predecessor fund, Tattersall Bond Fund. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

4

FUND AT A GLANCE continued

LONG-TERM GROWTH



Evergreen Core Bond Fund

--------------------------------------------------------------------
Date                 Class - A        LBABI         CPI
10/31/1994            $9523            $10000       $10000
10/31/1995           $11026            $11565       $10281
10/31/1996           $11701            $12241       $10589
10/31/1997           $12778            $13330       $10809
10/31/1998           $13908            $14574       $10970
10/31/1999           $14091            $14652       $11251
10/31/2000           $15056            $15721       $11639
10/31/2001           $17273            $18010       $11886
10/31/2002           $18180            $19070       $12127
10/31/2003           $19104            $20006       $12375
10/31/2004           $20086            $21112       $12769
--------------------------------------------------------------------


Comparison of a $10,000 investment in the Evergreen Core Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to certain securities held in the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of October 31, 2004, and subject to change.

5

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

The example illustrates your fund's costs in two ways:

Actual expenses The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Hypothetical example for comparison purposes The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                Beginning               Ending
                Account         Account         Expenses
                Value           Value           Paid During
                5/1/2004                10/31/2004              Period*
Actual
Class A $       1,000.00        $       1,038.91        $       3.85
Class B $       1,000.00        $       1,035.27        $       7.39
Class C $       1,000.00        $       1,035.27        $       7.44
Class I $       1,000.00        $       1,040.47        $       2.26
Class IS        $1,000.00       $       1,039.17        $       3.60
Class R $       1,000.00        $       1,037.87        $       4.88
Hypothetical
(5% return
before expenses)
Class A $       1,000.00        $       1,021.42        $       3.82
Class B $       1,000.00        $       1,017.95        $       7.32
Class C $       1,000.00        $       1,017.90        $       7.38
Class I $       1,000.00        $       1,022.99        $       2.24
Class IS        $       1,000.00        $       1,021.68        $       3.57
Class R $       1,000.00        $       1,020.42        $       4.84

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.75% for Class A, 1.44% for Class B, 1.45% for Class C, 0.44% for Class I, 0.70% for Class IS and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

        Six Months Ended                                                                Year Ended
October 31, 2004                Year Ended April 30,                                            September 30,
CLASS A (unaudited)             2004            2003            20021           20012,3
Net asset value, beginning of period            $10.65          $10.99          $10.53          $10.78          $10.40
Income from investment operations
Net investment income           0.21            0.35            0.48            0.31            0.17
Net realized and unrealized gains or losses on
securities and credit default swap transactions  0.20            (0.17)          0.57            (0.13)          0.43
Total from investment operations                0.41            0.18            1.05            0.18            0.60
Distributions to shareholders from
Net investment income           (0.21)          (0.43)          (0.48)          (0.30)          (0.22)
Net realized gains              0               (0.09)          (0.11)          (0.13)          0
Total distributions to shareholders             (0.21)          (0.52)          (0.59)          (0.43)          (0.22)
Net asset value, end of period     $10.85          $10.65          $10.99          $10.53          $10.78
Total return4                   3.89%           1.68%         10.20%          1.71%           5.86%
Ratios and supplemental data
Net assets, end of period (thousands)   $454,181      $455,930      $454,679        $145,264      $98,424
Ratios to average net assets
 Expenses5                       0.75%6          0.74%           0.70%           0.67%6          0.68%6
 Net investment income          3.50%6          3.30%           4.47%           4.93%6          4.93%6
Portfolio turnover rate         85%             204%            206%            136%            238%

1 For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2 For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

3 Net investment income per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

        Six Months Ended                                                                Year Ended
October 31, 2004                Year Ended April 30,                                            September 30,
CLASS B (unaudited)             2004            2003            20021           20012,3
Net asset value, beginning of period            $10.65          $10.99          $10.53          $10.78          $10.40
Income from investment operations
Net investment income           0.17            0.28            0.40            0.26            0.12
Net realized and unrealized
gains or losses
on securities and credit
default swap transactions        0.20            (0.17)          0.57            (0.13)          0.45
Total from investment operations   0.37            0.11            0.97            0.13            0.57
Distributions to shareholders from
Net investment income           (0.17)          (0.36)          (0.40)          (0.25)          (0.19)
Net realized gains              0               (0.09)          (0.11)          (0.13)          0
Total distributions to shareholders             (0.17)          (0.45)          (0.51)          (0.38)          (0.19)
Net asset value, end of period          $10.85          $10.65          $10.99          $10.53          $10.78
Total return4           3.53%           0.97%           9.39%           1.27%           5.56%
Ratios and supplemental data
Net assets, end of period (thousands)   $252,135         $274,746      $310,416       $126,191         $40,078
Ratios to average net assets
 Expenses5              1.44%6          1.44%           1.44%           1.41%6          1.44%6
 Net investment income          2.79%6          2.60%           3.70%           4.18%6          4.11%6
Portfolio turnover rate         85%             204%            206%            136%            238%

1 For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2 For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

3 Net investment income per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
        Six Months Ended                                                                Year Ended
October 31, 2004                Year Ended April 30,                                            September 30,
CLASS C (unaudited)             2004            2003            20021           20012,3
Net asset value, beginning of period            $10.65          $10.99          $10.53          $10.78          $10.40
Income from investment operations
Net investment income           0.17            0.28            0.40            0.26            0.13
Net realized and unrealized gains or
losses on securities and credit
default swap transactions       0.20            (0.17)          0.57            (0.13)          0.44
Total from investment operations                0.37            0.11            0.97            0.13            0.57
Distributions to shareholders from
Net investment income           (0.17)          (0.36)          (0.40)          (0.25)          (0.19)
Net realized gains              0               (0.09)          (0.11)          (0.13)          0
Total distributions to shareholders             (0.17)          (0.45)          (0.51)          (0.38)          (0.19)
Net asset value, end of period   $10.85          $10.65         $10.99          $10.53          $10.78
Total return4                  3.53%           0.97%           9.39%            1.27%           5.56%
Ratios and supplemental data
Net assets, end of period
(thousands)                    $136,129    $142,096          $151,286                $64,494         $24,695
Ratios to average net assets
 Expenses5              1.45%6          1.44%           1.44%           1.41%6          1.43%6
 Net investment income          2.80%6          2.60%           3.70%           4.17%6          4.04%6
Portfolio turnover rate         85%             204%            206%            136%            238%

1 For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2 For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

3 Net investment income per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
        Six Months Ended
October 31, 2004                Year Ended April 30,                               Year Ended September 30,
CLASS I (unaudited)             2004   2003     20021           2001      2000            19992,3
Net asset value, beginning of period   $10.65   $10.99          $10.53    $10.78          $10.09          $10.08          $10.39
Income from investment operations
Net investment income           0.23   0.40     0.51            0.32      0.62            0.64            0.30
Net realized and unrealized
gains or losses on securities
and credit default swap
transactions                    0.20   (0.18)   0.57            (0.13)    0.70            0               (0.30)
Total from investment operations       0.43     0.22            1.08      0.19            1.32            0.64            0
Distributions to shareholders from
Net investment income           (0.23) (0.47)   (0.51)          (0.31)    (0.63)          (0.63)          (0.30)
Net realized gains              0      (0.09)   (0.11)          (0.13)    0               0               (0.01)
Total distributions to shareholders    (0.23)   (0.56)          (0.62)    (0.44)          (0.63)          (0.63)          (0.31)
Net asset value, end of period     $10.85     $10.65          $10.99      $10.53          $10.78          $10.09          $10.08
Total return            4.05%      1.98%      10.48%          1.85%       13.44%          6.60%           0.00%
Ratios and supplemental data
Net assets, end of period
(thousands)                     $3,757,449    $3,693,542    $3,544,010       $1,558,013      $1,532,324    $1,283,130  $1,042,781
Ratios to average net assets
 Expenses4              0.44%5          0.44%           0.44%           0.43%5          0.43%           0.42%           0.40%5
 Net investment income          3.79%5       3.60%        4.72%    5.20%5          5.96%           6.45%           5.70%5
Portfolio turnover rate         85%          204%         206%     136%            238%            195%            225%

1 For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2 Effective at the close of business on June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 7, 1999 are those of Class I shares of Tattersall Bond Fund, which have been restated to give effect to this transaction.

3 For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

4 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
        Six Months Ended
October 31, 2004                Year Ended April 30,                                            Year Ended September 30,
CLASS IS        (unaudited)             20041       2003        20022           2001            2000      19993,4
Net asset value, beginning of period   $10.65     $10.99      $10.53          $10.78          $10.09      $10.08          $10.40
Income from investment operations
Net investment income           0.21       0.37            0.48            0.31            0.61            0.61        0.28
Net realized and unrealized
gains or losses on securities
and credit default swap
transactions                       0.20       (0.18)          0.57            (0.13)          0.68            0        (0.31)
Total from investment operations    0.41        0.19        1.05            0.18            1.29        0.61            (0.03)
Distributions to shareholders from
Net investment income           (0.21)          (0.44)          (0.48)          (0.30)          (0.60)          (0.60)      (0.28)
Net realized gains              0               (0.09)          (0.11)          (0.13)          0               0           (0.01)
Total distributions to shareholders  (0.21)     (0.53)          (0.59)          (0.43)          (0.60)      (0.60)          (0.29)
Net asset value, end of period    $10.85     $10.65          $10.99          $10.53          $10.78          $10.09          $10.08
Total return            3.92%    1.73%       10.20%          1.71%           13.16%          6.33%           (0.17%)
Ratios and supplemental data
Net assets, end of period (thousands)  $54,511   $52,290   $53,991         $19,869         $20,456         $22,213         $5,744
Ratios to average net assets
 Expenses5              0.70%6          0.70%           0.70%           0.68%6          0.68%           0.68%           0.61%6
 Net investment income   3.55%6          3.36%           4.48%           4.95%6          5.72%           6.24%           5.49%6
Portfolio turnover rate  85%             204%            206%            136%            238%            195%            225%

1 Net investment income per share is based on average shares outstanding during the period.

2 For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

3 Effective at the close of business on June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 7, 1999 are those of Class IS shares of Tattersall Bond Fund, which have been restated to give effect to this transaction.

4 For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

5 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6 Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
        Six Months Ended
October 31, 2004                Year Ended
CLASS R (unaudited)             April 30, 20041
Net asset value, beginning of period            $10.65          $10.83
Income from investment operations
Net investment income           0.20            0.20
Net realized and unrealized
gains or losses on securities
and credit default swap
        transactions            0.20            (0.07)
Total from investment operations                0.40            0.13
Distributions to shareholders from
Net investment income           (0.20)          (0.22)
Net realized gains              0               (0.09)
Total distributions to shareholders             (0.20)          (0.31)
Net asset value, end of period          $10.85          $10.65
Total return            3.79%           1.21%
Ratios and supplemental data
Net assets, end of period (thousands)           $1,095          $192
Ratios to average net assets
 Expenses2              0.95%3          0.96%3
 Net investment income          3.29%3          2.47%3
Portfolio turnover rate         85%             204%

1 For the period from October 10, 2003 (commencement of class operations), to April 30, 2004.


2 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3 Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

October 31, 2004 (unaudited)

                Principal
                Amount          Value
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 8.8%
Fixed-Rate 8.8%
FHLMC:
   Ser. 2370, Class VC, 6.00%, 10/15/2019       $       21,070,000      $       22,135,200
   Ser. 2691, Class MD, 4.50%, 10/15/2028               25,600,000              25,752,256
   Ser. 2715, Class ND, 4.50%, 03/15/2016               13,330,000              13,454,991
   Ser. 2772, Class GE, 5.00%, 08/15/2029               11,036,000              11,318,941
   Ser. 2780, Class BD, 4.50%, 10/15/2017               34,660,000              35,321,465
   Ser. 2783, Class PC, 5.00%, 12/15/2028               16,598,126              16,841,116
   Ser. 2836, Class YC, 5.00%, 05/15/2029               23,480,000              23,986,816
   Ser. 2873, Class MC, 5.50%, 02/15/2028               24,503,000              25,510,713
FNMA:
   Ser. 2001-44, Class QC, 6.00%, 09/25/2016            80,000                      83,390
   Ser. 2001-51, Class QN, 6.00%, 10/25/2016            43,320,000              45,336,368
   Ser. 2001-69, Class PG, 6.00%, 12/25/2016            35,000                      37,190
   Ser. 2002-2, Class MG, 6.00%, 02/25/2017             29,222,000              30,580,332
   Ser. 2002-9, Class PB, 6.00%, 11/25/2014             22,639,018              22,728,042
   Ser. 2002-12, Class PG, 6.00%, 03/25/2017            12,220,000              12,926,102
   Ser. 2002-15, Class PG, 6.00%, 04/25/2017            33,300,000              35,276,175
   Ser. 2003-92, Class PD, 4.50%, 03/25/2017            29,640,000              29,902,880
   Ser. 2004-33, Class MW, 4.50%, 01/25/2030            21,320,000              20,971,491
   Ser. 2004-45, Class VB, 4.50%, 10/25/2028            23,500,000              22,222,037
   Ser. 2780, Class TD, 5.00%, 04/15/2028               13,780,000              14,193,619
GNMA, Ser. 1999-1, Class Z, 6.50%, 01/20/2029           35,770          37,501

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
        (cost $406,563,976)                             408,616,625

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 20.2%
Fixed-Rate 20.2%
FHLMC:
   4.50%, TBA #         61,875,000              60,057,422
   5.00%, 05/01/2034-06/01/2034         144,827,352             144,184,485
   6.00%, 04/01/2014-04/01/2016         23,533,586              24,743,737
   6.50%, 08/01/2013-10/01/2032         4,924,986               5,186,418
                    3
   6.90%, 12/01/2010            35,350,000              40,415,655
   7.00%, 02/01/2015            245,477         260,550
                    3
   7.21%, 06/15/2017            10,547,509              11,922,904
                    3
   7.65%, 05/01/2025            2,568,558               3,013,175
FNMA:
   4.12%, 06/01/2013            9,323,067               9,202,597
   4.50%, TBA #         153,700,000             154,132,204
   5.00%, TBA #         31,335,000              31,981,284
                    3
   5.39%, 09/01/2014            23,091,634              24,562,571
   5.50%, 04/01/2009-10/01/2034         19,337,303              20,053,837
   5.57%, 01/01/2006            2,958,837               3,007,280
   5.67%, 09/01/2006            3,847,250               3,969,420
   5.76%, 07/01/2006            4,962,082               5,108,901
   5.81%, 01/01/2009            9,760,377               10,445,209
   5.95%, 03/01/2012            6,921,663               7,605,401

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                        Principal
                        Amount          Value
AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES continued
Fixed-Rate continued
FNMA continued
   6.00%, 06/01/2014-11/01/2017 $40,534,490      $      42,589,385
   6.03%, 06/01/2008            9,757,234               10,403,447
   6.06%, 04/01/2009            108,106                   116,243
   6.10%, 03/01/2008            3,196,453               3,412,840
   6.125%, 05/01/2009           4,208,239               4,568,099
   6.13%, 04/01/2009            36,190                      39,190
   6.14%, 04/01/2009            3,486,523               3,782,719
   6.15%, 12/01/2008            4,891,794               5,257,493
   6.18%, 12/01/2008            3,759,347               4,040,089
   6.19%, 02/01/2006            3,109,440               3,185,558
   6.20%, 09/01/2008            923,431                   995,733
   6.23%, 04/01/2011            96,146                    106,322
   6.24%, 08/01/2008            5,004,456               5,390,701
   6.25%, 02/01/2011            24,135,000              26,836,355
   6.29%, 04/01/2008            2,781,116               2,988,023
   6.30%, 08/01/2008            2,586,950               2,776,727
   6.31%, 03/01/2008            1,468,008               1,575,772
   6.32%, 04/01/2009            5,187,749               5,618,958
   6.37%, 04/01/2009-08/01/2011 4,424,529               4,933,830
   6.375%, 01/01/2009           5,778,703               6,285,712
   6.42%, 02/01/2011            211,376                  232,072
   6.46%, 04/01/2006            604,208                  623,434
   6.47%, 06/01/2009            5,454,999               5,960,040
   6.50%, 06/01/2009-08/01/2032 17,048,572              17,968,196
   6.54%, 12/01/2007            59,498                      63,923
   6.61%, 02/01/2007            6,152,085               6,499,468
   6.65%, 12/01/2007            9,473,194               10,186,499
   6.70%, 11/01/2007            505,772                  544,483
   6.81%, 12/01/2006            104,575                  110,380
   6.84%, 03/01/2007            6,966,105               7,419,254
   6.87%, 05/01/2006            1,340,134               1,391,553
   6.95%, 08/01/2009            137,724                  152,650
   7.00%, 08/01/2028-06/01/2032  286,256                 304,429
   7.02%, 07/01/2009            57,051                     63,309
   7.09%, 10/01/2007            4,604,809               4,964,610
   7.10%, 12/01/2006            3,334,127               3,533,573
   7.12%, 09/01/2010            8,794,748               10,040,896
   7.13%, 11/01/2006            4,070,689               4,328,113
   7.20%, 12/01/2006            1,438,225               1,524,352
   7.32%, 12/01/2010            47,326,153              54,500,349
   7.36%, 11/01/2006            5,009,047               5,302,570
   7.44%, 07/01/2009            15,550,000              17,014,589
   7.48%, 10/01/2006            183,557                  194,587
   7.50%, 02/01/2012-12/01/2030 14,245,595              15,275,075
   7.54%, 11/01/2006            6,629,961               7,020,080
   7.74%, 06/01/2007            5,120,251               5,541,473

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                Principal
                Amount          Value
AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES continued
Fixed-Rate continued
GNMA:
   3.00%, 07/20/2031    $       5,522,118       $5,534,555
   4.75%, 07/20/2024            9,287,173       9,385,431
   5.50%, 02/15/2034            44,285,775      45,395,514
   6.00%, 05/15/2009            255,411           268,234
   6.50%, 05/15/2009            184,794           196,612
   7.75%, 07/15/2020-08/15/2021   1,288,612       1,407,031
   8.25%, 07/15/2008-05/15/2020   934,809        1,027,922
   8.30%, 06/15/2019            103,306 113,689
   11.50%, 05/15/2013-06/15/2013                13,914  15,952
      Total Agency Mortgage-Backed Pass-Through Securities
        (cost $931,476,629)     938,861,143

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 1.2% Fixed-Rate 1.2%
FNMA:
   Ser. 2003-W2, Class 2A7, 5.50%, 07/25/2042      20,000             20,417
   Ser. 2003-W6, Class 2A, 5.00%, 09/25/2042     23,117,544      23,523,645
   Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033     40,000            41,337
   Ser. 2004-W9, Class 1A2, 5.95%, 02/25/2044      30,270,000      31,571,207
Total Agency Reperforming Mortgage-Backed Collateralized Mortgage Obligations
        (cost $54,693,711)      55,156,606

AGENCY REPERFORMING MORTGAGE-BACKED PASS-THROUGH SECURITIES 7.3%
Fixed-Rate 7.3%
FHLMC:
   Ser. T-55, Class 1A2, 7.00%, 03/25/2043              18,734,246   19,896,899
   Ser. T-57, Class 1A2, 7.00%, 07/25/2043              21,382,998   22,859,772
FNMA:
   Ser. 2001-50, Class BA, 7.00%, 10/25/2041            16,876,036   18,036,264
   Ser. 2002-26, Class A1, 7.00%, 01/25/2048            12,617,120   13,484,547
   Ser. 2002-T4, Class A2, 7.00%, 12/25/2041            39,772          42,507
   Ser. 2002-T19, Class A1, 6.50%, 07/25/2042           31,417,623   33,125,957
   Ser. 2002-W6, Class 2A, 7.50%, 06/25/2042            47,482,398   51,518,402
   Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042           27,607,303   29,505,305
   Ser. 2003-W4, Class 3A, 7.00%, 10/25/2042            20,115,438   21,498,374
   Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044           7,345,279    7,746,227
   Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033           50,888,511   53,647,346
   Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044           15,325,517   16,400,977
   Ser. 2004-W11, Class 1A2, 6.50%, 05/25/2044          46,966,538   50,400,036
      Total Agency Reperforming Mortgage-Backed Pass-Through Securities
        (cost $338,128,569)                             338,162,613

ASSET-BACKED SECURITIES 6.2%

Ameriquest Mtge. Securities, Inc., Ser. 2003-11, Class AF6, 5.14%, 01/25/2034           8,556,000               8,892,891
Banc of America Comml. Mtge., Inc., Ser. 2002-PB2, Class A1, 4.33%,
   06/11/2035           13,221,175              13,391,003
Bank One Issuance Trust, Ser. 2003-A3, Class A, 1.98%, 12/15/2010               39,500,000              39,615,822

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                Principal
                Amount          Value
ASSET-BACKED SECURITIES continued
Chase Funding Mtge. Loan, Ser. 2003-6, Class 1A3, 3.34%, 05/25/2026     $       14,420,000      $       14,359,576
Citigroup Comml. Mtge. Trust, Ser. 2004-C1, Class A4, 5.46%, 04/15/2040         22,840,000              24,132,751
Discover Card Master Trust I, Ser. 2003-4, Class A, 1.98%, 05/15/2011           18,000,000              18,045,563
Federal Express Corp. Pass Thru Certs., Ser. 1998-1A, 6.72%, 01/15/2022         8,211,432               9,280,930
Ford Credit Trust, Ser. 2001-2, Class A, 2.01%, 07/15/2008              19,400,000              19,453,978
                                          3
Long Beach Mtge. Loan Trust, 2.18%, 11/25/2034          32,265,000              32,265,000
MBNA Master Credit Card Trust:
   Ser. 2002-4, Class A, 1.98%, 08/17/2009              10,850,000              10,879,041
   Ser. 2002-9, Class A, 2.16%, 12/15/2009              19,720,000              19,769,746
Residential Asset Mtge. Products, Inc.:
   Ser. 2002-RS2, Class AI5, 6.03%, 03/25/2032          6,825,000               7,130,230
   Ser. 2003-RS5, Class AI6, 4.67%, 06/25/2018          17,474,000              17,834,184
   Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033          17,485,000              18,039,371
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z, 10.25%,
             3
   04/01/2016           1,886           1,886
SLMA:
   1.97%, 12/15/2011            10,000,000              10,021,256
   1.98%, 06/15/2012            10,000,000              10,023,134
Vanderbilt Mtge. Finance, Ser. 2002-B, Class A3, 4.70%, 10/07/2018              17,680,000              17,904,902
      Total Asset-Backed Securities (cost $287,723,461)                         291,041,264
COMMERCIAL MORTGAGE-BACKED SECURITIES 5.0%
Fixed-Rate 5.0%
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2003-CK2, Class A4,
   4.80%, 03/15/2036            25,593,000              26,104,921
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3, Class A2, 6.96%,
   09/15/2035           5,045,000               5,779,016
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2004-PNC1,
   Class A4, 5.38%, 06/12/2041          4,350,000               4,601,490
LB-UBS Comml. Mtge. Trust:
   Ser. 2000-C3, Class A1, 7.95%, 05/15/2015            10,325,989              11,111,554
   Ser. 2000-C4, Class A1, 7.18%, 09/15/2019            18,006,027              19,657,061
   Ser. 2000-C5, Class A1, 6.41%, 12/15/2019            13,290,274              14,206,467
   Ser. 2003-C1, Class A4, 4.39%, 03/15/2032            15,225,000              15,114,021
   Ser. 2003-C8, Class A4, 5.12%, 11/15/2032            5,055,000               5,256,410
   Ser. 2004-C1, Class A4, 4.57%, 01/15/2031            6,205,000               6,185,667
Morgan Stanley Capital I, Inc.:
   Ser. 1997-XL1, Class A2, 6.88%, 10/03/2030           31,830,000              33,878,401
   Ser. 1998-XL1, Class A2, 6.45%, 06/03/2030           10,994,000              11,213,009
   Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030           38,175,000              41,321,571
   Ser. 2003-T11, Class A4, 5.15%, 06/13/2041           22,559,000              23,518,434
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8, Class A1, 3.44%, 11/15/2035             17,258,378              17,181,979
Total Commercial Mortgage-Backed Securities (cost $232,695,488)                         235,130,001

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                Principal
                Amount          Value
CORPORATE BONDS 21.3%
CONSUMER DISCRETIONARY 1.9%
Automobiles 0.9%
Ford Motor Co., 6.375%, 02/01/2029      $       26,980,000      $   23,675,813
General Motors Corp., 7.20%, 01/15/2011         15,635,000          16,490,766
                                40,166,579
Media 0.8%
Comcast Cable Communications Corp., 6.20%, 11/15/2008 9,875,000     10,778,444
Time Warner, Inc., 7.625%, 04/15/2031           22,625,000          26,889,858
                                37,668,302
Multi-line Retail 0.2%
May Department Stores Co., 6.70%, 09/15/2028    7,730,000           8,055,750
Target Corp., 5.875%, 11/01/2008                3,750,000           4,076,880
                                12,132,630
CONSUMER STAPLES 0.7%
Beverages 0.0%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026  1,785,000           2,104,240
Food & Staples Retailing 0.7%
Safeway, Inc., 6.50%, 11/15/2008                10,000,000         10,982,500
Wal-Mart Stores, Inc., 6.875%, 08/10/2009     18,820,000              21,447,460
                                32,429,960
ENERGY 0.8%
Oil & Gas 0.8%
ChevronTexaco Corp., 9.75%, 03/15/2020     5,000,000               7,375,055
Devon Energy Corp., 7.95%, 04/15/2032      7,000,000               8,956,052
Kinder Morgan Energy Partners, 7.40%, 03/15/2031   17,585,000      20,395,241
                                36,726,348
FINANCIALS 12.8%
Capital Markets 3.2%
Alliance Capital Management LP, 5.625%, 08/15/2006     23,740,000    24,837,144
Bank of New York Co., Inc.:
   3.75%, 02/15/2008            18,000,000              18,208,674
   4.14%, 08/02/2007            16,625,000              16,860,227
Goldman Sachs & Co., Inc.:
   3.875%, 01/15/2009           19,345,000              19,495,175
   7.35%, 10/01/2009            3,115,000               3,587,209
Legg Mason, Inc., 6.75%, 07/02/2008   1,070,000         1,182,122
Mellon Capital II, Ser. B, 8.00%, 01/15/2027  6,265,000  7,022,282
Merrill Lynch & Co., Inc.:
   3.125%, 07/15/2008           12,400,000              12,208,594
   4.125%, 09/10/2009           12,600,000              12,697,385
Morgan Stanley:
   3.625%, 04/01/2008           7,850,000               7,899,722
   3.875%, 01/15/2009           23,850,000              23,996,201
                                147,994,735

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                Principal
                Amount          Value
CORPORATE BONDS continued
FINANCIALS continued
Commercial Banks 1.7%
National City Corp., 6.875%, 05/15/2019 $      10,025,000      $   11,690,874
PNC Funding Corp.:
   6.125%, 02/15/2009           10,440,000    11,336,723
   7.50%, 11/01/2009            11,390,000    13,180,770
SunTrust Banks, Inc., 4.25%, 10/15/2009         27,575,000       28,096,140
Wells Fargo & Co., 6.875%, 04/01/2006           11,975,000       12,649,971
                                76,954,478
Consumer Finance 3.1%
General Electric Capital Corp.:
   5.00%, 06/15/2007            13,350,000              13,985,701
   6.125%, 02/22/2011           7,350,000               8,136,266
GMAC, 6.875%, 09/15/2011                20,435,000              21,301,546
Household Finance Corp.:
   4.75%, 05/15/2009            12,600,000              13,089,082
   6.40%, 06/17/2008            5,875,000               6,439,076
   6.50%, 11/15/2008            11,880,000              13,124,537
   6.75%, 05/15/2011            8,550,000               9,684,234
International Lease Finance Corp., 4.00%, 01/17/2006    6,850,000      6,950,633
Sprint Capital Corp., 6.875%, 11/15/2028                31,525,000  33,958,163
USAA Capital Corp., 5.59%, 12/20/2006 144A              18,000,000  19,009,332
                                145,678,570
Insurance 0.2%
Nationwide Life Global Funding I, 5.35%, 02/15/2007 144A  10,000,000  10,472,200
Real Estate 2.6%
AvalonBay Communities, Inc., 6.625%, 01/15/2005 REIT  6,575,000   6,629,204
Caterpillar Financial Services, 3.70%, 08/15/2008     25,000,000  25,162,075
Duke Realty LP:
   3.35%, 01/15/2008 REIT               12,000,000    11,890,800
   3.50%, 11/01/2007 REIT               19,800,000    19,936,204
   7.05%, 03/01/2006 REIT               3,600,000     3,751,315
Duke Weeks Realty, Ltd., 7.75%, 11/15/2009 REIT         7,510,000   8,724,194
EOP Operating LP:
   6.80%, 01/15/2009            9,075,000               10,029,872
   7.75%, 11/15/2007            9,000,000               10,069,569
ERP Operating LP, 6.63%, 04/13/2015 REIT   20,520,000    20,883,676
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT   2,350,000   2,436,880
                                119,513,789
Thrifts & Mortgage Finance 2.0%
American General Finance Corp.:
   4.50%, 11/15/2007            18,525,000              19,103,017
   5.875%, 07/14/2006           19,775,000              20,739,526
   5.91%, 06/12/2006            2,000,000               2,096,782

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                Principal
                Amount          Value
CORPORATE BONDS continued
FINANCIALS continued
Thrifts & Mortgage Finance continued
Washington Mutual, Inc.:
   5.625%, 01/15/2007   $       9,250,000       $       9,735,051
   6.875%, 06/15/2011           7,305,000               8,315,793
   7.50%, 08/15/2006            9,480,000               10,220,720
World Savings Bank FSB, 4.50%,
 06/15/2009                      23,000,000              23,660,123
                                93,871,012
INDUSTRIALS 1.2%
Aerospace & Defense 0.4%
General Dynamics Corp., 4.50%,
 08/15/2010                     20,000,000              20,598,460
Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%,
   04/01/2020                   2,000,000               2,707,166
Machinery 0.2%
Ingersoll-Rand Co., 6.25%,
05/15/2006                    9,550,000               10,023,250
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
   6.75%, 03/15/2029            8,465,000               9,405,639
   7.125%, 12/15/2010           6,870,000               7,912,475
   8.625%, 11/01/2004           5,130,000               5,130,000
                                22,448,114
MATERIALS 0.9%
Chemicals 0.1%
Dow Chemical Co., 8.625%,
        04/01/2006              1,164,000               1,252,995
Metals & Mining 0.8%
Alcan, Inc., 6.125%, 12/15/2033         23,775,000              25,078,298
Alcoa, Inc., 6.50%, 06/01/2011          11,365,000              12,838,881
                                37,917,179
Paper & Forest Products 0.0%
International Paper Co., 6.50%, 11/15/2007              25,000          27,080
TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 1.3%
BellSouth Corp., 6.375%, 06/01/2028      10,455,000              10,959,224
New Jersey Bell Telephone Co., 7.85%,
 11/15/2029                             17,000,000              20,868,775
SBC Communications, Inc., 6.25%,
  03/15/2011                           14,625,000              16,168,625
Verizon, Inc., 5.875%, 01/17/2012       9,050,000               9,736,388
                                57,733,012
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc., 8.125%,
   05/01/2012                          11,975,000              14,630,456

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                                                                        Principal
                                                                        Amount                  Value
CORPORATE BONDS continued
UTILITIES 1.4%
Electric Utilities 0.6%
Carolina Power & Light Co., 6.50%, 07/15/2012                   $       15,800,000      $       17,635,581
Georgia Power Co., Ser. G, 6.20%, 02/01/2006                            3,250,000               3,390,689
Progress Energy, Inc., 7.75%, 03/01/2031                                7,330,000               8,729,407
                                                29,755,677
Gas Utilities 0.4%
Consolidated Natural Gas Co., Ser. A, 6.85%, 04/15/2011                 16,795,000              19,029,020
Multi-Utilities & Unregulated Power 0.4%
Pacific Gas & Electric Co., 6.05%, 03/01/2034                           17,650,000              18,241,434
Total Corporate Bonds (cost $927,431,182)                                               990,076,686
                                                        Shares          Value
MUTUAL FUND SHARES 0.3%
Blackrock North American Government Income Trust                        976,800         11,115,984
MFS Government Markets Income Trust                                     844,700         5,625,702
Oppenheimer Multi-Sector Income Trust                                   3,000           25,500
Total Mutual Fund Shares (cost $14,617,584)                                             16,767,186
                                                                Principal
                                                                Amount          Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.5%
FNMA, 6.625%, 11/15/2030 (cost $26,092,995)             $       22,000,000              26,213,638
U.S. TREASURY OBLIGATIONS 14.8%
U.S. Treasury Bond, 6.00%, 02/15/2026                           330,880,000             381,998,644
U.S. Treasury Notes:
   2.75%, 07/31/2006                                            160,545,000             161,341,464
   5.00%, 08/15/2011                                             133,295,000             143,995,123
      Total U.S. Treasury Obligations (cost $665,339,027)               687,335,231
WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 5.5%
Fixed-Rate 5.5%
MASTR Adjustable Rate Mtge. Trust, Ser. 2004-13, Class 2A1, 3.82%,
             3
07/25/2034      #                                                50,000,000              49,735,000
Morgan Stanley Mortgage Loan Trust:
   Ser. 2004-8AR, Class 4A1, 5.47%, 10/25/2034                  54,707,758              56,089,326
        3
Ser. 2004-10AR, Class 2A2, 5.15%, 11/25/2034                    40,000,000              40,748,000
Structured Adjustable Rate Mtge. Loan Trust, Ser. 2004-8, Class 5A3, 4.73%,
   07/25/2034                   42,900,000              43,191,604
Wells Fargo Mtge. Backed Securities Trust:
   Ser. 2004-N, Class A6, 4.00%, 08/25/2034                     25,445,000              25,414,975
   Ser. 2004-S, Class A7, 3.54%, 09/25/2034                     42,020,000              40,986,434
Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations
        (cost $254,673,312)                                     256,165,339

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

                Principal
                Amount          Value
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH SECURITIES 2.8%
Fixed-Rate 1.2%
First Horizon Mtge. Passthru Trust, 6.25%, 08/25/2017   $       10,546,849      $       10,942,919
Residential Asset Mtge. Products, Inc., Ser. 2004-SL2, Class AI, 6.50%,
   10/25/2016                                                   18,754,676              19,396,152
Washington Mutual, Inc., Ser. 2004-CB2, Class 5A, 5.00%,
   07/25/2019                                                   22,377,679              23,016,147
                                53,355,218
Floating-Rate 1.6%
CitiFinancial Mtge. Securities, Inc., Ser. 2003-3,
Class AF1, 2.05%, 08/25/2033                                    6,503,500               6,507,474
FNMA, Ser. 2002-T15, Class A1, 2.13%, 11/26/2032                22,289,541              22,221,417
Indymac Index Mtge. Loan Trust:
   Ser. 2004-AR7, Class A2, 2.36%, 09/25/2034           17,733,458              17,810,707
   Ser. 2004-AR8, Class 2A2A, 2.33%, 11/25/2034         29,808,677              29,836,754
                                76,376,352
Total Whole Loan Mortgage-Backed Pass-Through Securities
        (cost $128,882,631)                             129,731,570
YANKEE OBLIGATIONS-CORPORATE 0.2%
TELECOMMUNICATION SERVICES 0.2%
Wireless Telecommunication Services 0.2%
Vodafone Group plc, 7.75%, 02/15/2010 (cost $7,351,606)         7,380,000               8,692,910
                Shares          Value
SHORT-TERM INVESTMENTS 12.8%
MUTUAL FUND SHARES 12.8%
Evergreen Institutional Money Market Fund (o) ##
  (cost $596,210,791)                                     596,210,791             596,210,791
Total Investments (cost $4,871,880,962) 106.9%                          4,978,161,603
Other Assets and Liabilities (6.9%)                             (322,662,577)
Net Assets 100.0%                       $       4,655,499,026

#       When-issued or delayed delivery security
3       No market quotation available. Valued at fair value as determined in good faith under procedures established by the
        Board of Trustees.
144A    Security that may be sold to qualified institutional buyers under Rule
 144A of the Securities Act of 1933, as amended.
        This security has been determined to be liquid under guidelines established by the Board of Trustees.
(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##      All or a portion of this security has been segregated for when-issued or delayed delivery securities.
Summary of Abbreviations
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association
GNMA    Government National Mortgage Association
MASTR   Mortgage Asset Securitization Transactions, Inc.
REIT    Real Estate Investment Trust
SLMA    Student Loan Marketing Association
TBA     To Be Announced

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

The following table shows the percent of total bonds by credit quality based on Moody's and Standard & Poor's ratings as of October 31, 2004:

AAA     76.5%
AA      1.9%
A       11.0%
BBB     9.1%
NR      1.5%
        100.0%

The following table shows the percent of total bonds by maturity as of October 31, 2004:

Less than 1 year        2.2%
1 to 3 year(s)  28.9%
3 to 5 years    29.7%
5 to 10 years   23.5%
10 to 20 years  1.1%
20 to 30 years  14.6%
        100.0%

See Notes to Financial Statements

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004 (unaudited)

Assets
Investments in securities, at value (cost $4,275,670,171)  $  4,381,950,812
Investments in affiliate, at value (cost $596,210,791)          596,210,791
Receivable for securities sold          200,321,042
Receivable for Fund shares sold         2,676,320
Interest receivable             33,471,064
Prepaid expenses and other assets               683,846
  Total assets          5,215,313,875
Liabilities
Dividends payable               8,677,562
Payable for securities purchased                544,563,532
Payable for Fund shares redeemed                6,163,513
Advisory fee payable            93,962
Distribution Plan expenses payable              44,161
Due to other related parties            39,261
Accrued expenses and other liabilities          232,858
  Total liabilities             559,814,849
Net assets      $       4,655,499,026
Net assets represented by
Paid-in capital $       4,527,139,104
Overdistributed net investment income           (6,590,846)
Accumulated net realized gains on
securities and credit default swap transactions               28,670,127
Net unrealized gains on securities              106,280,641
Total net assets        $       4,655,499,026
Net assets consists of
  Class A       $       454,180,566
  Class B               252,134,560
  Class C               136,128,528
  Class I               3,757,449,422
  Class IS              54,511,422
  Class R               1,094,528
Total net assets        $       4,655,499,026
Shares outstanding
  Class A               41,872,450
  Class B               23,245,250
  Class C               12,549,888
  Class I               346,413,459
  Class IS              5,025,671
  Class R               100,908
Net asset value per share
  Class A       $       10.85
  Class A -- Offering price (based on sales charge of 4.75%)    $       11.39
  Class B       $       10.85
  Class C       $       10.85
  Class I       $       10.85
  Class IS      $       10.85
  Class R       $       10.85
See Notes to Financial Statements

23

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2004 (unaudited)

Investment income
Interest        $       91,883,274
Dividends               4,401,531
Total investment income         96,284,805
Expenses
Advisory fee            7,288,004
Distribution Plan expenses
  Class A               666,740
  Class B               1,289,952
  Class C               684,245
  Class IS              65,646
  Class R               1,239
Administrative services fee             2,277,425
Transfer agent fees             1,490,803
Trustees' fees and expenses             32,442
Printing and postage expenses           61,840
Custodian and accounting fees           579,664
Registration and filing fees            23,488
Professional fees               22,698
Other           48,422
  Total expenses                14,532,608
  Less: Expense reductions              (11,447)
      Fee waivers               (1,689,845)
  Net expenses          12,831,316
Net investment income           83,453,489
Net realized and unrealized gains or losses on securities and credit default swap transactions
Net realized gains on:
  Securities            14,160,503
  Credit default swap transactions              350
Net realized gains on securities and credit default
swap transactions           14,160,853
Net change in unrealized gains or losses on securities and credit default
  swap transactions             76,526,941
Net realized and unrealized gains or losses on securities and credit default
  swap transactions             90,687,794
Net increase in net assets resulting from operations    $       174,141,283

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        October 31, 2004        Year Ended
                                        (unaudited)           April 30, 2004 (a)
Operations
Net investment income           $    83,453,489              $  158,206,182
Net realized gains on securities and
  credit default swap transactions   14,160,853                  69,964,125
Net change in unrealized gains or
  losses on securities and credit
  default swap transactions           76,526,941               (147,679,786)
Net increase in net assets resulting
  from operations                       174,141,283              80,490,521
Distributions to shareholders
from
Net investment income
  Class A                       (8,667,650)                     (19,148,882)
  Class B                       (4,127,809)                     (10,027,078)
  Class C                       (2,192,555)                     (4,973,450)
  Class I                       (76,862,577)                    (152,850,766)
  Class IS                      (1,039,342)                     (2,170,536)
  Class R                       (9,134)                 (953)
Net realized gains
  Class A                       0                               (3,917,725)
  Class B                       0                               (2,462,501)
  Class C                       0                               (1,213,633)
  Class I                       0                               (28,845,612)
  Class IS                      0                               (436,218)
  Class R                       0                               (8)
  Total distributions to shareholders   (92,899,067)           (226,047,362)
        Shares                          Shares
Capital share transactions
Proceeds from shares sold
  Class A       6,171,797     65,863,430     23,208,407       253,047,099
  Class B       968,528         10,360,313   5,264,414       57,580,115
  Class C       1,630,171     17,407,484     4,715,954      51,434,867
  Class I       35,716,858    381,982,832    91,838,814     998,914,539
  Class IS      1,427,355      15,263,647     2,953,150      32,168,433
  Class R       83,544          899,380         18,272          200,095
                        491,777,086                             1,393,345,148
Net asset value of shares issued in
  reinvestment of distributions
  Class A       651,725         6,980,684               1,622,465    17,565,488
  Class B       297,410         3,184,767               918,636        9,944,298
  Class C       122,722         1,314,043               388,141       4,201,325
  Class I       2,490,072     26,679,916              5,331,478      57,697,698
  Class IS      67,448          722,507         174,224         1,886,676
  Class R       177             1,918           0               0
                        38,883,835                              91,295,485
Automatic conversion of Class B
  shares to Class A shares
  Class A       227,546         2,424,452         427,811         4,661,453
  Class B       (227,546)       (2,424,452)     (427,811)       (4,661,453)
                        0                               0

(a) For Class R shares, for the period from October 10, 2003 (commencement of class operations), to April 30, 2004.

See Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS continued

        Six Months Ended
        October 31, 2004                Year Ended
        (unaudited)             April 30, 2004 (a)
        Shares          Shares
Capital share transactions
  continued
Payment for shares redeemed
  Class A       (7,974,537) $   (84,869,317)    (23,833,699) $  (258,702,263)
  Class B       (3,581,257)     (38,148,304)    (8,211,303)     (88,995,323)
  Class C       (2,540,234)     (27,075,653)    (5,532,244)     (59,954,054)
  Class I       (38,479,126)    (410,387,712)   (72,954,327)    (793,012,858)
  Class IS      (1,377,415)     (14,709,209)    (3,131,832)     (34,003,186)
  Class R       (817)   (8,780) (268)   (2,902)
                        (575,198,975)                   (1,234,670,586)
Net increase (decrease) in net assets
  resulting from capital share
  transactions                  (44,538,054)                    249,970,047
Total increase in net assets     36,704,162                   104,413,206
Net assets
Beginning of period             4,618,794,864                  4,514,381,658
End of period   $               4,655,499,026           $      4,618,794,864
Undistributed (overdistributed) net
  investment income     $               (6,590,846)     $      2,854,732

(a) For Class R shares, for the period from October 10, 2003 (commencement of class operations), to April 30, 2004.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Core Bond Fund (the "Fund") is a diversified series of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Class R, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are

27

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

d. Credit default swaps

The Fund may enter into credit default swaps. Credit default swaps involve an exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of default or bankruptcy. Under the terms of the swap, one party acts as a "guarantor" and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Periodic payments are recorded as realized gains or losses. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Swaps are marked-to-market daily based on quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

28

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.32% of the Fund's average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended October 31, 2004, EIMC waived its fee in the amount of $1,689,845, which represents 0.07% of the Fund's average daily net assets (on an annualized basis). As of October 31, 2004 the Fund had $6,090,084 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended October 31, 2004, EIS received $19,837 from the sale of Class A shares and $20,249, $524,744 and $46,761 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

29

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended October 31, 2004:

        Cost of Purchases               Proceeds from Sales
        U.S.            Non-U.S.                U.S.            Non-U.S.
        Government              Government              Government              Government
$       1,155,623,369   $       965,278,643     $       1,052,863,883   $       798,309,186

On October 31, 2004, the aggregate cost of securities for federal income tax purposes was $4,877,561,079. The gross unrealized appreciation and depreciation on securities based on tax cost was $113,029,810 and $12,429,286, respectively, with a net unrealized appreciation of $100,600,524.

As of April 30, 2004, the Fund had $13,438,006 in capital loss carryovers for federal income tax purposes with $6,577,059 expiring in 2007, $2,853,243 expiring in 2008 and $4,007,704 expiring in 2009.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended April 30, 2004 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended October 31, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

30

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended October 31, 2004, the Fund had no borrowings under this agreement.

10. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund's financial position and results of operations.

11. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund
(formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus,
(ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, repre-

31

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

senting what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen is engaging in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

12. SUBSEQUENT DISTRIBUTIONS

On December 7, 2004, the Fund declared distributions from capital gains to shareholders of record on December 6, 2004. The per share amounts payable on December 8, 2004 are as follows:

                Long-term Capital Gains
Class A $       0.0751
Class B $       0.0751
Class C $       0.0751
Class I $       0.0751

These distributions are not reflected in the accompanying financial statements.

32

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34

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35

TRUSTEES AND OFFICERS

TRUSTEES 1
Charles A. Austin III                Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee                              Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934                      Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-
Term of office since: 1991           wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
                                     Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice);
Other directorships: None            Former Director, Executive Vice President and Treasurer, State Street Research & Management
                                     Company (investment advice)

Shirley L. Fulton                    Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior
Trustee                              Resident Superior Court Judge, 26th Judicial District, Charlotte, NC
DOB: 1/10/1952
Term of office since: 2004
Other directorships: None

K. Dun Gifford                       Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee                              (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938                      Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974           Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
                                     Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Leroy Keith, Jr.                 Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of
Trustee                              Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
DOB: 2/14/1939                       Former Chairman of the Board and Chief Executive Officer, Carson Products Company
Term of office since: 1983           (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services;
                                     Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor
Other directorships: Trustee,        Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Series Fund, Phoenix
Multi-Portfolio Fund, and The
Phoenix Big Edge Series Fund

Gerald M. McDonnell                  Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina
Trustee                              (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former
DOB: 7/14/1939                       Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit                  Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former
Trustee                              Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 8/26/1955
Term of office since: 1984
Other directorships: None

David M. Richardson                  Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee                              development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941                       recruitment information and research company); Consultant, AESC (The Association of Retained
Term of office since: 1982           Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M
                                     Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc.
Other directorships: None            (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor
                                     Funds and Cash Resource Trust

Dr. Russell A. Salton III            Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare
                                     Trustee Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
                                     Services; DOB: 6/2/1947 Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds
                                     and Cash Resource Term of office since: 1984 Trust
Other directorships: None


28

TRUSTEES AND OFFICERS continued

Michael S. Scofield                Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
Trustee                            Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima                   Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint
Trustee                            Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
DOB: 8/11/1939                     Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former
Term of office since: 1993         Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former
                                   Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA 2          Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee                            Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of
DOB: 12/12/1937                    the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro 3                  Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President                          Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945                     Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel 4                      Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce 4                Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary                          Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000
James Angelos 4                    Principal occupations: Chief Compliance Officer, Senior Vice President and Director of
Chief Compliance Officer           Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004



1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.
2 Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.
3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC
  28288.
4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116. Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

                                                                12/04

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:


1. Declaration of Trust. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on July 14, 2003, Registration No.333-36019.

2. Bylaws (Amended & Restated). Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on January 26, 2001, Registration
     No. 333-36019.

3.   Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Select Fixed Income Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, Included as part Exhibit 1. and Exhibit 2 above.

6(a) Investment   Advisory  Agreement  between  Evergreen  Investment Management
     Company,   LLC  and  Evergreen   Select  Fixed  Income  Trust. Incorporated
     by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed on
     August 28, 2004, Registration No. 333-36019.

6(b) Sub-Advisory Advisory  Agreement  between  Evergreen  Investment Management
     Company,   LLC  and  Tattersall Advisory Group. Incorporated
     by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on February 28, 2002, Registration No. 333-36019.

7(a) Principal Underwriting  Agreement between Evergreen Investment Services,
     Inc. and Evergreen Select Fixed Income Trust for Classes A, B, C, I, IS and R. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed on August 28, 2004, Registration No. 333-36019.

7(b) Dealer Agreement (Amended) used by Evergreen Investment Services, Inc.
     Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed on August 28, 2004, Registration No. 333-36019.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on January 26, 2001, Registration
     No. 333-36019.

9. Custodian Agreement between State Street Bank and Trust Company and Evergreen Select Fixed Income Trust. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on February 28, 2002, Registration No. 333-36019.

10(a)Rule 12b-1 Distribution Plan for Class IS. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective
     Amendment No. 31 to the Registration Statement on Form N-1A filed on August 28, 2004, Registration No. 333-36019.

10(b)Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on September 30, 2003, Registration No. 333-36019.

10(c)Rule 12b-1 Distribution Plan for Class R. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on October 7, 2003, Registration No. 333-36019.

10(d)Multiple Class Plan.  Incorporated  by reference to Evergreen Select Fixed
     Income Trust's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on October 7, 2003, Registration
     No. 333-36019.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 20, 2004, Registration No. 333-121441.

12.Tax Opinion and Consent of Sullivan & Worcester LLP.Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 20, 2004, Registration No. 333-121441.

13.  Not applicable.

14(a)Consent of KPMG LLP. (Relating to financial statements of SouthTrust Bond
     Fund) Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 20, 2004, Registration No. 333-121441.

14(b)Consent of KPMG LLP. (Relating to financial statements of Evergreen Core
     Bond Fund) Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 20, 2004, Registration No. 333-121441.

15.  Not applicable.

16.  Not applicable.

17.  Proxy Card. Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of February, 2005.

                                         EVERGREEN SELECT FIXED INCOME TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of February, 2005.

/s/ Dennis  H. Ferro              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
Dennis  H. Ferro*                  Michael H. Koonce*                Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Executive Officer)                                           (Principal Financial and Accounting
                                                                    Officer)

 /s/ Charles A. Austin III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell          /s/ Russell A. Salton, III MD      /s/ Richard K. Wagoner
-----------------------------    -------------------------------    ---------------------------------
Gerald M. McDonnell*             Russell A. Salton, III MD*         Richard K. Wagoner*
Trustee                          Trustee                            Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson          /s/ Leroy Keith, Jr.
------------------------------   ------------------------------    ---------------------------------
Michael S. Scofield*              David M. Richardson*             Leroy Keith, Jr.*
Chairman of the Board             Trustee                          Trustee
and Trustee


/s/ Richard J. Shima             /s/ Shirley L. Fulton
------------------------------   ------------------------------
Richard J. Shima*                 Shirley L. Fulton*
Trustee                           Trustee

*By: /s/ Maureen E. Towle
----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT


17       Proxy Card

                                   EXHIBIT 17

                               FORM OF PROXY CARD

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              SOUTHTRUST BOND FUND

                          A series of SouthTrust Funds

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 16, 2005


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of SouthTrust Bond Fund ("SouthTrust Fund"), a series of SouthTrust Funds, that the undersigned is entitled to vote at the special meeting of shareholders of SouthTrust Fund to be held at 2:00 p.m., Eastern time on March 16, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                     Date                 , 2005

                                     ----------------------------------------

                                     ----------------------------------------
                                     Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - --

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SOUTHTRUST FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF SOUTHTRUST FUNDS RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Core Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust will (i) acquire all of the assets of SouthTrust Bond Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified
liabilities of SouthTrust Fund,  as   substantially   described  in  the
accompanying Prospectus/Proxy Statement.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN



       2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

                     ---- FOR        ---- AGAINST      ---- ABSTAIN


         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                      ---- FOR        ---- AGAINST      ---- ABSTAIN